UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08134

Eaton Vance Municipals Trust II

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

January 31

Date of Fiscal Year End

January 31, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance High Yield Municipal Income Fund Annual Report January 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2017

Eaton Vance

High Yield Municipal Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	30

Federal Tax Information	31

Management and Organization	32

Important Notices	35

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the period opened on February 1, 2016, U.S. Treasurys, along with municipal bonds, were several months into a rally that would continue through the first half of the period. Falling government interest rates around the world, driven by actions such as quantitative easing in Japan and the European Union, put many sovereign rates into negative territory and made U.S. Treasurys and municipal bonds look attractive by comparison.

Great Britain’s June 2016 vote to leave the European Union, ongoing Federal Reserve Board (the Fed) caution, and mixed U.S. economic reports continued to fuel the municipal rally in the summer of 2016. Even the Commonwealth of Puerto Rico’s July 1, 2016 default on over $1 billion in municipal bond and debt service payments — its second default in 2016 and its largest to date — failed to put a dent in the municipal rally, as the market had expected the defaults for some time.

In early fall, however, remarks by the European Central Bank, the Bank of Japan and the Fed seemed to indicate that rates might begin to rise sooner than markets had anticipated. As a result, municipal rates crept upward in September and October of 2016. In November, Donald Trump’s surprise win in the U.S. presidential election precipitated one of the largest municipal market declines in at least two decades. Rates rose and prices fell as markets anticipated that decreasing regulation and lower tax rates under a Trump administration could lead to higher economic growth and inflation.

In December, the Fed announced its only rate hike of 2016, a move that was widely anticipated by investors. Despite the hike, municipal bonds rallied modestly in December, making back some of the losses they had suffered the previous month. During January 2017, municipal bonds continued to stabilize. Interest rates were nearly unchanged in the final month of the period, as markets awaited the presidential inauguration to see what changes the new administration would actually bring. In general, municipal market returns were virtually flat for the one-year period, with coupon yields and price appreciation earlier in the fiscal year balanced by price declines from September through November 2016.

For the one-year period as a whole, the yield curve for municipal AAA-rated7 issues experienced a “bear flattening.” Rates rose throughout the curve, but the greatest increases occurred in the middle of the curve, causing the curve to flatten. Across the yield curve, municipal bonds, which had outperformed U.S. Treasurys from the beginning of the period until the election, underperformed U.S. Treasurys for the period as a whole.

Fund Performance

For the 12-month period ended January 31, 2017, Eaton Vance High Yield Municipal Income Fund (the Fund) had a total return of 0.25% for Class A shares at net asset value (NAV), outperforming the -0.28% return of the Fund’s primary benchmark,2 the Bloomberg Barclays Municipal Bond Index (the Index), but underperforming the 6.10% return of the Fund’s secondary benchmark, the Bloomberg Barclays High Yield Long (22+) Municipal Bond Index.

The Fund primarily invests in high yield municipal obligations — defined as securities rated BBB or below — whereas the primary Index, reflecting the broad municipal market, had a significantly smaller weight in BBB and below-investment-grade issues throughout the fiscal year. In general, high yield municipal funds saw strong inflows during the first half of the period, which helped drive up prices and put downward pressure on yields. In the second half of the period, however, that trend reversed. High yield municipal funds experienced outflows, which accelerated significantly after the November 8, 2016 presidential election, driving prices down and yields up.

The Fund seeks to enhance tax-exempt income by entering into residual interest bond transactions6 and investing the proceeds of such transactions in additional municipal securities, which creates leverage in the Fund. Leverage has the effect of magnifying the Fund’s exposure to its underlying investments in both up and down markets. During this period of flat-to-negative performance by municipal bonds, however, leverage did not have a significant impact on Fund performance relative to the unleveraged Index.

Contributors to Fund performance versus the Index during the period included an overweight and security selection in the industrial development revenue sector, an overweight and security selection in zero-coupon bonds, and security selection in local government general obligation bonds.

In contrast, detractors from performance relative to the Index included security selection in the transportation sector, security selection in 3% and 4% coupon bonds, and security selection in New York state bonds.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/07/1995	08/07/1995	0.25%	5.39%	3.09%
Class A with 4.75% Maximum Sales Charge	—	—	–4.54	4.36	2.59
Class B at NAV	08/07/1995	08/07/1995	–0.51	4.61	2.32
Class B with 5% Maximum Sales Charge	—	—	–5.33	4.28	2.32
Class C at NAV	06/18/1997	08/07/1995	–0.42	4.62	2.33
Class C with 1% Maximum Sales Charge	—	—	–1.39	4.62	2.33
Class I at NAV	05/09/2007	08/07/1995	0.51	5.65	3.34
Bloomberg Barclays Municipal Bond Index	—	—	–0.28%	2.94%	4.34%
Bloomberg Barclays High Yield Long (22+) Municipal Bond Index	—	—	6.10	7.00	4.60

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.86%	1.61%	1.61%	0.61%
Net		0.81	1.56	1.56	0.56

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		4.03%	3.26%	3.26%	4.28%
Taxable-Equivalent Distribution Rate		7.12	5.76	5.76	7.56
SEC 30-day Yield		2.83	2.23	2.23	3.23
Taxable-Equivalent SEC 30-day Yield		5.01	3.94	3.93	5.70

% Total Leverage[6]
Residual Interest Bond (RIB) Financing					8.40%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	01/31/2007	$12,581	N.A.
Class C	$10,000	01/31/2007	$12,597	N.A.
Class I	$250,000	01/31/2007	$347,348	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Bloomberg Barclays High Yield Long (22+) Municipal Bond Index is an unmanaged index of high-yield municipal bonds traded in the U.S. with maturities of 22 years or more. Prior to August 24, 2016, Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays High Yield Long (22+) Municipal Bond Index were named Barclays Municipal Bond Index and Barclays High Yield Long (22+) Municipal Bond Index, respectively. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Total annual operating expense ratios are as stated in the Fund’s most recent prospectus. Net expense ratio is not a result of a fee waiver or expense reimbursement. Net expense ratio excludes interest expense relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions and, as a result, net asset value and performance have not been affected by this expense. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

Fund profile subject to change due to active management.

5

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2016 – January 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/16)	Ending Account Value (1/31/17)	Expenses Paid During Period* (8/1/16 – 1/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$953.30	$4.42	0.90%
Class B	$1,000.00	$949.50	$8.09	1.65%
Class C	$1,000.00	$950.40	$8.09	1.65%
Class I	$1,000.00	$954.60	$3.19	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.57	0.90%
Class B	$1,000.00	$1,016.80	$8.36	1.65%
Class C	$1,000.00	$1,016.80	$8.36	1.65%
Class I	$1,000.00	$1,021.90	$3.30	0.65%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2016.

6

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Portfolio of Investments

Tax-Exempt Municipal Securities — 101.8%

Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.0%(1)
Northampton County Industrial Development Authority, PA, (Northampton Generating), 5.00%, 12/31/23(2)	$567	$226,579

		$226,579

Education — 4.5%
Dutchess County Local Development Corp., NY, (Culinary Institute of America), 5.00%, 7/1/33	$200	$221,852
Dutchess County Local Development Corp., NY, (Culinary Institute of America), 5.00%, 7/1/34	240	265,013
Dutchess County Local Development Corp., NY, (Culinary Institute of America), 5.00%, 7/1/41	400	436,032
Forest Grove, OR, (Pacific University), 5.00%, 5/1/40	1,570	1,642,079
Forest Grove, OR, (Pacific University), 5.25%, 5/1/34	2,055	2,190,445
Massachusetts Development Finance Agency, (Wentworth Institute of Technology), 5.00%, 10/1/46(3)	4,000	4,296,920
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/34(4)	10,000	10,810,300
Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	1,325	1,514,581
Oregon Facilities Authority, (University of Portland), 5.00%, 4/1/31	500	567,670
Oregon Facilities Authority, (University of Portland), 5.00%, 4/1/33	1,000	1,127,650
Oregon Facilities Authority, (University of Portland), 5.00%, 4/1/34	1,000	1,123,830
Oregon Facilities Authority, (University of Portland), 5.00%, 4/1/35	1,000	1,119,270
Romeoville, IL, (Lewis University), 5.00%, 10/1/27	1,000	1,113,780
Romeoville, IL, (Lewis University), 5.00%, 10/1/29	1,000	1,099,920
Romeoville, IL, (Lewis University), 5.00%, 10/1/30	1,000	1,094,180
Romeoville, IL, (Lewis University), 5.00%, 10/1/35	2,000	2,143,820
University of California, 5.00%, 5/15/38(4)	10,000	11,303,200
Westchester County Local Development Corp., NY, (Pace University), 5.00%, 5/1/34	8,135	8,433,717

		$50,504,259

Electric Utilities — 1.6%
Apache County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.50%, 3/1/30	$3,845	$4,038,980
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	730	794,102
Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.00%, 9/1/29	1,520	1,577,319
Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 5.25%, 10/1/40	210	230,376

Security	Principal Amount (000’s omitted)	Value

Electric Utilities (continued)
Public Power Generation Agency, NE, (Whelan Energy Center Unit 2), 5.00%, 1/1/31	$9,775	$10,917,013
Vernon, CA, Electric System Revenue, 5.125%, 8/1/21	520	560,181

		$18,117,971

Escrowed / Prerefunded — 2.1%
Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.00%, 7/15/30	$1,150	$1,306,354
Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.25%, 7/15/40	1,290	1,474,702
Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.375%, 7/15/43	700	802,753
Dawson Ridge Metropolitan District No. 1, CO, Escrowed to Maturity, 0.00%, 10/1/22	3,500	3,109,260
Fairfax County Economic Development Authority, VA, (Goodwin House, Inc.), Prerefunded to 10/1/17, 5.125%, 10/1/37	2,290	2,355,448
Illinois Finance Authority, (Provena Healthcare), Prerefunded to 8/15/19, 7.75%, 8/15/34	60	69,491
Illinois Finance Authority, (Provena Healthcare), Prerefunded to 8/15/19, 7.75%, 8/15/34	6,280	7,293,969
Onondaga Civic Development Corp., NY, (St. Joseph’s Hospital Health Center), Prerefunded to 7/1/19, 5.125%, 7/1/31	2,500	2,734,900
Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	195	223,343
Vernon, CA, Electric System Revenue, Prerefunded to 8/1/19, 5.125%, 8/1/21	225	240,525
Walker Field Public Airport Authority, CO, Prerefunded to 12/1/17, 4.75%, 12/1/27	1,090	1,124,946
Washington Housing Finance Commission, (Wesley Homes), Prerefunded to 1/1/18, 6.20%, 1/1/36	2,500	2,618,525

		$23,354,216

General Obligations — 9.2%
California, 5.00%, 8/1/27	$10,000	$11,970,800
California, 5.00%, 12/1/31	5,000	5,726,450
California, 5.00%, 9/1/32	14,255	16,201,663
Centennial Independent School District No. 12, Circle Pines, MN, 0.00%, 2/1/31	1,225	752,652
Centennial Independent School District No. 12, Circle Pines, MN, 0.00%, 2/1/33	1,500	838,830
Chicago Board of Education, IL, 7.00%, 12/1/44	8,900	8,485,349
Chicago, IL, 6.00%, 1/1/38(3)	4,000	4,011,600
Denton Independent School District, TX, (PSF Guaranteed), (SPA: Bank of Tokyo-Mitsubishi UFJ, Ltd.), 0.66%, 8/1/35(5)	3,900	3,900,000

7	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Illinois, 5.00%, 11/1/29	$2,800	$2,856,084
Illinois, 5.00%, 11/1/30	7,200	7,306,776
Illinois, 5.00%, 5/1/35	3,500	3,508,155
Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/16/30	13,400	8,223,312
Port of Houston Authority of Harris County, TX, (AMT), 5.625%, 10/1/38(4)	6,480	6,875,863
Springfield School District No. 19, Lane County, OR, 0.00%, 6/15/39	5,500	2,198,295
Washington, 5.25%, 2/1/36(4)	10,000	11,215,700
Will and Cook Counties Community High School District No. 210, IL, 5.00%, 1/1/28	3,500	3,251,605
Will County Community Unit School District No. 365-U, IL, (Valley View), 5.75%, 11/1/32	3,855	4,428,509

		$101,751,643

Health Care – Miscellaneous — 0.0%(1)
Illinois Development Finance Authority, (Community Rehabilitation Providers), 5.60%, 7/1/19	$535	$532,662

		$532,662

Hospital — 13.0%
Arkansas Development Finance Authority, (Washington Regional Medical Center), 5.00%, 2/1/33	$2,200	$2,380,664
California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/35	250	265,135
California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/40	550	579,189
California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/44	500	525,860
California Public Finance Authority, (Henry Mayo Newhall Hospital), 5.00%, 10/15/37(3)	1,000	1,064,780
Camden County Improvement Authority, NJ, (Cooper Health System), 5.00%, 2/15/29	1,000	1,066,650
Camden County Improvement Authority, NJ, (Cooper Health System), 5.00%, 2/15/32	2,000	2,107,800
Charlotte-Mecklenburg Hospital Authority, NC, (Carolinas HealthCare System), (SPA: JPMorgan Chase Bank, N.A.), 0.66%, 1/15/37(5)	11,000	11,000,000
Crawford County Hospital Authority, PA, (Meadville Medical Center), 6.00%, 6/1/46	3,175	3,173,381
Decatur Hospital Authority, TX, (Wise Regional Health System), 5.00%, 9/1/34	1,625	1,667,835
Decatur Hospital Authority, TX, (Wise Regional Health System), 5.25%, 9/1/29	1,675	1,754,562
Decatur Hospital Authority, TX, (Wise Regional Health System), 5.25%, 9/1/44	7,000	7,290,500

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Hawaii Department of Budget and Finance, (Hawaii Pacific Health Obligated Group), 5.50%, 7/1/40	$6,555	$7,039,087
Illinois Finance Authority, (Presence Health Network), 4.00%, 2/15/33	10,000	9,028,700
Illinois Finance Authority, (Presence Health Network), 5.00%, 2/15/36	2,000	2,031,520
Indiana County Hospital Authority, PA, (Indiana Regional Medical Center), 5.50%, 6/1/29	710	758,742
Indiana County Hospital Authority, PA, (Indiana Regional Medical Center), 6.00%, 6/1/39	3,705	4,027,817
Johnson City Health & Educational Facilities Board, TN, (Mountain States Health Alliance), 6.00%, 7/1/38	3,335	3,637,118
Martin County Health Facilities Authority, FL, (Martin Memorial Medical Center), 4.25%, 11/15/41	3,940	3,927,786
Massachusetts Development Finance Agency, (Tufts Medical Center), 6.75%, 1/1/36	2,005	2,277,640
Massachusetts Development Finance Agency, (UMass Memorial Health Care), 5.00%, 7/1/29	2,000	2,230,380
Muskingum County, OH, (Genesis HealthCare System Obligated Group), 5.00%, 2/15/33	2,775	2,884,168
New Jersey Health Care Facilities Financing Authority, (Barnabas Health Obligated Group), 4.25%, 7/1/44	3,050	3,118,106
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/39	10,325	11,161,841
New Jersey Health Care Facilities Financing Authority, (Robert Wood Johnson University Hospital), 5.00%, 7/1/39	3,500	3,795,015
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/36(4)	7,470	7,793,152
New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/40(6)	2,300	2,432,273
New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	3,190	3,446,061
New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	2,000	2,165,040
Palm Beach County Health Facilities Authority, FL, (BRRH Corp. Obligated Group), 5.00%, 12/1/31	6,250	6,784,562
South Lake County Hospital District, FL, (South Lake Hospital), 6.25%, 4/1/39	3,065	3,305,143
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/35	3,100	3,137,851
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.75%, 12/1/32	4,050	4,418,793
Southwestern Illinois Development Authority, (Memorial Group, Inc.), 7.25%, 11/1/33	1,455	1,882,799
Tarrant County Cultural Education Facilities Finance Corp., TX, (Cook Children’s Medical Center), 5.25%, 12/1/39(4)	7,000	7,824,110
West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), 5.375%, 6/1/38	2,580	2,866,457

8	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Wood County Central Hospital District, TX, (East Texas Medical Center Quitman), 6.00%, 11/1/41	$6,430	$6,784,422
Yavapai County Industrial Development Authority, AZ, (Yavapai Regional Medical Center), 5.25%, 8/1/33	2,500	2,717,550

		$144,352,489

Housing — 1.7%
Centerline Equity Issuer Trust, TN, 6.00%, 10/31/52(6)	$4,000	$4,338,960
East Hempfield Township Industrial Development Authority, PA, (Student Services, Inc.), 5.00%, 7/1/34	750	783,870
East Hempfield Township Industrial Development Authority, PA, (Student Services, Inc.), 5.00%, 7/1/39	1,250	1,294,400
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Corpus Christi II, LLC - Texas A&M University), 5.00%, 4/1/36	355	371,518
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Galveston I, LLC - Texas A&M University), 5.00%, 4/1/34	3,885	4,060,369
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Galveston I, LLC - Texas A&M University), 5.00%, 4/1/39	3,500	3,625,160
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Stephenville III, LLC - Tarleton State University), 5.00%, 4/1/30	800	849,816
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Stephenville III, LLC - Tarleton State University), 5.00%, 4/1/35	1,000	1,043,910
Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/06(7)	860	687,880
Texas Student Housing Corp., (University of North Texas), 11.00%, 7/1/31(7)	2,000	1,599,720

		$18,655,603

Industrial Development Revenue — 10.2%
Brazos River Harbor Navigation District of Brazoria County, TX, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	$9,085	$9,645,363
Clayton County Development Authority, GA, (Delta Air Lines, Inc.), 8.75%, 6/1/29	1,180	1,400,931
Denver City and County, CO, (United Airlines), (AMT), 5.75%, 10/1/32	770	783,514
Essex County Improvement Authority, NJ, (Covanta), (AMT), 5.25%, 7/1/45(6)	7,175	7,117,098
Hardeman County Correctional Facilities Corp., TN, 7.75%, 8/1/17	485	483,686
Louisiana Public Facilities Authority, (Cleco Power LLC), 4.25%, 12/1/38	8,750	8,943,812
Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 5.125% to 8/1/25 (Put Date), 8/1/35(6)	1,880	1,807,357

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue (continued)
Maricopa County Pollution Control Corp., AZ, (El Paso Electric Co.), 4.50%, 8/1/42	$6,500	$6,630,065
Maryland Economic Development Corp., (AFCO Cargo), (AMT), 6.50%, 7/1/24	1,840	1,843,514
Maryland Economic Development Corp., (AFCO Cargo), (AMT), 7.34%, 7/1/24	385	385,959
Massachusetts Development Finance Agency, (Covanta Energy), 4.875%, 11/1/42(6)	8,875	8,904,287
Massachusetts Development Finance Agency, (Covanta Energy), (AMT), 5.25%, 11/1/42(6)	4,745	4,766,969
Matagorda County Navigation District No. 1, TX, (AEP Texas Central Co.), Series 2008-1, 4.00%, 6/1/30	1,000	1,032,290
Matagorda County Navigation District No. 1, TX, (AEP Texas Central Co.), Series 2008-2, 4.00%, 6/1/30	8,055	8,315,096
New Hampshire Business Finance Authority, (Casella Waste Systems, Inc.), (AMT), 4.00% to 10/1/19 (Put Date), 4/1/29(6)	1,285	1,266,997
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.25%, 9/15/29	8,285	8,739,515
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.50%, 6/1/33	4,375	4,701,113
New Jersey Economic Development Authority, (Continental Airlines), Series 2000A, (AMT), 5.625%, 11/15/30	760	827,085
New Jersey Economic Development Authority, (Continental Airlines), Series 2000B, (AMT), 5.625%, 11/15/30	1,285	1,398,427
New Jersey Economic Development Authority, (New Jersey-American Water Co., Inc.), (AMT), 5.70%, 10/1/39	6,245	6,805,739
New York Environmental Facilities Corp., (Casella Waste Systems, Inc.), (AMT), 3.125% to 6/1/26 (Put Date), 12/1/44(6)	5,500	4,555,375
Phenix City Industrial Development Board, AL, (MeadWestvaco Coated Board), (AMT), 4.125%, 5/15/35	13,570	13,614,374
Public Finance Authority, WI, (Celanese Corp.), (AMT), 4.30%, 11/1/30	5,000	4,920,650
Selma Industrial Development Board, AL, (International Paper Co.), 5.80%, 5/1/34	4,230	4,711,289

		$113,600,505

Insured – Electric Utilities — 0.5%
Kentucky Municipal Power Agency, (Prairie State Energy Campus), (NPFG), 5.00%, 9/1/32	$4,765	$5,309,687

		$5,309,687

Insured – Escrowed / Prerefunded — 0.2%
Michigan Finance Authority, (Detroit), (AGC), Prerefunded to 4/1/18, 5.00%, 4/1/20	$2,163	$2,264,849

		$2,264,849

9	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations — 2.0%
Detroit, MI, (AGC), Prerefunded to 4/1/18, 5.00%, 4/1/20	$397	$405,216
Irvington Township, NJ, (AGM), 5.00%, 7/15/32	2,000	2,231,460
Luzerne County, PA, (AGM), 5.00%, 11/15/29	5,000	5,502,400
McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 1/1/31	3,175	3,432,810
McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 1/1/32	1,215	1,309,041
McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 1/1/33	1,405	1,508,422
McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 7/1/34	2,810	3,006,279
Oyster Bay, NY, (AGM), 4.00%, 8/1/31	5,000	5,074,050

		$22,469,678

Insured – Industrial Development Revenue — 0.7%
Matagorda County Navigation District No. 1, TX, (AEP Texas Central Co.), (NPFG), (AMT), 5.20%, 5/1/30	$8,050	$8,343,664

		$8,343,664

Insured – Other Revenue — 1.9%
Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$12,700	$5,879,211
Harris County-Houston Sports Authority, TX, (NPFG), 0.00%, 11/15/26	10,510	7,125,465
Harris County-Houston Sports Authority, TX, (NPFG), 0.00%, 11/15/28	10,000	6,226,100
New York City Industrial Development Agency, NY, (Yankee Stadium), (AGC), 7.00%, 3/1/49	2,150	2,385,554

		$21,616,330

Insured – Special Tax Revenue — 1.5%
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, (0.00% until 10/1/19), 10/1/39	$14,500	$16,442,710

		$16,442,710

Insured – Student Loan — 0.3%
Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	$2,970	$3,106,531

		$3,106,531

Insured – Transportation — 5.9%
Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/32	$1,500	$1,688,610
Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/33	650	730,977

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation (continued)
Chicago, IL, (O’Hare International Airport), (AGM), 5.50%, 1/1/43	$1,355	$1,514,768
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/33	15,000	6,209,700
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/34	20,000	7,803,600
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/37	6,665	2,528,434
Foothill/Eastern Transportation Corridor Agency, CA, (AGM), 5.625%, (0.00% until 1/15/24), 1/15/32	1,955	1,676,588
New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AGM), (AMT), 5.125%, 7/1/42	1,805	1,965,248
New York State Thruway Authority, NY, (Liq: JPMorgan Chase Bank, N.A.), (AGM), (FGIC), 0.81%, 7/1/17(6)(8)	3,000	3,000,000
New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AGM), (AMT), 4.00%, 7/1/36	6,000	5,904,240
New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AGM), (AMT), 4.00%, 7/1/41	3,920	3,841,992
North Texas Tollway Authority, (AGC), 6.20%, 1/1/42	10,000	12,258,800
Ohio, (Portsmouth Gateway Group, LLC), (AGM), (AMT), 5.00%, 12/31/27	1,150	1,294,417
Ohio, (Portsmouth Gateway Group, LLC), (AGM), (AMT), 5.00%, 12/31/28	1,600	1,790,944
San Jose, CA, Airport Revenue, (AGM), (AMBAC), (BHAC), (AMT), 6.00%, 3/1/47	7,150	7,179,673
Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/30	9,440	5,768,595

		$65,156,586

Insured – Water and Sewer — 0.6%
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/27	$2,155	$1,376,657
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/28	3,965	2,365,360
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/29	3,035	1,689,979
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/30	2,580	1,336,853

		$6,768,849

Lease Revenue / Certificates of Participation — 2.1%
Charleston Educational Excellence Financing Corp., SC, (Charleston County School District), 5.00%, 12/1/29(4)	$10,875	$12,487,980
Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	2,480	2,810,113
Raleigh, NC, Limited Obligation Bonds, (SPA: PNC Bank, N.A.), 0.66%, 6/1/34(5)	8,000	8,000,000

		$23,298,093

10	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Nursing Home — 0.1%
Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	$765	$721,479

		$721,479

Other Revenue — 5.9%
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 0.00%, 7/15/32	$250	$130,910
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 0.00%, 7/15/33	3,300	1,646,535
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 0.00%, 7/15/46	8,950	2,310,890
Build NYC Resource Corp., NY, (YMCA of Greater New York), 4.00%, 8/1/31	650	670,339
Build NYC Resource Corp., NY, (YMCA of Greater New York), 4.00%, 8/1/36	875	885,071
Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(7)	6,250	1,548,500
Cow Creek Band Umpqua Tribe of Indians, OR, 5.625%, 10/1/26(6)	6,000	6,007,560
New York City Transitional Finance Authority, NY, (Building Aid), 5.00%, 7/15/37(4)	10,000	11,247,800
Non-Profit Preferred Funding Trust I, Various States, Series D, 5.17%, 9/15/37(6)	14,000	10,080,280
Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	360	357,253
Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	10,105	11,462,001
Seminole Tribe, FL, 5.25%, 10/1/27(6)	9,000	9,154,440
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/30	1,860	1,994,608
White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(6)	6,835	6,885,374
Will and Kankakee Counties Community Unit School District No. 255-U, IL, 4.00%, 6/1/30	700	711,480

		$65,093,041

Senior Living / Life Care — 7.0%
Albemarle County Economic Development Authority, VA, (Westminster-Canterbury of the Blue Ridge), 5.00%, 1/1/42	$1,350	$1,368,913
Atlantic Beach, FL, (Fleet Landing), 5.00%, 11/15/37	7,945	8,345,269
Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/33	5,000	5,244,300
Connecticut Health and Educational Facilities Authority, (Church Home of Hartford, Inc.), 5.00%, 9/1/46(6)	1,000	945,140
Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc.), 5.75%, 1/1/28	415	456,699
Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc.), 6.375%, 1/1/33	655	741,074

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.125%, 11/15/32	$525	$558,007
Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.25%, 11/15/37	480	508,666
Howard County, MD, (Vantage House), 5.00%, 4/1/36	1,725	1,661,451
Illinois Finance Authority, (Plymouth Place, Inc.), 5.00%, 5/15/37	1,000	1,018,950
Indiana Finance Authority, (Marquette), 5.00%, 3/1/39	1,000	1,011,580
Maryland Health and Higher Educational Facilities Authority, (Edenwald), 5.25%, 1/1/37	2,500	2,749,500
Massachusetts Development Finance Agency, (VOA Concord Assisted Living, Inc.), 5.125%, 11/1/27(6)	1,085	1,085,206
Massachusetts Development Finance Agency, (VOA Concord Assisted Living, Inc.), 5.20%, 11/1/41(6)	1,560	1,492,514
Mesquite Health Facilities Development Corp., TX, (Christian Care Centers), 5.00%, 2/15/36	500	509,190
Mesquite Health Facilities Development Corp., TX, (Christian Care Centers), 5.125%, 2/15/30	750	790,365
Mesquite Health Facilities Development Corp., TX, (Christian Care Centers), 5.125%, 2/15/42	1,500	1,527,900
Missouri Health and Educational Facilities Authority, (Bethesda Health Group, Inc.), 5.00%, 8/1/40	1,150	1,185,087
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/34	880	918,227
Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront), 5.125%, 10/1/34	2,500	2,625,850
Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront), 5.40%, 10/1/44	1,770	1,875,864
New Hampshire Health and Education Facilities Authority, (Kendal at Hanover), 5.00%, 10/1/40	500	529,850
New Hampshire Health and Education Facilities Authority, (Kendal at Hanover), 5.00%, 10/1/46	1,000	1,054,830
New Jersey Economic Development Authority, (United Methodist Homes of New Jersey), 5.00%, 7/1/29	1,285	1,375,246
North Carolina Medical Care Commission, (Deerfield Episcopal Retirement Community, Inc.), 5.00%, 11/1/37	1,675	1,789,486
North Miami, FL, (Imperial Club), 7.00%, 1/1/42(9)	3,475	346,110
North Miami, FL, (Imperial Club), 7.625%, 1/1/41(9)	7,315	728,574
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/34	50	57,873
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/39	1,190	1,377,377
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.50%, 6/1/49	6,855	8,015,414
Public Finance Authority, WI, (Church Home of Hartford, Inc.), 5.00%, 9/1/30(6)	770	791,483
Savannah Economic Development Authority, GA, (Marshes Skidaway Island Project), 7.00%, 1/1/34	3,000	3,317,520

11	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/34	$1,980	$2,059,101
Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/44	4,570	4,665,970
Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.00%, 12/1/32	450	474,404
Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.25%, 12/1/42	1,380	1,459,805
Tompkins County Development Corp., NY, (Kendal at Ithaca, Inc.), 4.25%, 7/1/32	1,270	1,294,587
Tompkins County Development Corp., NY, (Kendal at Ithaca, Inc.), 4.50%, 7/1/42	1,270	1,291,323
Warren County, OH, (Otterbein Homes Obligated Group), 5.00%, 7/1/39	1,975	2,105,824
Warren County, OH, (Otterbein Homes Obligated Group), 5.50%, 7/1/39	500	549,775
Washington Housing Finance Commission, (Bayview Manor Homes), 5.00%, 7/1/36(6)	750	763,785
Washington Housing Finance Commission, (Bayview Manor Homes), 5.00%, 7/1/46(6)	1,250	1,218,363
Washington Housing Finance Commission, (Wesley Homes at Lea Hill), 5.00%, 7/1/31(6)	1,910	1,903,124
Washington Housing Finance Commission, (Wesley Homes at Lea Hill), 5.00%, 7/1/36(6)	1,000	983,490
Westchester County Local Development Corp., NY, (Kendal on Hudson), 5.00%, 1/1/34	2,915	3,100,277

		$77,873,343

Special Tax Revenue — 5.8%
Aliso Viejo Community Facilities District No. 2005-01, CA, (Glenwood at Aliso Viejo), 5.00%, 9/1/38	$7,000	$7,629,580
Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	5,250	5,250,315
Irvine Community Facilities District No. 2013-3, CA, (Great Park), 5.00%, 9/1/39	2,000	2,094,100
Jurupa Public Financing Authority, CA, 5.00%, 9/1/33	600	667,920
Lakewood Ranch Stewardship District, FL, (Villages of Lakewood Ranch South), 5.00%, 5/1/36	5,000	4,926,700
Michigan Finance Authority, Detroit Financial Recovery Income Tax Revenue, 4.50%, 10/1/29	4,460	4,570,831
New River Community Development District, FL, (Capital Improvements), Series 2010A-1, 5.75%, 5/1/38	510	463,809
New River Community Development District, FL, (Capital Improvements), Series 2010A-2, 5.75%, 5/1/38	1,330	1,209,542
New River Community Development District, FL, (Capital Improvements), 5.00%, 5/1/13(9)	1,005	10
New York Convention Center Development Corp., Hotel Unit Fee, 0.00%, 11/15/29	2,630	1,685,988

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 2/15/37(4)	$10,000	$11,282,000
Poinciana West Community Development District, FL, 6.00%, 5/1/37	2,215	2,243,662
Regional Transportation District, CO, Special Tax Revenue, 5.00%, 11/1/34(3)	1,500	1,732,590
Regional Transportation District, CO, Special Tax Revenue, 5.00%, 11/1/36(3)	4,710	5,401,946
River Hall Community Development District, FL, (Capital Improvements), 5.45%, 5/1/36	2,760	2,556,643
South Orange County Public Financing Authority, CA, (Ladera Ranch), 5.00%, 8/15/31	1,500	1,649,235
South Orange County Public Financing Authority, CA, (Ladera Ranch), 5.00%, 8/15/33	1,000	1,094,120
South Orange County Public Financing Authority, CA, (Ladera Ranch), 5.00%, 8/15/34	450	491,355
South Village Community Development District, FL, 3.50%, 5/1/32	805	748,433
South Village Community Development District, FL, 3.625%, 5/1/35	500	443,335
South Village Community Development District, FL, 3.75%, 5/1/38	1,025	895,594
South Village Community Development District, FL, 4.875%, 5/1/35	500	461,755
South Village Community Development District, FL, 5.00%, 5/1/38	100	91,788
Southern Hills Plantation I Community Development District, FL, Series A1, 5.80%, 5/1/35	1,253	1,257,072
Southern Hills Plantation I Community Development District, FL, Series A2, 5.80%, 5/1/35	920	829,049
Sterling Hill Community Development District, FL, 5.50%, 5/1/37(9)	3,650	36
University Square Community Development District, FL, 5.875%, 5/1/38	1,715	1,715,995
Winter Garden Village at Fowler Groves Community Development District, FL, 4.125%, 5/1/37	3,425	3,103,529

		$64,496,932

Student Loan — 0.7%
New Jersey Higher Education Student Assistance Authority, (AMT), 4.00%, 12/1/30	$4,650	$4,691,106
New Jersey Higher Education Student Assistance Authority, (AMT), 4.75%, 12/1/43	2,765	2,797,129

		$7,488,235

12	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation — 22.0%
Austin, TX, Airport System Revenue, (AMT), 5.00%, 11/15/41(3)	$2,000	$2,204,820
Central Texas Regional Mobility Authority, 5.00%, 1/1/35	1,100	1,193,467
Central Texas Regional Mobility Authority, Prerefunded to 1/1/21, 5.75%, 1/1/31	565	654,134
Central Texas Regional Mobility Authority, Series 2015A, 5.00%, 1/1/40	13,070	14,082,925
Central Texas Regional Mobility Authority, Series 2016, 5.00%, 1/1/40	2,375	2,568,230
Chesapeake Bay Bridge and Tunnel Commission, VA, 5.00%, 7/1/46	4,000	4,317,680
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/35	2,500	2,748,850
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/38	5,000	5,469,850
Chicago, IL, (O’Hare International Airport), (AMT), 4.375%, 1/1/40	2,500	2,514,900
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/25	2,555	2,852,095
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/26	2,170	2,416,078
Colorado High Performance Transportation Enterprise, (U.S. 36 and I-25 Managed Lanes), (AMT), 5.75%, 1/1/44	2,500	2,642,300
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.00%, 11/1/42	5,255	5,649,335
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.25%, 11/1/29	7,000	7,919,030
Denver City and County, CO, Airport System Revenue, 1.40%, 11/15/19 (Put Date), 11/15/31(10)	3,400	3,404,896
Grand Parkway Transportation Corp., TX, 5.125%, 10/1/43	3,025	3,277,466
Illinois Toll Highway Authority, 5.00%, 1/1/40(4)	15,000	16,565,100
Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/28	2,690	1,515,492
Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/29	1,135	641,718
Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/30	500	263,235
Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/31	1,150	562,799
Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.00%, 5/15/41	13,700	15,122,471
Maryland Economic Development Corp., (Purple Line Light Rail), (AMT), 5.00%, 3/31/36	1,400	1,507,758
Mid-Bay Bridge Authority, FL, 5.00%, 10/1/30	2,050	2,290,260
Mid-Bay Bridge Authority, FL, 5.00%, 10/1/35	5,000	5,477,950
New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AMT), 5.125%, 1/1/34	5,000	5,282,000
New Jersey Transportation Trust Fund Authority, (Transportation System), 5.875%, 12/15/38	2,000	2,125,680

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
New Orleans Aviation Board, LA, (North Terminal Project), (AMT), 5.00%, 1/1/35	$2,000	$2,151,360
New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.00%, 7/1/46	6,345	6,638,202
New York Transportation Development Corp., (Terminal One Group Association, L.P.), (AMT), 5.00%, 1/1/23	3,000	3,406,530
Niagara Frontier Transportation Authority, NY, (Buffalo Niagara International Airport), (AMT), 5.00%, 4/1/28	470	518,316
North East Texas Regional Mobility Authority, 5.00%, 1/1/41	5,250	5,624,062
North Texas Tollway Authority, 5.50%, 9/1/41(4)	10,000	11,388,900
North Texas Tollway Authority, Prerefunded to 1/1/18, 5.75%, 1/1/38	7,150	7,462,455
Pennsylvania Economic Development Financing Authority, (Amtrak), (AMT), 5.00%, 11/1/41	5,495	5,797,555
Pennsylvania Turnpike Commission, 5.35%, 12/1/30	365	402,015
Pennsylvania Turnpike Commission, 5.45%, 12/1/35	1,125	1,252,924
Port Authority of New York and New Jersey, (AMT), 4.00%, 9/1/33(4)	12,080	12,495,190
Port Authority of New York and New Jersey, (AMT), 4.50%, 4/1/37(4)	10,000	10,449,200
Port Authority of New York and New Jersey, (AMT), 5.25%, 9/15/23(4)	5,025	5,245,547
Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35(4)	9,990	10,415,974
San Joaquin Hills Transportation Corridor Agency, CA, 5.00%, 1/15/44	10,000	10,739,600
San Jose, CA, Airport Revenue, (AMT), 5.00%, 3/1/24	2,135	2,336,587
South Jersey Transportation Authority, 5.00%, 11/1/32	2,250	2,461,252
Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	3,685	4,216,893
Texas Private Activity Bond Surface Transportation Corp., (LBJ IH-635 Managed Lanes Project), 7.00%, 6/30/40	4,460	5,107,860
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	3,415	3,865,609
Texas Transportation Commission, (Central Texas Turnpike System), 5.00%, 8/15/42	16,430	17,823,757

		$245,070,307

Water and Sewer — 2.3%
Detroit, MI, Sewage Disposal System, 5.00%, 7/1/32	$3,185	$3,426,932
Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	3,355	3,621,689
Detroit, MI, Water Supply System, 5.25%, 7/1/41	13,100	13,969,447

Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/33	1,905	2,083,670

13	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)
Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/44	$1,905	$2,024,539

		$25,126,277

Total Tax-Exempt Municipal Securities — 101.8% (identified cost $1,110,558,578)		$1,131,742,518

Taxable Municipal Securities — 6.0%

Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.0%(1)
Northampton County Industrial Development Authority, PA, (Northampton Generating), 5.00%, 12/31/23(2)	$55	$22,106

		$22,106

Electric Utilities — 0.7%
Vernon, CA, Electric System Revenue, 4.65%, 8/1/25	$7,500	$7,784,025

		$7,784,025

General Obligations — 2.5%
Atlantic City, NJ, 7.50%, 3/1/40	$5,000	$5,267,700
Chicago, IL, 7.517%, 1/1/40(11)	11,220	11,196,999
Chicago, IL, 7.75%, 1/1/42	11,035	11,180,221

		$27,644,920

Hospital — 1.1%
California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$11,000	$11,922,790

		$11,922,790

Insured – General Obligations — 0.8%
Detroit, MI, (AMBAC), 4.96%, 4/1/20	$988	$974,193
Detroit, MI, (AMBAC), 5.15%, 4/1/25	7,679	7,460,737

		$8,434,930

Insured – Special Tax Revenue — 0.2%
Industry, CA, Sales Tax Revenue, (AGM), 4.625%, 1/1/34	$2,500	$2,602,800

		$2,602,800

Security	Principal Amount (000’s omitted)	Value

Transportation — 0.7%
New Jersey Transportation Trust Fund Authority, 5.754%, 12/15/28(11)	$7,375	$7,661,887

		$7,661,887

Total Taxable Municipal Securities — 6.0% (identified cost $64,212,741)		$66,073,458

Total Investments — 107.8% (identified cost $1,174,771,319)		$1,197,815,976

Other Assets, Less Liabilities — (7.8)%		$(86,548,721)

Net Assets — 100.0%		$1,111,267,255

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2017, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	20.4%
New York	13.9%
Illinois	11.7%
California	10.9%
Others, representing less than 10% individually	50.9%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2017, 13.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.3% to 5.7% of total investments.

(1)	Amount is less than 0.05%.

(2)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(3)	When-issued security.

(4)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(5)

Variable rate demand obligation that may be tendered at par on any day for payment the lesser of 5 business days or 7 calendar days. The stated interest rate, which generally resets weekly, represents the rate in effect at January 31, 2017.

(6)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At January 31, 2017, the aggregate value of these securities is $79,500,075 or 7.2% of the Fund’s net assets.

(7)	Security is in default and making only partial interest payments.

14	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Portfolio of Investments — continued

(8)

Floating-rate certificate issued by a tender option bond trust that owns the underlying municipal bond. The floating-rate certificate may be tendered at par on any day for payment the lesser of 5 business days or 7 calendar days. The stated interest rate, which generally resets weekly, represents the rate in effect at January 31, 2017.

(9)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal or has filed for bankruptcy.

(10)	Floating-rate security. The stated interest rate represents the rate in effect at January 31, 2017.

(11)

Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation

U.S. 10-Year Treasury Note	175	Short	Mar-17	$(21,854,058)	$(21,782,031)	$72,027
U.S. Long Treasury Bond	112	Short	Mar-17	(17,035,125)	(16,894,500)	140,625

						$212,652

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.

FGIC	–	Financial Guaranty Insurance Company
Liq	–	Liquidity Provider
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund
SPA	–	Standby Bond Purchase Agreement

15	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Statement of Assets and Liabilities

Assets	January 31, 2017
Investments, at value (identified cost, $1,174,771,319)	$1,197,815,976
Cash	18,262,015
Restricted cash*	746,550
Interest receivable	12,492,034
Receivable for investments sold	8,330,393
Receivable for Fund shares sold	3,743,892
Total assets	$1,241,390,860

Liabilities
Payable for floating rate notes issued	$101,915,000
Payable for when-issued securities	18,585,885
Payable for variation margin on open financial futures contracts	110,250
Payable for Fund shares redeemed	7,340,372
Distributions payable	646,106
Payable to affiliates:
Investment adviser fee	410,296
Distribution and service fees	245,100
Interest expense and fees payable	623,049
Accrued expenses	247,547
Total liabilities	$130,123,605
Net Assets	$1,111,267,255

Sources of Net Assets
Paid-in capital	$1,255,886,276
Accumulated net realized loss	(169,971,606)
Accumulated undistributed net investment income	2,095,276
Net unrealized appreciation	23,257,309
Net Assets	$1,111,267,255

Class A Shares
Net Assets	$374,661,262
Shares Outstanding	43,301,351
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.65
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.08

Class B Shares
Net Assets	$2,364,782
Shares Outstanding	274,220
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$8.62

Class C Shares
Net Assets	$191,618,640
Shares Outstanding	23,930,113
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$8.01

Class I Shares
Net Assets	$542,622,571
Shares Outstanding	62,654,589
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.66

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the broker for open financial futures contracts.

** Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

16	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Statement of Operations

Investment Income	Year Ended January 31, 2017
Interest	$55,017,195
Total investment income	$55,017,195

Expenses
Investment adviser fee	$5,067,043
Distribution and service fees
Class A	1,061,587
Class B	28,569
Class C	2,152,192
Trustees’ fees and expenses	64,764
Custodian fee	262,226
Transfer and dividend disbursing agent fees	422,517
Legal and accounting services	127,483
Printing and postage	53,492
Registration fees	121,666
Interest expense and fees	1,208,294
Miscellaneous	101,934
Total expenses	$10,671,767

Net investment income	$44,345,428

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$2,476,499
Financial futures contracts	(584,404)
Net realized gain	$1,892,095
Change in unrealized appreciation (depreciation) —
Investments	$(47,092,804)
Financial futures contracts	1,626,262
Net change in unrealized appreciation (depreciation)	$(45,466,542)

Net realized and unrealized loss	$(43,574,447)

Net increase in net assets from operations	$770,981

17	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$44,345,428	$42,336,905
Net realized gain (loss) from investment transactions and financial futures contracts	1,892,095	(150,658)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(45,466,542)	(6,552,468)
Net increase in net assets from operations	$770,981	$35,633,779
Distributions to shareholders —
From net investment income
Class A	$(16,469,042)	$(17,395,213)
Class B	(89,652)	(134,387)
Class C	(6,718,204)	(6,579,436)
Class I	(21,710,175)	(17,893,242)
Total distributions to shareholders	$(44,987,073)	$(42,002,278)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$104,711,300	$93,945,120
Class B	44,966	69,316
Class C	43,163,955	48,583,321
Class I	376,739,947	260,926,699
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	14,548,210	14,964,128
Class B	75,055	111,223
Class C	5,257,499	4,931,319
Class I	18,240,276	14,592,855
Cost of shares redeemed
Class A	(162,266,793)	(127,289,734)
Class B	(469,581)	(1,120,187)
Class C	(54,239,602)	(44,668,900)
Class I	(297,775,123)	(216,018,730)
Net asset value of shares exchanged
Class A	500,817	1,129,011
Class B	(500,817)	(1,129,011)
Net increase in net assets from Fund share transactions	$48,030,109	$49,026,430

Net increase in net assets	$3,814,017	$42,657,931

Net Assets
At beginning of year	$1,107,453,238	$1,064,795,307
At end of year	$1,111,267,255	$1,107,453,238

Accumulated undistributed net investment income included in net assets
At end of year	$2,095,276	$1,998,559

18	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Financial Highlights

	Class A
	Year Ended January 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$8.970	$9.020	$8.070	$8.830	$8.340

Income (Loss) From Operations
Net investment income(1)	$0.345	$0.367	$0.378	$0.432	$0.434
Net realized and unrealized gain (loss)	(0.315)	(0.053)	0.960	(0.766)	0.481

Total income (loss) from operations	$0.030	$0.314	$1.338	$(0.334)	$0.915

Less Distributions
From net investment income	$(0.350)	$(0.364)	$(0.388)	$(0.426)	$(0.425)

Total distributions	$(0.350)	$(0.364)	$(0.388)	$(0.426)	$(0.425)

Net asset value — End of year	$8.650	$8.970	$9.020	$8.070	$8.830

Total Return(2)	0.25%	3.64%	16.92%	(3.75)%	11.23%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$374,661	$431,777	$452,135	$325,548	$411,671
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	0.79%	0.81%	0.83%	0.87%	0.86%
Interest and fee expense(4)	0.10%	0.05%	0.06%	0.10%	0.10%
Total expenses(3)	0.89%	0.86%	0.89%	0.97%	0.96%
Net investment income	3.83%	4.18%	4.41%	5.22%	5.05%
Portfolio Turnover	35%	27%	16%	30%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

19	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Financial Highlights — continued

	Class B
	Year Ended January 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$8.940	$8.990	$8.040	$8.800	$8.310

Income (Loss) From Operations
Net investment income(1)	$0.277	$0.301	$0.318	$0.369	$0.370
Net realized and unrealized gain (loss)	(0.316)	(0.054)	0.955	(0.766)	0.479

Total income (loss) from operations	$(0.039)	$0.247	$1.273	$(0.397)	$0.849

Less Distributions
From net investment income	$(0.281)	$(0.297)	$(0.323)	$(0.363)	$(0.359)

Total distributions	$(0.281)	$(0.297)	$(0.323)	$(0.363)	$(0.359)

Net asset value — End of year	$8.620	$8.940	$8.990	$8.040	$8.800

Total Return(2)	(0.51)%	2.87%	16.11%	(4.50)%	10.42%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,365	$3,298	$5,436	$7,633	$14,919
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.54%	1.56%	1.58%	1.62%	1.62%
Interest and fee expense(4)	0.10%	0.05%	0.06%	0.10%	0.10%
Total expenses(3)	1.64%	1.61%	1.64%	1.72%	1.72%
Net investment income	3.09%	3.43%	3.74%	4.45%	4.34%
Portfolio Turnover	35%	27%	16%	30%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

20	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Financial Highlights — continued

	Class C
	Year Ended January 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$8.300	$8.340	$7.460	$8.170	$7.720

Income (Loss) From Operations
Net investment income(1)	$0.256	$0.279	$0.290	$0.342	$0.341
Net realized and unrealized gain (loss)	(0.285)	(0.043)	0.889	(0.715)	0.442

Total income (loss) from operations	$(0.029)	$0.236	$1.179	$(0.373)	$0.783

Less Distributions
From net investment income	$(0.261)	$(0.276)	$(0.299)	$(0.337)	$(0.333)

Total distributions	$(0.261)	$(0.276)	$(0.299)	$(0.337)	$(0.333)

Net asset value — End of year	$8.010	$8.300	$8.340	$7.460	$8.170

Total Return(2)	(0.42)%	2.95%	16.08%	(4.55)%	10.35%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$191,619	$205,556	$197,655	$129,913	$165,887
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.54%	1.56%	1.58%	1.62%	1.61%
Interest and fee expense(4)	0.10%	0.05%	0.06%	0.10%	0.10%
Total expenses(3)	1.64%	1.61%	1.64%	1.72%	1.71%
Net investment income	3.07%	3.43%	3.65%	4.47%	4.30%
Portfolio Turnover	35%	27%	16%	30%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

21	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Financial Highlights — continued

	Class I
	Year Ended January 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$8.980	$9.020	$8.070	$8.840	$8.350

Income (Loss) From Operations
Net investment income(1)	$0.367	$0.388	$0.397	$0.453	$0.455
Net realized and unrealized gain (loss)	(0.314)	(0.041)	0.963	(0.776)	0.482

Total income (loss) from operations	$0.053	$0.347	$1.360	$(0.323)	$0.937

Less Distributions
From net investment income	$(0.373)	$(0.387)	$(0.410)	$(0.447)	$(0.447)

Total distributions	$(0.373)	$(0.387)	$(0.410)	$(0.447)	$(0.447)

Net asset value — End of year	$8.660	$8.980	$9.020	$8.070	$8.840

Total Return(2)	0.51%	4.02%	17.21%	(3.61)%	11.50%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$542,623	$466,822	$409,570	$140,885	$161,066
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	0.54%	0.56%	0.58%	0.62%	0.61%
Interest and fee expense(4)	0.10%	0.05%	0.06%	0.10%	0.10%
Total expenses(3)	0.64%	0.61%	0.64%	0.72%	0.71%
Net investment income	4.06%	4.42%	4.60%	5.48%	5.29%
Portfolio Turnover	35%	27%	16%	30%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

22	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Yield Municipal Income Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to provide high current income exempt from regular federal income tax. The Fund primarily invests in high yield municipal obligations with maturities of ten years or more. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

23

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Fund may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 10) at January 31, 2017. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At January 31, 2017, the amount of the Fund’s Floating Rate Notes outstanding and the related collateral were $101,915,000 and $157,400,016, respectively. The range of interest rates on the Floating Rate Notes outstanding at January 31, 2017 was 0.69% to 0.76%. For the year ended January 31, 2017, the Fund’s average Floating Rate Notes outstanding and the average interest rate including fees were $101,638,361 and 1.19%, respectively.

In certain circumstances, the Fund may enter into shortfall and forbearance agreements with brokers by which the Fund agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Fund had no shortfalls as of January 31, 2017.

The Fund may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Fund’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Fund’s investment policies do not allow the Fund to borrow money except as permitted by the 1940 Act. Management believes that the Fund’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Fund’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Fund’s restrictions apply. Residual interest bonds held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, covered funds (such as SPVs), as defined in the rules. The compliance date for the Volcker Rule for certain covered funds was July 21, 2015 while for other covered funds the compliance date is July 21, 2017, as announced on July 7, 2016. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs and (ii) continuing relationships with or services for existing residual interest bond programs. As a result, residual interest bond trusts were restructured to comply with the Volcker Rule and all residual interest bonds held by the Fund at January 31, 2017 are Volcker Rule compliant. The effects of the Volcker Rule may make it more difficult for the Fund to maintain current or desired levels of income.

24

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Notes to Financial Statements — continued

Legal and restructuring fees incurred in connection with the restructuring of residual interest bond trusts are recorded as interest expense.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2017 and January 31, 2016 was as follows:

	Year Ended January 31,
	2017	2016

Distributions declared from:
Tax-exempt income	$40,635,851	$39,912,960
Ordinary income	$4,351,222	$2,089,318

During the year ended January 31, 2017, accumulated net realized loss was decreased by $48,457,159, accumulated undistributed net investment income was increased by $738,362 and paid-in capital was decreased by $49,195,521 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for premium amortization, accretion of market discount, defaulted bond interest and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of January 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$2,741,382
Capital loss carryforwards and deferred capital losses	$(171,307,942)
Net unrealized appreciation	$24,593,645
Other temporary differences	$(646,106)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, wash sales, futures contracts, residual interest bonds, expenditures on defaulted bonds, defaulted bond interest, premium amortization, accretion of market discount and investments in partnerships.

At January 31, 2017, the Fund, for federal income tax purposes, had capital loss carryforwards of $125,358,594 and deferred capital losses of $45,949,348 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforwards will expire on January 31, 2018 ($115,791,581) and January 31, 2019

25

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Notes to Financial Statements — continued

($9,567,013) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at January 31, 2017, $9,769,983 are short-term and $36,179,365 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at January 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,071,307,331

Gross unrealized appreciation	$57,824,734
Gross unrealized depreciation	(33,231,089)

Net unrealized appreciation	$24,593,645

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Fund and BMR, the fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $500 million	0.3150%	3.1500%
$500 million but less than $750 million	0.2925	2.9250
$750 million but less than $1 billion	0.2700	2.9250
$1 billion but less than $1.5 billion	0.2700	2.7000

On average daily net assets of $1.5 billion or more, the rates are further reduced. The fee reductions cannot be terminated without the consent of a majority of the Trustees and a majority of shareholders. For the year ended January 31, 2017, the investment adviser fee amounted to $5,067,043 or 0.43% of the Fund’s average daily net assets. EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2017, EVM earned $10,572 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $104,376 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2017. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2017 amounted to $1,061,587 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended January 31, 2017, the Fund paid or accrued to EVD $21,427 and $1,614,144 for Class B and Class C shares, respectively.

26

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Notes to Financial Statements — continued

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2017 amounted to $7,142 and $538,048 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended January 31, 2017, the Fund was informed that EVD received approximately $13,000, $1,000 and $15,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $504,373,684 and $434,279,308, respectively, for the year ended January 31, 2017.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2017	2016

Sales	11,650,113	10,658,258
Issued to shareholders electing to receive payments of distributions in Fund shares	1,616,584	1,701,171
Redemptions	(18,162,498)	(14,493,566)
Exchange from Class B shares	55,642	128,185

Net decrease	(4,840,159)	(2,005,952)

	Year Ended January 31,
Class B	2017	2016

Sales	4,972	7,861
Issued to shareholders electing to receive payments of distributions in Fund shares	8,368	12,688
Redemptions	(52,263)	(127,876)
Exchange to Class A shares	(55,823)	(128,608)

Net decrease	(94,746)	(235,935)

27

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Notes to Financial Statements — continued

	Year Ended January 31,
Class C	2017	2016

Sales	5,157,367	5,969,346
Issued to shareholders electing to receive payments of distributions in Fund shares	631,196	605,754
Redemptions	(6,623,470)	(5,498,825)

Net increase (decrease)	(834,907)	1,076,275

	Year Ended January 31,
Class I	2017	2016

Sales	42,069,839	29,588,455
Issued to shareholders electing to receive payments of distributions in Fund shares	2,025,768	1,656,729
Redemptions	(33,442,603)	(24,626,345)

Net increase	10,653,004	6,618,839

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2017.

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at January 31, 2017 is included in the Portfolio of Investments. At January 31, 2017, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund enters into U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at January 31, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative

Futures Contracts	$212,652	$—

(1)

Amount represents cumulative unrealized appreciation on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

28

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended January 31, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Futures Contracts	$(584,404)	$1,626,262

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts (short) outstanding during the year ended January 31, 2017, which is indicative of the volume of this derivative type, was approximately $40,722,000.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2017, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$1,131,742,518	$—	$1,131,742,518
Taxable Municipal Securities	—	66,073,458	—	66,073,458

Total Investments	$—	$1,197,815,976	$—	$1,197,815,976

Futures Contracts	$212,652	$—	$—	$212,652

Total	$212,652	$1,197,815,976	$—	$1,198,028,628
The Fund held no investments or other financial instruments as of January 31, 2016 whose fair value was determined using Level 3 inputs. At January 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

29

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance High Yield Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Yield Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust II), including the portfolio of investments, as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Yield Municipal Income Fund as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 21, 2017

30

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2017, the Fund designates 90.33% of distributions from net investment income as an exempt-interest dividend.

31

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. EVMI is an indirect, wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

32

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

33

Eaton Vance

High Yield Municipal Income Fund

January 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

416    1.31.17

Eaton Vance

TABS Municipal Bond Funds

Annual Report

January 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2017

Eaton Vance

TABS Municipal Bond Funds

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

TABS Short-Term Municipal Bond Fund	4
TABS Intermediate-Term Municipal Bond Fund	6

Endnotes and Additional Disclosures	8

Fund Expenses	9

Financial Statements	11

Report of Independent Registered Public Accounting Firm	40

Federal Tax Information	41

Management and Organization	42

Important Notices	45

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the period opened on February 1, 2016, U.S. Treasurys, along with municipal bonds, were several months into a rally that would continue through the first half of the period. Falling government interest rates around the world, driven by actions such as quantitative easing in Japan and the European Union, put many sovereign rates into negative territory and made U.S. Treasurys and municipal bonds look attractive by comparison.

Great Britain’s June 2016 vote to leave the European Union, ongoing Federal Reserve Board (the Fed) caution, and mixed U.S. economic reports continued to fuel the municipal rally in the summer of 2016. Even the Commonwealth of Puerto Rico’s July 1, 2016 default on over $1 billion in municipal bond and debt service payments — its second default in 2016 and its largest to date — failed to put a dent in the municipal rally, as the market had expected the defaults for some time.

In early fall, however, remarks by the European Central Bank, the Bank of Japan and the Fed seemed to indicate that rates might begin to rise sooner than markets had anticipated. As a result, municipal rates crept upward in September and October of 2016. In November, Donald Trump’s surprise win in the U.S. presidential election precipitated one of the largest municipal market declines in at least two decades. Rates rose and prices fell as markets anticipated that decreasing regulation and lower tax rates under a Trump administration could lead to higher economic growth and inflation.

In December, the Fed announced its only rate hike of 2016, a move that was widely anticipated by investors. Despite the hike, municipal bonds rallied modestly in December, making back some of the losses they had suffered the previous month. During January 2017, municipal bonds continued to stabilize. Interest rates were nearly unchanged in the final month of the period, as markets awaited the presidential inauguration to see what changes the new administration would actually bring. In general, municipal market returns were virtually flat for the one-year period, with coupon yields and price appreciation earlier in the fiscal year balanced by price declines from September through November 2016.

For the one-year period as a whole, the yield curve for municipal AAA-rated6 issues experienced a “bear flattening.” Rates rose throughout the curve, but the greatest increases occurred in the middle of the curve, causing the curve to flatten. Across the yield curve, municipal bonds, which had outperformed U.S. Treasurys from the beginning of the period until the election, underperformed U.S. Treasurys for the period as a whole.

Fund Performance

For the fiscal year ended January 31, 2017, Eaton Vance TABS Short-Term Municipal Bond Fund (the Fund) Class A shares at net asset value (NAV) had a total return of -1.18%. By comparison, the Fund’s primary benchmark, the Bloomberg Barclays 5 Year Municipal Bond Index, returned -0.49% for the same period. During the same 12-month period, Eaton Vance TABS Intermediate-Term Municipal Bond Fund Class A shares at NAV had a total return of -1.29%, compared with a -1.05% return during the period for the Fund’s primary benchmark, the Bloomberg Barclays Municipal Managed Money Intermediate 1-17 Year Bond Index. The Indices are unmanaged and their returns do not reflect the effect of any applicable sales charges, commissions, or expenses.

The TABS Short-Term and Intermediate-Term Funds seek after-tax total return. The Funds generally invest in investment-grade municipal securities of limited or intermediate duration.7 Management pursues after-tax total return through relative value trading to take advantage of inefficiencies within the municipal market. With respect to 20% of each Fund’s net assets, management may also strive to add value by crossing over from tax-free municipals to U.S. government bonds and/or taxable municipal bonds, and vice versa, according to which sector is perceived to be more attractively valued on an after-tax basis.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Management’s Discussion of Fund Performance1—continued

Fund-Specific Results

For the Eaton Vance TABS Short-Term Municipal Bond Fund, yield curve positioning and credit quality were the main detractors from the Fund’s performance versus its benchmark during the fiscal year. With regard to yield curve positioning, the benchmark, the Bloomberg Barclays 5 Year Municipal Bond Index, held only bonds with maturities of 4-6 years, whereas the Fund also held bonds in the shorter-maturity 1-4 year area of the yield curve and the longer 6-10 year area of the curve. Within the 1-10 year part of the curve, bonds with maturities around 5 years posted the strongest performance during the period, so the Fund’s out-of-benchmark holdings beyond 6 years underperformed the benchmark and thus detracted from Fund performance versus the benchmark. To a lesser extent, the Fund’s out-of-benchmark holdings in the 1-4 year area of the curve detracted from relative performance as well.

The Fund’s higher average credit quality, compared with its benchmark, also detracted from Fund performance versus the benchmark. During a period when lower-rated bonds outperformed higher-rated issues, the Fund was underweight versus the benchmark in lower-quality, better-performing A-rated bonds and overweight in higher-quality AA- and AAA-rated issues.

In contrast, relative value trading was the largest contributor to performance of the Eaton Vance TABS Short-Term Municipal Bond Fund versus its benchmark. Management employed relative value trading to take advantage of its own research, as well as the relatively inefficient nature of the municipal bond market, in order to buy undervalued issues and re-sell them at higher prices.

Fund performance versus the benchmark was also helped by crossover trading between tax-exempt municipal bonds and taxable municipals and U.S. Treasurys. In the first quarter of 2016, when management believed tax-exempt municipals had become overvalued, the Fund sold some tax-exempt municipals and increased its allocation to taxable municipals and U.S. Treasurys. Later, in June and July and again in the fourth quarter of 2016, the Fund reversed the trades and sold some taxable municipals and U.S. Treasurys to buy tax-exempt municipals. As taxable municipals and U.S Treasurys had outperformed the tax-exempt benchmark during the holding period, the crossover trades helped Fund performance versus the benchmark.

For the Eaton Vance TABS Intermediate-Term Municipal Bond Fund, an underweight in the special tax sector, a sector of the benchmark that performed strongly, detracted from the Fund’s performance versus its benchmark during the fiscal year.

In contrast, relative value trading was the largest contributor to Fund performance versus its benchmark. Yield curve positioning and credit quality aided performance relative to the benchmark as well. With regard to yield curve positioning, the Fund was underweight versus the 1-17 year benchmark in the 6-10 year area of the curve, the worst-performing area of the benchmark, and overweight versus the benchmark in the better-performing 1-5 year and 10-17 year areas of the curve. With regard to credit quality, the Fund’s exposure to lower-quality A-rated securities, which are not represented in the high quality benchmark, aided Fund performance versus the benchmark during a period when A-rated bonds outperformed AA- and AAA-rated bonds. The crossover strategy was employed in only a minimal way in the Eaton Vance TABS Intermediate-Term Municipal Bond Fund during the period, and did not have a material effect on performance versus the benchmark.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2017

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Devin J. Cooch, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/27/2009	12/31/1998	–1.18%	0.85%	3.01%
Class A with 2.25% Maximum Sales Charge	—	—	–3.43	0.40	2.78
Class C at NAV	03/27/2009	12/31/1998	–1.92	0.08	2.41
Class C with 1% Maximum Sales Charge	—	—	–2.89	0.08	2.41
Class I at NAV	03/27/2009	12/31/1998	–0.93	1.11	3.22
Bloomberg Barclays 5 Year Municipal Bond Index	—	—	–0.49%	1.79%	3.87%
Bloomberg Barclays Municipal Managed Money 1-7 Year Bond Index	—	—	–0.59	1.37	—

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/27/2009	12/31/1998	–3.70%	0.22%	—
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–1.43	0.53	—
Class C After Taxes on Distributions	03/27/2009	12/31/1998	–3.13	–0.08	—
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	–1.41	0.13	—
Class I After Taxes on Distributions	03/27/2009	12/31/1998	–1.21	0.93	—
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	0.10	1.13	—

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.89%	1.65%	0.64%

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			1.23%	0.48%	1.48%
SEC 30-day Yield			0.66	–0.06	0.92

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	01/31/2007	$12,695	N.A.
Class I	$250,000	01/31/2007	$343,177	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2017

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2017

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	02/01/2010	02/01/2010	–1.29%	2.26%	4.50%
Class A with 2.25% Maximum Sales Charge	—	—	–3.54	1.79	4.16
Class C at NAV	02/01/2010	02/01/2010	–2.11	1.48	3.73
Class C with 1% Maximum Sales Charge	—	—	–3.08	1.48	3.73
Class I at NAV	02/01/2010	02/01/2010	–1.04	2.51	4.77
Bloomberg Barclays Municipal Managed Money Intermediate 1-17 Year Bond Index	—	—	–1.05%	2.29%	3.67%
Bloomberg Barclays 7 Year Municipal Bond Index	—	—	–0.97	2.36	3.78

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A After Taxes on Distributions	02/01/2010	02/01/2010	–3.56%	1.67%	4.04%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–1.32	1.66	3.54
Class C After Taxes on Distributions	02/01/2010	02/01/2010	–3.10	1.36	3.60
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	–1.38	1.25	3.02
Class I After Taxes on Distributions	02/01/2010	02/01/2010	–1.06	2.39	4.65
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	0.22	2.28	4.09

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.99%	1.74%	0.74%
Net			0.90	1.65	0.65

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			1.56%	0.81%	1.82%
SEC 30-day Yield – Subsidized			1.23	0.52	1.51
SEC 30-day Yield – Unsubsidized			1.11	0.40	1.38

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	02/01/2010	$12,923	N.A.
Class I	$250,000	02/01/2010	$346,684	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

6

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2017

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays 5 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 4-6 years. Bloomberg Barclays Municipal Managed Money 1-7 Year Bond Index is an unmanaged, tax-exempt bond market index that measures the 1-7 year maturity component of the Bloomberg Barclays Municipal Managed Money Bond Index. The Bloomberg Barclays Municipal Managed Money 1-7 Year Bond Index commenced on January 30, 2009; accordingly the Ten Year return is not available and the index has been excluded from the Growth of $10,000 chart. Bloomberg Barclays Municipal Managed Money Intermediate 1-17 Year Bond Index is an unmanaged, tax-exempt bond market index that measures the 1-17 year maturity component of the Bloomberg Barclays Municipal Managed Money Bond Index. Bloomberg Barclays 7 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 6-8 years. Prior to August 24, 2016, Bloomberg Barclays 5 Year Municipal Bond Index, Bloomberg Barclays Municipal Managed Money 1-7 Year Bond Index, Bloomberg Barclays Municipal Managed Money Intermediate 1-17 Year Bond Index and Bloomberg Barclays 7 Year Municipal Bond Index were named Barclays 5 Year Municipal Bond Index, Barclays Municipal Managed Money 1-7 Year Bond Index, Barclays Municipal Managed Money Intermediate 1-17 Year Bond Index and Barclays 7 Year Municipal Bond Index, respectively. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

For the TABS Short-Term Municipal Bond Fund, performance prior to the inception date of each share class is that of a private investment partnership (the Predecessor Account). Performance shown prior to the inception of the share class is adjusted for any applicable sales charge, but not adjusted for expense differences between the Predecessor Account and each share class. If adjusted for such differences, the performance would be different.
The Predecessor Account was not a mutual fund registered under the Investment Company Act of 1940, as amended (the 1940 Act) or a regulated investment company under the Internal Revenue Code of 1986, as amended (the Code), and therefore the Predecessor Account was not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and/or the Code. If such requirements were applicable to the Predecessor Account, the performance shown may have been adversely affected. Performance presented in the Financial Highlights included in the financial statements is not linked.

After-Tax Returns are not shown for the Ten Year period because the Predecessor Account, unlike a registered investment company, was not required to make annual income distributions to its investors.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement for TABS Intermediate-Term Municipal Bond Fund that continues through 5/31/17. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

8

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2016 – January 31, 2017).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance TABS Short-Term Municipal Bond Fund

	Beginning Account Value (8/1/16)	Ending Account Value (1/31/17)	Expenses Paid During Period* (8/1/16 – 1/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$977.70	$4.52	0.91%
Class C	$1,000.00	$973.90	$8.24	1.66%
Class I	$1,000.00	$978.90	$3.28	0.66%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.62	0.91%
Class C	$1,000.00	$1,016.80	$8.42	1.66%
Class I	$1,000.00	$1,021.80	$3.35	0.66%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2016.

9

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Fund Expenses — continued

Eaton Vance TABS Intermediate-Term Municipal Bond Fund

	Beginning Account Value (8/1/16)	Ending Account Value (1/31/17)	Expenses Paid During Period* (8/1/16 – 1/31/17)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$959.30	$4.43	**	0.90%
Class C	$1,000.00	$954.90	$8.11	**	1.65%
Class I	$1,000.00	$959.80	$3.20	**	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.57	**	0.90%
Class C	$1,000.00	$1,016.80	$8.36	**	1.65%
Class I	$1,000.00	$1,021.90	$3.30	**	0.65%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2016.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

10

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2017

Portfolio of Investments

Tax-Exempt Municipal Securities — 97.6%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.3%
Carmel Local Public Improvement Bond Bank, IN, 5.00%, 6/1/24	$1,400	$1,620,192

		$1,620,192

Education — 6.2%
Florida Board of Education, Lottery Revenue, 5.00%, 7/1/18	$14,425	$15,247,081
Massachusetts Development Finance Agency, (Berklee College of Music), 5.00%, 10/1/25	795	941,837
North Penn School District, PA, Prerefunded to 9/1/18, 5.00%, 3/1/21	3,010	3,197,975
South Dakota Health and Educational Facilities Authority, (Vocation Education Program), 5.00%, 8/1/21	480	543,806
University of Minnesota, 5.00%, 8/1/21	1,350	1,546,088
University of Texas, Prerefunded to 2/15/20, 5.00%, 8/15/23	4,775	5,295,236
University of Vermont and State Agricultural College, 5.00%, 10/1/23	415	489,849
University of Vermont and State Agricultural College, 5.00%, 10/1/24	480	571,526
University of Virginia, 2.00%, 8/1/21	175	177,924
Vermont Educational & Health Buildings Financing Agency, (Middlebury College), 5.00%, 11/1/20	1,000	1,126,470

		$29,137,792

Electric Utilities — 3.5%
American Municipal Power, Inc., OH, (Prairie State Energy Campus), 5.25%, 2/15/25	$120	$124,735
Energy Northwest, WA, (Columbia Generating Station), 5.00%, 7/1/20	5,000	5,598,400
North Carolina Municipal Power Agency Number 1, (Catawba), 5.00%, 1/1/22	3,000	3,426,960
Southern California Public Power Authority, 5.00%, 7/1/20	5,005	5,290,636
Southern California Public Power Authority, 5.00%, 7/1/26	1,000	1,134,820
Southern California Public Power Authority, 5.00%, 7/1/27	1,000	1,131,640

		$16,707,191

Escrowed / Prerefunded — 3.3%
American Municipal Power, Inc., OH, (Prairie State Energy Campus), Prerefunded to 2/15/18, 5.25%, 2/15/25	$1,880	$1,963,115
California Department of Water Resources, Prerefunded to 6/1/18, 5.00%, 12/1/24	1,930	2,034,799
Fairfax County, VA, Prerefunded to 4/1/20, 4.00%, 4/1/23	500	540,610
Honolulu City and County, HI, Wastewater System Revenue, Prerefunded to 7/1/19, 5.00%, 7/1/22	220	239,908

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)
Honolulu City and County, HI, Wastewater System Revenue, Prerefunded to 7/1/19, 5.00%, 7/1/22	$280	$305,337
Leander Independent School District, TX, (PSF Guaranteed), Prerefunded to 8/15/24, 0.00%, 8/15/43	11,935	3,596,493
Massachusetts Development Finance Agency, (Partners HealthCare System), Prerefunded to 7/1/17, 5.00%, 7/1/22	525	534,282
Washington, Prerefunded to 7/1/18, 5.00%, 7/1/22	5,000	5,281,350
Wisconsin Health and Educational Facilities Authority, (Ministry Health Care), Escrowed to Maturity, 5.00%, 8/15/18	1,190	1,261,150

		$15,757,044

General Obligations — 55.7%
Alabama, 5.00%, 8/1/20	$3,530	$3,963,413
Anne Arundel County, MD, 5.00%, 4/1/21	6,615	7,555,322
Atlanta, GA, 5.00%, 12/1/20	5,000	5,654,700
Barbers Hill Independent School District, TX, 4.00%, 2/15/23	2,000	2,100,700
Barbers Hill Independent School District, TX, 4.00%, 2/15/24	4,245	4,454,363
Brown County, WI, 4.00%, 11/1/21	620	672,663
California, 5.00%, 8/1/21	400	459,320
California, 5.00%, 9/1/21	5,000	5,751,400
California, 5.00%, 9/1/23	5,000	5,943,450
California, 1.24%, Variable to 12/1/20 (Put Date), 12/1/28(1)	7,500	7,469,325
Cary, NC, 5.00%, 6/1/18	195	205,495
Cedar Hill Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/18	300	297,246
Chaffey Joint Union High School District, CA, (Election of 2012), 0.00%, 8/1/22	155	134,794
Chattanooga, TN, 5.00%, 10/1/21	1,000	1,153,730
College Station, TX, 5.00%, 2/15/24	1,000	1,118,010
Comal County, TX, 4.00%, 2/1/18	1,200	1,236,192
Dallas Independent School District, TX, (PSF Guaranteed), 5.50%, 2/15/18	240	251,414
Denton County, TX, 5.00%, 7/15/24	1,000	1,107,690
Denver City Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/28	310	343,753
Eagle Mountain & Saginaw Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/20	155	146,027
El Camino Community College District, CA, 0.00%, 8/1/18	2,280	2,241,217
El Dorado Union High School District, CA, 0.00%, 8/1/18	110	107,711
El Dorado Union High School District, CA, 0.00%, 8/1/21	45	40,839
Fairfax County, VA, 4.00%, 4/1/23	500	532,830
Florida Board of Education, Full Faith and Credit, Capital Outlay, 5.00%, 6/1/21	5,000	5,729,200
Florida Board of Education, Full Faith and Credit, Capital Outlay, 5.00%, 6/1/22	2,805	3,100,479

11	See Notes to Financial Statements.

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Forney Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/20	$150	$155,498
Forney Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/22	525	543,491
Forney Independent School District, TX, (PSF Guaranteed), 4.50%, 8/15/24	500	521,800
Frisco, TX, 4.00%, 2/15/19	155	163,940
Garland Independent School District, TX, (PSF Guaranteed), 3.00%, 2/15/18	300	300,546
Georgia, 5.00%, 7/1/25	5,000	6,109,000
Glasscock County Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/23	500	544,320
Guilford County, NC, Series 2010A, 5.00%, 8/1/19	1,265	1,384,568
Guilford County, NC, Series 2010D, 5.00%, 8/1/19	10,190	11,153,159
Hartford County Metropolitan District, CT, 5.00%, 7/15/18	4,250	4,484,132
Hutto Independent School District, TX, (PSF Guaranteed), 0.00%, 8/1/19	540	519,831
Hutto Independent School District, TX, (PSF Guaranteed), 0.00%, 8/1/21	1,260	1,157,801
Hutto Independent School District, TX, (PSF Guaranteed), 0.00%, 8/1/22	825	737,261
Illinois, 5.00%, 1/1/18	350	358,484
Illinois, 5.00%, 5/1/21	100	105,347
Illinois, 5.00%, 6/1/21	1,620	1,706,508
Illinois, 5.00%, 3/1/25	2,730	2,813,047
Illinois, 5.50%, 7/1/27	1,500	1,576,350
Irving Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/17	420	420,554
Karnes City Independent School District, TX, (PSF Guaranteed), 3.50%, 8/15/22	485	499,880
Karnes City Independent School District, TX, (PSF Guaranteed), 3.50%, 8/15/25	390	399,922
Katy Independent School District, TX, (PSF Guaranteed), 1.065%, Variable to 8/15/19 (Put Date), 8/15/36(1)	6,810	6,801,624
Kettering City School District, OH, 5.00%, 12/1/24(2)	1,000	1,186,220
Lake County Community College District No. 532, IL, 4.00%, 6/1/21	4,230	4,636,545
Leander Independent School District, TX, 0.00%, 8/15/17	1,240	1,233,440
Leander Independent School District, TX, 0.00%, 8/15/18	2,590	2,532,683
Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/22	2,000	1,785,420
Leander Independent School District, TX, Series 2013B, 0.00%, 8/15/20	3,000	2,796,510
Leander Independent School District, TX, Series 2015B, 0.00%, 8/15/20	505	470,746
Maryland, 4.00%, 6/1/27	5,000	5,538,750
Maryland, 5.00%, 3/1/19	5,465	5,904,386

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Maryland, 5.00%, 3/1/22	$5,000	$5,816,650
Massachusetts, 3.00%, 12/1/24	5,000	5,114,050
Massachusetts, 5.00%, 12/1/24	5,000	6,028,100
Massachusetts, 5.25%, 8/1/21	5,100	5,898,252
Mecklenburg County Public Facilities Corp., NC, Prerefunded to 3/1/19, 5.00%, 3/1/22	5,795	6,254,254
Mecklenburg County, NC, 5.00%, 12/1/19	7,605	8,406,035
Minnesota, 4.00%, 8/1/19	3,000	3,208,290
Minnesota, 5.00%, 6/1/18	1,000	1,053,540
Minnesota, 5.00%, 8/1/18	90	95,378
Minnesota, 5.00%, 8/1/23	5,000	5,955,100
Montgomery County, MD, 5.00%, 11/1/26	5,000	5,997,550
Montgomery County, MD, 5.00%, 12/1/27	5,000	5,964,800
Montgomery County, MD, (Public Improvement), 5.00%, 11/1/20	5,000	5,660,400
Morris County, NJ, 5.00%, 2/15/19	1,720	1,853,059
Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/23	945	808,438
Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/24	900	742,671
New Hanover County, NC, 5.00%, 12/1/18	430	460,969
New York, NY, 5.00%, 8/1/22	2,810	3,269,294
Ohio, 5.00%, 3/15/27	5,000	5,897,900
Osseo Independent School District No. 279, MN, 4.00%, 2/1/20	450	467,829
Peralta Community College District, CA, 5.00%, 8/1/23	140	166,499
Pima County, AZ, 4.00%, 7/1/18	2,400	2,501,352
Reedy Creek Improvement District, FL, 5.00%, 6/1/20	1,000	1,112,090
Rockwall Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/22	3,440	3,111,790
Round Rock Independent School District, TX, (PSF Guaranteed), 1.50% to 8/1/21 (Put Date), 8/1/40	5,000	4,894,300
Royse City Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/25	1,415	1,132,311
San Diego Community College District, CA, 0.00%, 8/1/18	285	279,069
Snohomish County Everett School District No. 2, WA, 5.00%, 12/1/20	1,000	1,128,550
Snyder Consolidated Independent School District, TX, (PSF Guaranteed), 3.00%, 2/15/27	305	313,287
Spring Independent School District, TX, (PSF Guaranteed), 5.00%, 2/1/18	1,875	1,951,669
St. Tammany Parish Wide School District No. 12, LA, 4.00%, 3/1/22	550	604,324
Suffolk, VA, 4.00%, 8/1/18	500	522,455
Tennessee, 3.00%, 10/1/26	1,000	1,016,340
Tomball Independent School District, TX, (PSF Guaranteed), Prerefunded to 2/15/17, 4.00%, 2/15/20	50	50,064

12	See Notes to Financial Statements.

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Tucson, AZ, 3.00%, 7/1/21	$1,000	$1,057,270
Tucson, AZ, 3.00%, 7/1/22	2,675	2,817,337
Utah, Series 2011A, 5.00%, 7/1/19	7,495	8,184,465
Virginia Beach, VA, 5.00%, 3/15/19	1,540	1,665,880
Virginia Beach, VA, 5.00%, 7/15/19	1,000	1,093,050
Vistancia Community Facilities District, AZ, 5.00%, 7/15/21	610	676,734
Vistancia Community Facilities District, AZ, 5.00%, 7/15/22	740	819,691
Vistancia Community Facilities District, AZ, 5.00%, 7/15/25	1,550	1,713,075
Wake County, NC, 5.00%, 3/1/23	2,120	2,276,774
Washington, 5.00%, 2/1/24	3,390	4,019,964
Washington Suburban Sanitary District, MD, (Consolidated Public Improvement), 5.00%, 6/1/20	5,000	5,424,850
Whittier Union High School District, CA, 0.00%, 8/1/26	1,650	1,233,689
Wisconsin, 5.00%, 11/1/20	1,000	1,129,980
Wisconsin, 5.00%, 5/1/21	1,805	2,060,949
Zeeland Public Schools, MI, 5.00%, 5/1/21	1,290	1,451,198

		$263,674,611

Health Care — 0.0%(3)
Connecticut Health and Educational Facilities Authority, (Lawrence & Memorial Hospital), 5.00%, 7/1/18	$85	$89,350

		$89,350

Hospital — 10.2%
Florence County, SC, (McLeod Regional Medical Center), 5.00%, 11/1/18	$870	$926,480
Grand Traverse County Hospital Finance Authority, MI, (Munson Healthcare), 5.00%, 7/1/17	2,355	2,393,646
Grand Traverse County Hospital Finance Authority, MI, (Munson Healthcare), 5.00%, 7/1/20	445	492,757
Indiana Finance Authority, (Community Foundation of Northwest Indiana Obligated Group), 5.00%, 9/1/25	650	742,606
Indiana Finance Authority, (Indiana University Health), 5.00%, 3/1/19	5,000	5,387,650
Indiana Finance Authority, (Indiana University Health), 5.00%, 3/1/20	6,395	7,079,841
Indiana Finance Authority, (Jackson County Schneck Memorial Hospital), 5.00%, 2/15/18	1,250	1,296,337
Maine Health and Higher Educational Facilities Authority, 5.00%, 7/1/22	1,000	1,144,990
Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/22	475	482,833
New York Dormitory Authority, (Mount Sinai Hospital), 5.00%, 7/1/19	2,360	2,550,617
New York Dormitory Authority, (Mount Sinai Hospital), 5.00%, 7/1/22	1,950	2,166,157

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Oregon Facilities Authority, (Providence Health System), 5.00%, 10/1/18	$785	$833,929
Oregon Facilities Authority, (Providence Health System), 5.00%, 10/1/19	575	628,665
St. Mary Hospital Authority, PA, (Catholic Health East), 5.00%, 11/15/22	5,000	5,524,650
Tarrant County Cultural Education Facilities Finance Corp., TX, (Methodist Hospitals of Dallas), 5.00%, 10/1/17	800	821,520
Tarrant County Cultural Education Facilities Finance Corp., TX, (Methodist Hospitals of Dallas), 5.00%, 10/1/19	1,250	1,367,350
Tarrant County Hospital District, TX, 5.00%, 8/15/20	1,655	1,828,229
Wisconsin Health and Educational Facilities Authority, (ProHealth Care, Inc.), 3.00%, 8/15/18	365	374,468
Wisconsin Health and Educational Facilities Authority, (ProHealth Care, Inc.), 5.00%, 8/15/18	1,695	1,790,445
Wisconsin Health and Educational Facilities Authority, (UnityPoint Health), 5.00%, 12/1/21	1,000	1,141,650
Yavapai County Industrial Development Authority, AZ, (Northern Arizona Healthcare System), 5.00%, 10/1/17	1,440	1,478,347
Yavapai County Industrial Development Authority, AZ, (Northern Arizona Healthcare System), 5.00%, 10/1/18	2,185	2,319,312
Yavapai County Industrial Development Authority, AZ, (Northern Arizona Healthcare System), 5.00%, 10/1/19	3,630	3,963,307
Yuma Industrial Development Authority, AZ, (Yuma Regional Medical Center), 5.00%, 8/1/19	400	431,628
Yuma Industrial Development Authority, AZ, (Yuma Regional Medical Center), 5.00%, 8/1/20	1,130	1,246,718

		$48,414,132

Housing — 0.7%
Minnesota Housing Finance Agency, 2.35%, 7/1/21	$290	$297,612
Virginia Housing Development Authority, 1.00%, 10/1/17	130	130,038
Virginia Housing Development Authority, 1.10%, 4/1/17	1,100	1,100,539
Virginia Housing Development Authority, 1.60%, 7/1/17	460	461,371
Virginia Housing Development Authority, 1.90%, 10/1/18	1,000	1,014,160
Virginia Housing Development Authority, 2.05%, 7/1/18	230	232,932

		$3,236,652

Industrial Development Revenue — 0.2%
Ohio, 5.00%, 6/1/19	$800	$867,088

		$867,088

Insured – Electric Utilities — 0.9%
Alaska Energy Authority, (Bradley Lake), (AGM), 6.00%, 7/1/20	$3,845	$4,401,141

		$4,401,141

13	See Notes to Financial Statements.

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Escrowed / Prerefunded — 0.7%
Cook County Community High School District No. 219, Niles Township, IL, (FGIC), Escrowed to Maturity, 5.50%, 12/1/19	$2,000	$2,233,560
Greenville, NC, Utilities Commission, (AGM), Prerefunded to 11/1/18, 5.00%, 11/1/22	1,060	1,132,642

		$3,366,202

Insured – General Obligations — 0.8%
Long Beach Community College District, CA, (Election of 2002), (NPFG), 0.00%, 5/1/23	$120	$102,659
New Britain, CT, (BAM), 5.00%, 3/1/21	500	561,120
Washington, (AMBAC), 0.00%, 6/1/25	3,300	2,627,889
Washington, (NPFG), 0.00%, 6/1/21	620	569,668

		$3,861,336

Insured – Hospital — 0.1%
Carbon County Hospital Authority, PA, (Gnaden Huetten Memorial Hospital), (AGM), 4.00%, 11/15/17	$535	$546,465

		$546,465

Lease Revenue / Certificates of Participation — 2.5%
Boulder County, CO, (Flood Reconstruction), 5.00%, 12/1/23	$1,000	$1,117,860
Montgomery County, MD, (Metrorail Garage Projects), 5.00%, 6/1/18	2,395	2,518,366
Montgomery County, MD, (Metrorail Garage Projects), 5.00%, 6/1/19	2,420	2,622,941
Montgomery County, MD, (Metrorail Garage Projects), 5.00%, 6/1/20	610	678,375
North Carolina, Capital Improvement Limited Obligation Bonds, 5.00%, 5/1/22	2,115	2,398,431
Orange County School Board, FL, 5.00%, 8/1/17	540	551,194
Orange County School Board, FL, 5.00%, 8/1/18	675	714,589
Orange County School Board, FL, 5.00%, 8/1/19	750	817,718
Volusia County School Board, FL, 5.00%, 8/1/21	325	370,009

		$11,789,483

Other Revenue — 0.7%
Kansas Development Finance Authority, 5.00%, 11/1/26	$1,990	$2,160,424
Michigan Finance Authority, (Unemployment Obligation Assessment), 5.00%, 7/1/22	905	921,733

		$3,082,157

Special Tax Revenue — 5.4%
Lafayette, LA, Sales Tax Revenue, 5.00%, 5/1/20	$200	$222,142
New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/24	8,800	10,486,080

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
New York Urban Development Corp., Personal Income Tax Revenue, Series 2013D, 5.00%, 3/15/21	$5,745	$6,548,668
New York Urban Development Corp., Personal Income Tax Revenue, Series 2013E, 5.00%, 3/15/21	5,000	5,699,450
Portland, OR, Gas Tax Revenue, 5.00%, 2/1/20	1,325	1,462,933
Regional Public Transportation Authority, AZ, Excise Tax Revenue, (Maricopa County Public Transportation Fund), 5.00%, 7/1/17	145	147,582
Westminster, CO, Sales & Use Tax, 5.00%, 12/1/19	1,135	1,248,977

		$25,815,832

Transportation — 5.5%
Bay Area Toll Authority, CA, Toll Bridge Revenue, 1.50% to 4/2/18 (Put Date), 4/1/47	$2,500	$2,509,850
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/25	2,000	2,336,720
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/26	2,000	2,343,300
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.00%, 11/1/19	2,500	2,736,900
Delaware River and Bay Authority, 5.00%, 1/1/21	1,000	1,123,300
Florida Department of Transportation, Series 2013C, 5.00%, 7/1/22	2,500	2,913,925
Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/21	1,450	1,636,717
Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/22	2,840	3,253,731
New Jersey Turnpike Authority, 5.00%, 1/1/22	3,325	3,538,797
North Texas Tollway Authority, 1.33%, Variable to 1/1/20 (Put Date), 1/1/38(1)	2,500	2,507,125
Ohio Turnpike Commission, 5.00%, 2/15/20	1,165	1,283,306

		$26,183,671

Water and Sewer — 0.9%
California Department of Water Resources, 5.00%, 12/1/24	$35	$36,765
Indiana Finance Authority, 5.00%, 2/1/23	1,000	1,098,460
Jasper Water Works and Sewer Board, Inc., AL, 5.00%, 6/1/22	600	671,220
Little Rock, AR, Sewer Revenue, 4.00%, 10/1/21	925	1,008,518
Ohio Water Development Authority, Water Pollution Control, (Water Quality), 5.00%, 12/1/19	1,020	1,128,436
Seattle, WA, Solid Waste Revenue, 5.00%, 8/1/19	175	191,434

		$4,134,833

Total Tax-Exempt Municipal Securities — 97.6% (identified cost $455,024,115)		$462,685,172

14	See Notes to Financial Statements.

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2017

Portfolio of Investments — continued

Taxable Municipal Securities — 1.4%

Security	Principal Amount (000’s omitted)	Value

Education — 0.6%
University of Colorado, 2.569%, 6/1/23	$2,700	$2,688,984
Virginia Public School Authority, 4.167%, 8/1/18	225	234,277

		$2,923,261

Special Tax Revenue — 0.8%
New York City Transitional Finance Authority, NY, Future Tax Revenue, 3.25%, 11/1/22	$1,500	$1,556,595
New York Urban Development Corp., Personal Income Tax Revenue, 3.20%, 3/15/22	955	980,355
Successor Agency to San Diego Redevelopment Agency, CA, 3.25%, 9/1/22	600	602,220
Successor Agency to San Diego Redevelopment Agency, CA, 3.375%, 9/1/23	450	454,275

		$3,593,445

Total Taxable Municipal Securities — 1.4% (identified cost $6,534,059)		$6,516,706

Total Investments — 99.0% (identified cost $461,558,174)		$469,201,878

Other Assets, Less Liabilities — 1.0%		$4,582,642

Net Assets — 100.0%		$473,784,520

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2017, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	13.1%
Maryland	11.3%
Others, representing less than 10% individually	74.6%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2017, 2.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.1% to 1.3% of total investments.

(1)	Floating-rate security. The stated interest rate represents the rate in effect at January 31, 2017.

(2)	When-issued security.

(3)	Amount is less than 0.05%.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
BAM	–	Build America Mutual Assurance Co.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund

15	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2017

Portfolio of Investments

Tax-Exempt Municipal Securities — 92.6%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.3%
Alaska Municipal Bond Bank Authority, 5.00%, 3/1/30	$1,145	$1,299,472
Missouri Environmental Improvement and Energy Resources Authority, (Revolving Fund Program), Water Pollution Control, 5.00%, 1/1/22	120	131,436

		$1,430,908

Education — 3.0%
Connecticut Health and Educational Facilities Authority, (Yale University), 2/3/20 (Put Date), 1.65%, 7/1/29	$5,000	$5,006,900
Louisiana State University and Agricultural and Mechanical College, 5.00%, 7/1/23	500	575,120
Madison County Capital Resource Corp., NY, (Colgate University), 5.00%, 7/1/31	300	343,848
Madison County Capital Resource Corp., NY, (Colgate University), 5.00%, 7/1/32	1,250	1,424,725
Metropolitan State University of Denver, CO, (Aerospace and Engineering Sciences Building), 5.00%, 12/1/26	300	358,470
Minnesota Higher Education Facilities Authority, (St. Olaf College), 5.00%, 12/1/25	1,855	2,202,386
Nevada System of Higher Education, 5.00%, 7/1/23	500	587,115
New Jersey Educational Facilities Authority, (Princeton University), 4.00%, 7/1/27	690	766,327
New Jersey Educational Facilities Authority, (Princeton University), 2015 Series A, 5.00%, 7/1/26	800	967,832
North Carolina Capital Facilities Finance Agency, (Davidson College), 5.00%, 3/1/27	230	261,087
South Dakota Health and Educational Facilities Authority, (Vocation Education Program), 5.00%, 8/1/27	1,200	1,409,880
University of Colorado, Enterprise Revenue, 5.00%, 6/1/18	500	526,975
University of Vermont and State Agricultural College, 5.00%, 10/1/27	450	536,049
Western Michigan University, 5.00%, 11/15/24	500	588,830

		$15,555,544

Electric Utilities — 4.9%
Huntsville Electric System Revenue, AL, 5.00%, 12/1/24	$170	$193,309
Indianapolis Thermal Energy System, IN, 5.00%, 10/1/32	400	450,036
Municipal Electric Authority of Georgia, (Combined Cycle Project), 5.00%, 11/1/20	1,000	1,125,820
Nebraska Public Power District, 5.00%, 1/1/21	1,405	1,582,789
North Carolina Municipal Power Agency Number 1, (Catawba), 5.00%, 1/1/23	1,485	1,715,353
Omaha Public Power District, NE, Prerefunded to 2/1/22, 5.00%, 2/1/29	810	937,178

Security	Principal Amount (000’s omitted)	Value

Electric Utilities (continued)
Snohomish County Public Utility District No. 1, WA, 5.00%, 12/1/18	$1,680	$1,797,549
South Carolina Public Service Authority, 5.00%, 12/1/33	5,000	5,669,200
Southern California Public Power Authority, (Southern Transmission Project), 5.00%, 7/1/23	1,000	1,066,460
Springfield Electric System Revenue, IL, 5.00%, 3/1/27	3,000	3,441,000
Springfield Electric System Revenue, IL, 5.00%, 3/1/28	3,475	3,957,156
Springfield Electric System Revenue, IL, 5.00%, 3/1/29	3,325	3,755,887

		$25,691,737

Escrowed / Prerefunded — 3.6%
Forsan Independent School District, TX, (PSF Guaranteed), Prerefunded to 2/15/18, 5.00%, 2/15/31	$1,460	$1,521,291
Honolulu City and County, HI, Wastewater System Revenue, Prerefunded to 7/1/19, 5.00%, 7/1/22	440	479,816
Honolulu City and County, HI, Wastewater System Revenue, Prerefunded to 7/1/19, 5.00%, 7/1/22	560	610,674
Leander Independent School District, TX, (PSF Guaranteed), Prerefunded to 8/15/24, 0.00%, 8/15/43	16,200	4,881,708
Leander Independent School District, TX, (PSF Guaranteed), Prerefunded to 8/15/24, 0.00%, 8/15/45	14,490	3,871,438
North Carolina Medical Care Commission, (Duke University Health System), Prerefunded to 6/1/19, 5.00%, 6/1/34	1,765	1,919,914
University of Colorado, Enterprise Revenue, Prerefunded to 6/1/21, 5.00%, 6/1/26	315	360,606
Wisconsin Department of Transportation, Prerefunded to 7/1/19, 5.00%, 7/1/23	2,000	2,178,480
Wisconsin Health and Educational Facilities Authority, (Ministry Health Care), Prerefunded to 8/15/22, 5.00%, 8/15/32	2,885	3,363,881

		$19,187,808

General Obligations — 40.4%
Acalanes Union High School District, CA, (Election of 2008), 0.00%, 8/1/26	$1,000	$736,780
Acalanes Union High School District, CA, (Election of 2008), 0.00%, 8/1/28	1,135	758,793
Acalanes Union High School District, CA, (Election of 2008), 0.00%, 8/1/29	2,300	1,456,360
Adams 12 Five Star Schools, CO, 5.00%, 12/15/28	5,000	6,001,450
Adams 12 Five Star Schools, CO, 5.00%, 12/15/30	5,000	5,933,400
Addison, TX, 5.00%, 2/15/24	360	415,116
Agua Fria Union High School District No. 216, AZ, 3.00%, 7/1/25	130	133,019
Agua Fria Union High School District No. 216, AZ, 3.00%, 7/1/26	225	227,306

16	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Anchorage, AK, Series C, 5.00%, 9/1/27	$1,000	$1,180,450
Anchorage, AK, Series D, 5.00%, 9/1/27	1,130	1,333,908
Anchorage, AK, 5.00%, 9/1/28	1,835	2,162,511
Arkansas, 4.00%, 6/1/28	500	548,375
Auburn, AL, 5.00%, 12/1/28	135	156,843
Bethel, CT, 4.00%, 11/15/28	300	325,410
Beverly Hills Unified School District, CA, 0.00%, 8/1/34	5,000	2,489,350
Beverly Hills Unified School District, CA, (Election of 2008), 4.00%, 8/1/32	165	173,625
Bloomfield, CT, 4.00%, 10/15/20	90	98,052
Buffalo County, NE, 4.00%, 12/15/30	300	311,142
Buffalo County, NE, 4.00%, 12/15/31	360	372,103
California, 4.00%, 9/1/31	1,000	1,057,090
California, 5.00%, 12/1/21	5,000	5,780,800
California, 1.24%, Variable to 12/1/20 (Put Date), 12/1/28(1)	6,500	6,473,415
Centerville Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/30	370	383,309
Centerville Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/33	1,000	1,028,420
Chaffey Joint Union High School District, CA, (Election of 2012), 0.00%, 8/1/24	160	126,862
Cherry Creek School District No. 5, CO, 5.00%, 12/15/30	11,855	14,075,323
Clark County Evergreen School District No. 114, WA, 3.00%, 6/1/17	2,000	2,014,660
Cleveland Municipal School District, OH, 5.00%, 12/1/23	1,695	1,982,913
Cleveland Municipal School District, OH, 5.00%, 12/1/32	5,000	5,597,200
Columbus City School District, OH, 5.00%, 12/1/27	1,000	1,177,200
Decatur, IL, 5.00%, 3/1/23	1,030	1,151,571
Dublin, OH, 4.00%, 12/1/28	750	837,705
Dublin, OH, 4.00%, 12/1/31	1,505	1,647,885
Edgewood City School District, OH, 5.25%, 12/1/33	4,500	5,172,210
Encinitas Union School District, CA, (Election of 2010), 0.00%, 8/1/33	125	63,031
Encinitas Union School District, CA, (Election of 2010), 0.00%, 8/1/35	275	125,642
Florida Board of Education, 5.00%, 6/1/29(2)	2,360	2,817,344
Florida Board of Education, Full Faith and Credit, Capital Outlay, 5.00%, 6/1/25	9,900	11,228,778
Gladstone School District No. 115, Clackamas County, OR, 0.00%, 6/15/26	1,000	786,930
Gladstone School District No. 115, Clackamas County, OR, 0.00%, 6/15/27	2,610	1,994,588
Glendale Unified School District, CA, 0.00%, 9/1/30	5,480	3,157,247
Grand Prairie Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/22	2,180	2,395,515
Greensboro, NC, 5.00%, 2/1/28	1,790	2,175,602

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Groton, CT, 4.00%, 7/15/19	$50	$53,321
Harlandale Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/30	535	572,948
Hempfield School District, PA, 5.00%, 10/15/27	1,000	1,097,480
Homewood, AL, 5.00%, 9/1/32	1,190	1,382,613
Hopewell Township, NJ, 5.00%, 10/1/26	450	539,136
Houston Community College System, TX, 5.25%, 2/15/25	1,000	1,129,340
Illinois, 5.50%, 7/1/26	4,000	4,226,360
Illinois, 5.50%, 7/1/27	2,735	2,874,211
Kane, McHenry, Cook and DeKalb Counties Community Unit School District No. 300, IL, 5.00%, 1/1/24	1,900	2,180,440
Karnes City Independent School District, TX, (PSF Guaranteed), 3.50%, 8/15/21	905	933,734
Karnes City Independent School District, TX, (PSF Guaranteed), 3.50%, 8/15/26	675	691,058
Kettering City School District, OH, 5.00%, 12/1/25(2)	1,080	1,287,727
Lakeland, FL, 5.00%, 10/1/31	2,085	2,332,093
Lakota Local School District, OH, (School Facilities Construction & Improvement), 5.00%, 12/1/28	1,120	1,291,763
Las Vegas Valley Water District, NV, 5.00%, 2/1/27	900	932,103
Leander Independent School District, TX, 0.00%, 8/15/23	1,000	846,090
Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/30	3,000	1,872,270
Leander Independent School District, TX, Series 2013B, 0.00%, 8/15/20	1,955	1,822,392
Long Beach Unified School District, CA, (Election of 2008), 0.00%, 8/1/31	1,675	947,916
Long Beach Unified School District, CA, (Election of 2008), 0.00%, 8/1/32	1,500	809,220
Lubbock, TX, 5.00%, 2/15/24	2,000	2,240,160
Macomb County, MI, 4.00%, 5/1/24	1,000	1,114,800
Massachusetts, 0.96%, Variable to 8/1/17 (Put Date), 8/1/43(1)	10,000	9,999,900
Mecklenburg County, NC, 5.00%, 3/1/19	50	54,020
Milpitas Unified School District, CA, (Election of 2012), 4.00%, 8/1/32	225	238,768
Minnesota, 5.00%, 8/1/23	5,000	5,955,100
Montgomery County, MD, 5.00%, 12/1/27	5,000	5,964,800
Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/25	2,115	1,670,046
Neshaminy School District, PA, 4.00%, 11/1/26	850	915,101
New Braunfels Independent School District, TX, (PSF Guaranteed), 5.00%, 2/1/26	120	128,446
New York, 5.00%, 2/15/20	1,210	1,348,823
Nixa Public Schools, MO, (Refunding & Improvement - Direct Deposit Program), 5.00%, 3/1/31	1,000	1,091,510
North Charleston Sewer District, SC, 4.00%, 1/1/23	610	661,008

17	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
North East Independent School District, TX, (PSF Guaranteed), 1.42% to 8/1/21 (Put Date), 8/1/40	$3,000	$2,915,130
North Olmsted City School District, OH, 5.00%, 12/1/32	1,000	1,135,260
Northside Independent School District, TX, (PSF Guaranteed), 1.75% to 6/1/22 (Put Date), 6/1/32	5,000	4,888,450
Northwest Local School District Board of Education, OH, 5.00%, 12/1/29	150	174,491
Ohio, 5.00%, 3/15/26	6,415	7,586,443
Onslow County, NC, 5.00%, 6/1/30	550	631,939
Owen J. Roberts School District, PA, 5.00%, 5/15/28	250	287,333
Prince William County, VA, 4.00%, 8/1/29	1,695	1,863,636
Richardson, TX, 5.00%, 2/15/20	50	55,448
Rockwall Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/25	2,190	1,782,529
Round Rock Independent School District, TX, (PSF Guaranteed), 1.50% to 8/1/21 (Put Date), 8/1/40	5,000	4,894,300
Rowland Unified School District, CA, (Election of 2012), 0.00%, 8/1/33	2,735	1,315,480
Royse City Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/24	1,765	1,469,292
San Francisco Bay Area Rapid Transit District, CA, 4.00%, 8/1/33	1,350	1,436,022
San Mateo-Foster City School District, CA, (Election of 2015), 4.00%, 8/1/32	300	315,681
San Mateo-Foster City School District, CA, (Election of 2015), 4.00%, 8/1/33	350	365,915
Snyder Consolidated Independent School District, TX, (PSF Guaranteed), 3.00%, 2/15/29	320	326,864
South Texas Community College District, 5.00%, 8/15/23	1,560	1,837,056
Steamboat Springs School District No. RE-2, CO, 4.00%, 12/1/26	1,000	1,098,910
Tatum Independent School District, TX, (PSF Guaranteed), Prerefunded to 2/15/19, 5.00%, 2/15/30	515	555,031
Tennessee, 5.00%, 9/1/29	2,000	2,364,600
Texas, 5.00%, 4/1/21	3,000	3,429,060
Texas, (Texas Water Development Board), 2.00% to 8/1/19 (Put Date), 8/1/25	3,000	3,011,370
Upper Merion Area School District, PA, 5.00%, 1/15/34	620	699,224
Vermont, 5.00%, 8/15/23	860	978,740
Vista Unified School District, CA, 5.00%, 8/1/27	1,280	1,533,530
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/27	1,125	839,002
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/28	920	659,088
Whittier Union High School District, CA, 0.00%, 8/1/25	1,175	920,800
Wylie Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/34	4,500	2,443,815

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Wylie Independent School District, TX, (PSF Guaranteed), 6.50%, 8/15/26	$1,100	$1,415,480
Zeeland Public Schools, MI, 5.00%, 5/1/23	1,200	1,380,072
Zeeland Public Schools, MI, 5.00%, 5/1/24	1,000	1,158,100

		$213,038,021

Hospital — 7.2%
Allegheny County Hospital Development Authority, PA, (UPMC Health System), 5.00%, 10/15/23	$700	$787,388
Allen County, OH, (Catholic Health Partners), 5.00%, 5/1/21	765	858,934
Carroll City-County Hospital Authority, GA, (Tanner Medical Center, Inc.), 5.00%, 7/1/34	2,660	2,969,172
Carroll City-County Hospital Authority, GA, (Tanner Medical Center, Inc.), 5.00%, 7/1/35	1,000	1,112,360
Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.00%, 1/15/26	900	1,048,653
Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.00%, 1/15/27	335	387,481
Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.00%, 1/15/35	3,150	3,492,625
Illinois Finance Authority, (Riverside Health System), 5.00%, 11/15/28	2,300	2,601,576
Indiana Finance Authority, (Community Foundation of Northwest Indiana Obligated Group), 5.00%, 9/1/27	1,250	1,417,100
Kansas Development Finance Authority, (Adventist Health System), 5.00%, 11/15/28	5,090	5,753,278
Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins Health Care), 5.00%, 5/15/18	1,000	1,052,080
Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/24	800	931,016
Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/26	1,450	1,630,380
Massachusetts Health and Educational Facilities Authority, (Partners HealthCare System), 5.25%, 7/1/29	1,000	1,090,170
Michigan Finance Authority, (Sparrow Obligated Group), 5.00%, 11/15/24	500	584,200
Michigan Finance Authority, (Sparrow Obligated Group), 5.00%, 11/15/25	550	641,707
Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/35	1,000	1,123,300
Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/23	240	275,292
Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/24	215	247,721
Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/27	770	871,856
Monroe County Industrial Development Corp., NY, (Highland Hospital of Rochester), 5.00%, 7/1/25	60	70,426

18	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/24	$50	$57,028
North Carolina Medical Care Commission, (Rex Healthcare Inc.), 5.00%, 7/1/33	2,055	2,308,258
Pennsylvania Economic Development Financing Authority, (UPMC), 5.00%, 2/1/25	1,390	1,622,325
Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/23	1,000	1,146,500
Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/24	520	593,861
St. Paul Housing and Redevelopment Authority, MN, (HealthPartners Obligated Group), 5.00%, 7/1/30	600	679,122
Tarrant County Cultural Education Facilities Finance Corp., TX, (Methodist Hospitals of Dallas), 5.00%, 10/1/20	1,500	1,678,875
Yuma Industrial Development Authority, AZ, (Yuma Regional Medical Center), 5.00%, 8/1/22	1,000	1,134,330

		$38,167,014

Housing — 0.3%
Alaska Housing Finance Corp., 5.00%, 6/1/32	$1,000	$1,130,930
Virginia Housing Development Authority, 2.45%, 7/1/19	500	512,670

		$1,643,600

Insured – Escrowed / Prerefunded — 0.4%
Cook County Community High School District No. 219, Niles Township, IL, (FGIC), Escrowed to Maturity, 5.50%, 12/1/19	$2,000	$2,233,560
West Virginia, (NPFG), Prerefunded to 11/1/18, 5.20%, 11/1/26	25	27,291

		$2,260,851

Insured – General Obligations — 3.1%
Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/33	$4,000	$1,900,560
Jefferson Union High School District, CA, (BAM), 0.00%, 8/1/32	1,000	526,840
Jefferson Union High School District, CA, (BAM), 0.00%, 8/1/33	1,500	752,100
Rockland County, NY, (Public Improvement), (AGM), 4.00%, 5/1/23	2,010	2,187,905
San Mateo County Community College District, CA, (Election of 2005), (NPFG), 0.00%, 9/1/29	5,000	3,283,500
San Mateo County Community College District, CA, (Election of 2005), (NPFG), 0.00%, 9/1/30	10,960	6,902,279
Sweetwater Union High School District, CA, (BAM), 5.00%, 8/1/23	760	891,457

		$16,444,641

Security	Principal Amount (000’s omitted)	Value

Insured – Lease Revenue / Certificates of Participation — 0.1%
Clyde-Green Springs Exempted Village School District, OH, (BAM), 2.00%, 12/1/26	$700	$644,819

		$644,819

Insured – Special Tax Revenue — 0.3%
Successor Agency to the Rancho Cucamonga Redevelopment Agency, CA, (AGM), 5.00%, 9/1/23	$1,350	$1,585,278

		$1,585,278

Insured – Transportation — 0.8%
North Texas Tollway Authority, (AGC), Prerefunded to 1/1/18, 5.75%, 1/1/40	$4,000	$4,174,800

		$4,174,800

Insured – Water and Sewer — 0.4%
Massachusetts Water Resources Authority, (AGM), 5.50%, 8/1/20	$2,000	$2,283,040

		$2,283,040

Lease Revenue / Certificates of Participation — 2.4%
Cincinnati City School District, OH, 5.00%, 12/15/29	$1,585	$1,784,758
Eagle County, CO, Certificates of Participation, 5.00%, 12/1/25	250	295,952
Eagle County, CO, Certificates of Participation, 5.00%, 12/1/27	300	350,703
Eagle County, CO, Certificates of Participation, 5.00%, 12/1/28	240	278,712
Eagle County, CO, Certificates of Participation, 5.00%, 12/1/29	170	195,990
Michigan Strategic Fund, Limited Obligation Revenue, (Facility for Rare Isotope Beams), 5.00%, 3/1/20	750	828,720
Michigan Strategic Fund, Limited Obligation Revenue, (Facility for Rare Isotope Beams), 5.00%, 3/1/22	750	862,950
Monmouth County Improvement Authority, NJ, (Brookdale Community College), 5.00%, 8/1/28	250	298,332
Monmouth County Improvement Authority, NJ, (Brookdale Community College), 5.00%, 8/1/30	210	247,909
Orange County School Board, FL, 5.00%, 8/1/17	500	510,365
Orange County School Board, FL, 5.00%, 8/1/18	500	529,325
Orange County School Board, FL, 5.00%, 8/1/34	2,650	3,021,795
South Dakota Building Authority, 5.00%, 6/1/26	1,000	1,165,570
South Dakota Building Authority, 5.00%, 6/1/27	500	578,945
South Dakota Building Authority, 5.00%, 6/1/32	1,500	1,691,895

		$12,641,921

19	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue — 2.1%
Bergen County Improvement Authority, NJ, (East Rutherford Refunding Project), 5.00%, 12/15/25	$260	$315,913
Camden County Improvement Authority, NJ, 5.00%, 1/15/25	425	500,429
Massachusetts Development Finance Agency, 5.00%, 5/1/32	1,000	1,137,210
Monmouth County Improvement Authority, NJ, 5.00%, 12/1/23	375	445,736
MTA Hudson Rail Yards Trust Obligations, NY, 5.00%, 11/15/51	5,000	5,357,300
Pitt County, NC, 5.00%, 4/1/21	500	567,605
Pitt County, NC, 5.00%, 4/1/23	750	876,960
Pitt County, NC, 5.00%, 4/1/24	410	484,977
Pitt County, NC, 5.00%, 4/1/25	550	656,486
Texas Public Finance Authority, (Unemployment Compensation), 4.00%, 1/1/18	695	696,939

		$11,039,555

Public Power / Electric Utilities — 0.3%
Concord, NC, Limited Obligation Bonds, 5.00%, 6/1/26	$1,190	$1,386,160

		$1,386,160

Senior Living / Life Care — 0.6%
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 1.89%, Variable to 5/1/21 (Put Date), 5/1/36(1)	$2,500	$2,503,675
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 11/1/29	660	727,379

		$3,231,054

Special Tax Revenue — 5.2%
Akron, OH, Income Tax Revenue, 5.00%, 12/1/28	$1,330	$1,585,626
Cape Coral, FL, Special Obligation Bonds, 5.00%, 10/1/24	1,000	1,178,170
Cape Coral, FL, Special Obligation Bonds, 5.00%, 10/1/26	850	990,139
Lafayette, LA, Sales Tax Revenue, 5.00%, 3/1/22	1,000	1,152,170
Marana, AZ, Excise Tax Revenue, 4.00%, 7/1/20	765	821,832
Massachusetts School Building Authority, Dedicated Sales Tax Revenue, 5.00%, 5/15/33	2,000	2,274,260
Mesa, AZ, 5.00%, 7/1/27	1,850	1,880,025
New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 11/1/31	3,220	3,694,982
New York Convention Center Development Corp., Hotel Unit Fee, 0.00%, 11/15/27	2,935	2,049,100
New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/24	5,000	5,958,000
Port St. Lucie, FL, Public Service Tax Revenue, 5.00%, 9/1/27	3,245	3,701,085
Southlake Parks Development Corp., TX, 3.00%, 2/15/21	1,340	1,410,404

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Thornton Development Authority, CO, 5.00%, 12/1/24	$300	$347,682
Thornton Development Authority, CO, 5.00%, 12/1/25	160	185,544

		$27,229,019

Transportation — 10.5%
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/25	$5,000	$5,841,800
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/33	1,000	1,100,730
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/34	1,000	1,096,390
Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/33	3,750	4,309,312
Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/34	3,950	4,521,288
Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/37	1,500	1,702,155
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.00%, 11/1/18	1,000	1,065,760
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.00%, 11/1/19	2,500	2,736,900
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/32	4,000	4,606,720
Delaware River and Bay Authority, 5.00%, 1/1/21	1,000	1,123,300
Florida Department of Transportation, 5.00%, 7/1/25	900	981,585
Florida Department of Transportation, 5.00%, 7/1/28	2,655	3,198,930
Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	1,000	1,179,980
Illinois Toll Highway Authority, 5.00%, 1/1/32	1,000	1,126,250
Illinois Toll Highway Authority, 5.00%, 1/1/33	1,775	1,990,379
Kansas Department of Transportation, 5.00%, 9/1/27	3,715	4,458,000
Louisiana Transportation Authority, 5.00%, 8/15/30	1,885	2,157,854
Louisiana Transportation Authority, 5.00%, 8/15/31	1,230	1,402,483
Louisiana Transportation Authority, 5.00%, 8/15/32	1,090	1,238,643
Metropolitan Transportation Authority, NY, 5.00%, 11/15/28	3,500	3,959,620
Metropolitan Transportation Authority, NY, 5.00%, 11/15/32	1,000	1,118,670
North Carolina, Grant Anticipation Revenue, 5.25%, 3/1/20	1,350	1,454,126
Virginia Transportation Board, 5.00%, 3/15/20	2,500	2,779,450

		$55,150,325

Water and Sewer — 6.7%
Auburn Water Works Board, AL, 5.00%, 9/1/33	$1,485	$1,680,619
Boston Water and Sewer Commission, MA, 5.00%, 11/1/32	1,000	1,150,340
Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/31	150	169,544
Chino Basin Desalter Authority, CA, 4.00%, 6/1/32	1,000	1,056,630
Cobb County-Marietta Water Authority, GA, 5.00%, 11/1/28	275	330,154
East Bay Municipal Utility District, CA, Water System Revenue, 5.00%, 6/1/30	3,870	4,573,682
Greater New Haven Water Pollution Control Authority, CT, 5.00%, 8/15/24	300	356,859
Hamilton County, OH, Sewer System, 5.00%, 12/1/24	1,000	1,181,460
Hamilton County, OH, Sewer System, 5.00%, 12/1/28	2,210	2,564,528

20	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)
Lakeland, FL, Water and Wastewater Revenue, 5.00%, 10/1/26	$470	$529,493
Mobile, AL, Water & Sewer Commissioners, 5.00%, 1/1/29	1,705	1,953,180
Montana, Water Pollution Control Revolving Fund, 5.00%, 7/15/28	240	266,410
Montana, Water Pollution Control Revolving Fund, 5.00%, 7/15/29	410	454,153
New York City Municipal Water Finance Authority, NY, (Water and Sewer System), 5.00%, 6/15/29	3,900	4,307,160
New York City Municipal Water Finance Authority, NY, (Water and Sewer System), 5.00%, 6/15/30	1,000	1,111,510
New York City Municipal Water Finance Authority, NY, (Water and Sewer System), Series EE, 5.00%, 6/15/35	1,155	1,312,426
New York Environmental Facilities Corp., Clean Water and Drinking Water, 4.00%, 6/15/19	50	53,370
Northeast Ohio Regional Sewer District, 5.00%, 11/15/38	1,000	1,125,400
Pittsburg, CA, Water Revenue, 5.00%, 8/1/25	500	605,485
Pittsburg, CA, Water Revenue, 5.00%, 8/1/26	500	608,390
Rapid City, SD, Water Revenue, 4.00%, 11/1/30	1,000	1,064,790
Rogers, AR, Water Revenue, 2.75%, 11/1/23	40	41,288
St. Joseph Industrial Development Authority, MO, (Sewerage System Improvements), 5.00%, 4/1/26	95	109,805
St. Joseph Industrial Development Authority, MO, (Sewerage System Improvements), 5.00%, 4/1/27	1,500	1,721,970
Tallahassee, FL, Consolidated Utility Systems Revenue, 5.00%, 10/1/28	1,100	1,272,260
Tucson, AZ, Water System Revenue, 5.00%, 7/1/29	485	566,887
Union County, NC, Enterprise Systems Revenue, 5.00%, 6/1/29	250	293,733
Westminster, CO, Water and Wastewater Revenue, 5.00%, 12/1/31	1,000	1,182,270
Westminster, CO, Water and Wastewater Revenue, 5.00%, 12/1/32	100	117,664
Westmoreland County Municipal Authority, PA, Water and Sewer Revenue, 5.00%, 8/15/31	1,735	1,945,091
Winston-Salem, NC, Water and Sewer System Revenue, 4.00%, 6/1/34	1,350	1,436,494

		$35,143,045

Total Tax-Exempt Municipal Securities — 92.6% (identified cost $478,024,241)		$487,929,140

Taxable Municipal Securities — 0.2%

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 0.2%
Successor Agency to San Diego Redevelopment Agency, CA, 3.625%, 9/1/25	$625	$630,275
Successor Agency to San Diego Redevelopment Agency, CA, 3.75%, 9/1/26	625	624,319

Total Taxable Municipal Securities — 0.2% (identified cost $1,246,850)		$1,254,594

Total Investments — 92.8% (identified cost $479,271,091)		$489,183,734

Other Assets, Less Liabilities — 7.2%		$37,940,862

Net Assets — 100.0%		$527,124,596

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2017, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	13.6%
California	10.8%
Others, representing less than 10% individually	68.4%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2017, 5.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.5% to 2.1% of total investments.

(1)	Floating-rate security. The stated interest rate represents the rate in effect at January 31, 2017.

(2)	When-issued security.

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
BAM	–	Build America Mutual Assurance Co.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund

21	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Statements of Assets and Liabilities

	January 31, 2017
Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund
Investments —
Identified cost	$461,558,174	$479,271,091
Unrealized appreciation	7,643,704	9,912,643
Investments, at value	$469,201,878	$489,183,734
Cash	$49,443	$47,495,002
Interest receivable	4,793,264	3,959,476
Receivable for investments sold	2,169,058	6,842,141
Receivable for Fund shares sold	1,009,709	2,188,165
Receivable from affiliate	—	55,748
Total assets	$477,223,352	$549,724,266

Liabilities
Demand note payable	$500,000	$—
Payable for investments purchased	—	15,000,263
Payable for when-issued securities	1,220,330	4,191,490
Payable for Fund shares redeemed	1,179,717	2,523,496
Distributions payable	100,210	451,817
Payable to affiliates:
Investment adviser and administration fee	221,616	273,874
Distribution and service fees	101,805	42,657
Accrued expenses	115,154	116,073
Total liabilities	$3,438,832	$22,599,670
Net Assets	$473,784,520	$527,124,596

Sources of Net Assets
Paid-in capital	$469,669,299	$521,815,348
Accumulated net realized loss	(3,461,177)	(4,588,936)
Accumulated distributions in excess of net investment income	(67,306)	(14,459)
Net unrealized appreciation	7,643,704	9,912,643
Net Assets	$473,784,520	$527,124,596

Class A Shares
Net Assets	$199,915,571	$57,262,086
Shares Outstanding	19,280,943	4,745,864
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.37	$12.07
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$10.61	$12.35

Class C Shares
Net Assets	$69,621,832	$34,920,092
Shares Outstanding	6,730,017	2,895,048
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.34	$12.06

Class I Shares
Net Assets	$204,247,117	$434,942,418
Shares Outstanding	19,693,349	36,013,670
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.37	$12.08
On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

22	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Statements of Operations

	Year Ended January 31, 2017
Investment Income	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund
Interest	$11,058,084	$12,713,560
Total investment income	$11,058,084	$12,713,560

Expenses
Investment adviser and administration fee	$2,883,480	$3,076,873
Distribution and service fees
Class A	554,646	155,042
Class C	793,661	388,699
Trustees’ fees and expenses	28,702	29,050
Custodian fee	130,035	126,266
Transfer and dividend disbursing agent fees	179,059	262,261
Legal and accounting services	61,558	61,640
Printing and postage	22,093	25,997
Registration fees	72,187	79,475
Miscellaneous	35,071	56,460
Total expenses	$4,760,492	$4,261,763
Deduct —
Allocation of expenses to affiliate	$—	$357,136
Total expense reductions	$—	$357,136

Net expenses	$4,760,492	$3,904,627

Net investment income	$6,297,592	$8,808,933

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(1,391,998)	$(2,408,652)
Net realized loss	$(1,391,998)	$(2,408,652)
Change in unrealized appreciation (depreciation) —
Investments	$(11,563,371)	$(14,698,613)
Net change in unrealized appreciation (depreciation)	$(11,563,371)	$(14,698,613)

Net realized and unrealized loss	$(12,955,369)	$(17,107,265)

Net decrease in net assets from operations	$(6,657,777)	$(8,298,332)

23	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Statements of Changes in Net Assets

	Year Ended January 31, 2017
Increase (Decrease) in Net Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund
From operations —
Net investment income	$6,297,592	$8,808,933
Net realized loss from investment transactions	(1,391,998)	(2,408,652)
Net change in unrealized appreciation (depreciation) from investments	(11,563,371)	(14,698,613)
Net decrease in net assets from operations	$(6,657,777)	$(8,298,332)
Distributions to shareholders —
From net investment income
Class A	$(2,678,767)	$(974,547)
Class C	(363,782)	(319,648)
Class I	(3,256,186)	(7,504,477)
From net realized gain
Class A	(1,433,643)	(38,394)
Class C	(499,175)	(23,398)
Class I	(1,446,101)	(270,644)
Total distributions to shareholders	$(9,677,654)	$(9,131,108)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$78,592,922	$14,347,694
Class C	6,579,502	7,898,584
Class I	96,485,506	276,784,610
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,537,543	690,790
Class C	730,099	165,015
Class I	3,372,352	2,499,433
Cost of shares redeemed
Class A	(102,503,246)	(17,107,924)
Class C	(20,367,568)	(10,708,604)
Class I	(106,548,395)	(177,610,354)
Net increase (decrease) in net assets from Fund share transactions	$(40,121,285)	$96,959,244

Net increase (decrease) in net assets	$(56,456,716)	$79,529,804

Net Assets
At beginning of year	$530,241,236	$447,594,792
At end of year	$473,784,520	$527,124,596

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(67,306)	$(14,459)

24	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Statements of Changes in Net Assets — continued

	Year Ended January 31, 2016
Increase (Decrease) in Net Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund
From operations —
Net investment income	$6,577,707	$7,061,181
Net realized gain from investment transactions	4,720,936	733,109
Net change in unrealized appreciation (depreciation) from investments	(5,164,823)	4,175,864
Net increase in net assets from operations	$6,133,820	$11,970,154
Distributions to shareholders —
From net investment income
Class A	$(2,845,425)	$(975,578)
Class C	(470,233)	(323,197)
Class I	(3,248,960)	(5,753,014)
From net realized gain
Class A	(1,306,849)	—
Class C	(503,130)	—
Class I	(1,230,184)	—
Total distributions to shareholders	$(9,604,781)	$(7,051,789)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$39,218,612	$18,169,588
Class C	6,508,955	9,644,872
Class I	58,154,928	168,248,497
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,515,265	658,017
Class C	814,295	153,605
Class I	3,088,035	1,532,108
Cost of shares redeemed
Class A	(58,041,680)	(16,841,322)
Class C	(27,847,837)	(8,820,903)
Class I	(83,949,742)	(99,243,744)
Net increase (decrease) in net assets from Fund share transactions	$(58,539,169)	$73,500,718

Net increase (decrease) in net assets	$(62,010,130)	$78,419,083

Net Assets
At beginning of year	$592,251,366	$369,175,709
At end of year	$530,241,236	$447,594,792

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(67,306)	$(14,459)

25	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Financial Highlights

	Short-Term Municipal Bond Fund — Class A
	Year Ended January 31,
	2017	2016		2015		2014		2013
Net asset value — Beginning of year	$10.690	$10.740		$10.580		$10.660		$10.810

Income (Loss) From Operations
Net investment income	$0.130	$0.134		$0.122		$0.081		$0.060
Net realized and unrealized gain (loss)	(0.254)	0.011	(1)	0.173		(0.069)		0.069

Total income (loss) from operations	$(0.124)	$0.145		$0.295		$0.012		$0.129

Less Distributions
From net investment income	$(0.128)	$(0.133)		$(0.119)		$(0.077)		$(0.054)
From net realized gain	(0.068)	(0.062)		(0.016)		(0.015)		(0.225)

Total distributions	$(0.196)	$(0.195)		$(0.135)		$(0.092)		$(0.279)

Net asset value — End of year	$10.370	$10.690		$10.740		$10.580		$10.660

Total Return(2)	(1.18)%	1.38%		2.80%		0.12%		1.20%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$199,916	$227,242		$243,950		$331,625		$515,694
Ratios (as a percentage of average daily net assets):
Expenses	0.90%	0.89	%(3)	0.90	%(3)	0.90	%(3)	0.88	%(4)
Net investment income	1.21%	1.26%		1.12%		0.72%		0.54%
Portfolio Turnover	63%	47%		33%		82%		72%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Expenses after custodian fee reduction were 0.87% for the year ended January 31, 2013.

26	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Financial Highlights — continued

	Short-Term Municipal Bond Fund — Class C
	Year Ended January 31,
	2017	2016		2015		2014		2013
Net asset value — Beginning of year	$10.660	$10.720		$10.560		$10.640		$10.820

Income (Loss) From Operations
Net investment income (loss)	$0.049 (1)	$0.054	(1)	$0.040	(1)	$(0.017)		$(0.020)
Net realized and unrealized gain (loss)	(0.253)	0.001	(2)	0.175		(0.048)		0.065

Total income (loss) from operations	$(0.204)	$0.055		$0.215		$(0.065)		$0.045

Less Distributions
From net investment income	$(0.048)	$(0.053)		$(0.039)		$(0.000	)(3)	$—
From net realized gain	(0.068)	(0.062)		(0.016)		(0.015)		(0.225)

Total distributions	$(0.116)	$(0.115)		$(0.055)		$(0.015)		$(0.225)

Net asset value — End of year	$10.340	$10.660		$10.720		$10.560		$10.640

Total Return(4)	(1.92)%	0.53%		2.04%		(0.61)%		0.41%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$69,622	$85,043		$106,273		$142,087		$223,992
Ratios (as a percentage of average daily net assets):
Expenses	1.65%	1.65	%(5)	1.65	%(5)	1.65	%(5)	1.63	%(6)
Net investment income (loss)	0.46%	0.51%		0.37%		(0.03)%		(0.21)%
Portfolio Turnover	63%	47%		33%		82%		72%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Expenses after custodian fee reduction were 1.62% for the year ended January 31, 2013.

27	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Financial Highlights — continued

	Short-Term Municipal Bond Fund — Class I
	Year Ended January 31,
	2017	2016		2015		2014		2013
Net asset value — Beginning of year	$10.690	$10.750		$10.590		$10.660		$10.810

Income (Loss) From Operations
Net investment income	$0.156	$0.161		$0.145		$0.107		$0.088
Net realized and unrealized gain (loss)	(0.253)	0.001	(1)	0.177		(0.059)		0.068

Total income (loss) from operations	$(0.097)	$0.162		$0.322		$0.048		$0.156

Less Distributions
From net investment income	$(0.155)	$(0.160)		$(0.146)		$(0.103)		$(0.081)
From net realized gain	(0.068)	(0.062)		(0.016)		(0.015)		(0.225)

Total distributions	$(0.223)	$(0.222)		$(0.162)		$(0.118)		$(0.306)

Net asset value — End of year	$10.370	$10.690		$10.750		$10.590		$10.660

Total Return(2)	(0.93)%	1.54%		3.06%		0.46%		1.45%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$204,247	$217,956		$242,029		$227,375		$336,597
Ratios (as a percentage of average daily net assets):
Expenses	0.65%	0.64	%(3)	0.65	%(3)	0.65	%(3)	0.63	%(4)
Net investment income	1.46%	1.51%		1.37%		0.97%		0.79%
Portfolio Turnover	63%	47%		33%		82%		72%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Expenses after custodian fee reduction were 0.62% for the year ended January 31, 2013.

28	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class A
	Year Ended January 31,
	2017	2016		2015		2014		2013
Net asset value — Beginning of year	$12.430	$12.320		$11.600		$11.840		$11.780

Income (Loss) From Operations
Net investment income	$0.197	$0.199		$0.191		$0.141		$0.097
Net realized and unrealized gain (loss)	(0.353)	0.110		0.720		(0.197)		0.231

Total income (loss) from operations	$(0.156)	$0.309		$0.911		$(0.056)		$0.328

Less Distributions
From net investment income	$(0.196)	$(0.199)		$(0.191)		$(0.141)		$(0.097)
From net realized gain	(0.008)	—		—		(0.043)		(0.171)

Total distributions	$(0.204)	$(0.199)		$(0.191)		$(0.184)		$(0.268)

Net asset value — End of year	$12.070	$12.430		$12.320		$11.600		$11.840

Total Return(1)(2)	(1.29)%	2.57%		7.91%		(0.44)%		2.79%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$57,262	$61,227		$58,616		$68,873		$115,170
Ratios (as a percentage of average daily net assets):
Expenses(2)	0.90%	0.90	%(3)	0.92	%(3)	0.95	%(3)	0.96	%(4)
Net investment income	1.57%	1.65%		1.60%		1.16%		0.80%
Portfolio Turnover	68%	62%		77%		145%		103%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07%, 0.09%, 0.08%, 0.05% and 0.05% of average daily net assets for the years ended January 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent these reimbursements, total return would be lower.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Expenses after custodian fee reduction were 0.95% for the year ended January 31, 2013.

29	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class C
	Year Ended January 31,
	2017	2016		2015		2014		2013
Net asset value — Beginning of year	$12.430	$12.310		$11.600		$11.830		$11.780

Income (Loss) From Operations
Net investment income	$0.101	$0.109		$0.102		$0.051		$0.008
Net realized and unrealized gain (loss)	(0.361)	0.120		0.709		(0.184)		0.225

Total income (loss) from operations	$(0.260)	$0.229		$0.811		$(0.133)		$0.233

Less Distributions
From net investment income	$(0.102)	$(0.109)		$(0.101)		$(0.054)		$(0.012)
From net realized gain	(0.008)	—		—		(0.043)		(0.171)

Total distributions	$(0.110)	$(0.109)		$(0.101)		$(0.097)		$(0.183)

Net asset value — End of year	$12.060	$12.430		$12.310		$11.600		$11.830

Total Return(1)(2)	(2.11)%	1.88%		7.02%		(1.10)%		1.98%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$34,920	$38,737		$37,435		$34,434		$57,816
Ratios (as a percentage of average daily net assets):
Expenses(2)	1.65%	1.65	%(3)	1.67	%(3)	1.70	%(3)	1.71	%(4)
Net investment income	0.82%	0.90%		0.85%		0.40%		0.04%
Portfolio Turnover	68%	62%		77%		145%		103%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07%, 0.09%, 0.08%, 0.05% and 0.05% of average daily net assets for the years ended January 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent these reimbursements, total return would be lower.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Expenses after custodian fee reduction were 1.70% for the year ended January 31, 2013.

30	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class I
	Year Ended January 31,
	2017	2016		2015		2014		2013
Net asset value — Beginning of year	$12.440	$12.330		$11.610		$11.850		$11.790

Income (Loss) From Operations
Net investment income	$0.227	$0.230		$0.221		$0.169		$0.127
Net realized and unrealized gain (loss)	(0.352)	0.110		0.720		(0.197)		0.231

Total income (loss) from operations	$(0.125)	$0.340		$0.941		$(0.028)		$0.358

Less Distributions
From net investment income	$(0.227)	$(0.230)		$(0.221)		$(0.169)		$(0.127)
From net realized gain	(0.008)	—		—		(0.043)		(0.171)

Total distributions	$(0.235)	$(0.230)		$(0.221)		$(0.212)		$(0.298)

Net asset value — End of year	$12.080	$12.440		$12.330		$11.610		$11.850

Total Return(1)(2)	(1.04)%	2.82%		8.17%		(0.19)%		3.05%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$434,942	$347,631		$273,125		$183,648		$253,476
Ratios (as a percentage of average daily net assets):
Expenses(2)	0.65%	0.65	%(3)	0.67	%(3)	0.70	%(3)	0.71	%(4)
Net investment income	1.82%	1.90%		1.84%		1.41%		1.04%
Portfolio Turnover	68%	62%		77%		145%		103%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07%, 0.09%, 0.08%, 0.05% and 0.05% of average daily net assets for the years ended January 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent these reimbursements, total return would be lower.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Expenses after custodian fee reduction were 0.70% for the year ended January 31, 2013.

31	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of six funds, two of which, each diversified, are included in these financial statements. They include Eaton Vance TABS Short-Term Municipal Bond Fund (Short-Term Municipal Bond Fund) and Eaton Vance TABS Intermediate-Term Municipal Bond Fund (Intermediate-Term Municipal Bond Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds’ investment objective is to seek after-tax total return. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2017, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

32

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Notes to Financial Statements — continued

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2017 and January 31, 2016 was as follows:

	Year Ended January 31, 2017
	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Distributions declared from:
Tax-exempt income	$5,772,462	$8,715,885
Ordinary income	$2,618,792	$82,787
Long-term capital gains	$1,286,400	$332,436

	Year Ended January 31, 2016
	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Distributions declared from:
Tax-exempt income	$6,546,304	$7,051,200
Ordinary income	$18,314	$589
Long-term capital gains	$3,040,163	$—

33

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Notes to Financial Statements — continued

During the year ended January 31, 2017, the following amounts were reclassified due to the Funds’ use of equalization accounting and differences between book and tax accounting, primarily for premium amortization and accretion of market discount.

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Change in:
Paid-in capital	$274,204	$16,097
Accumulated net realized loss	$(275,347)	$(5,836)
Accumulated distributions in excess of net investment income	$1,143	$(10,261)

Tax equalization accounting allows the Funds to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of January 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Undistributed tax-exempt income	$32,904	$437,358
Post October capital losses	$(3,486,116)	$(4,600,290)
Net unrealized appreciation	$7,668,643	$9,923,997
Other temporary differences	$(100,210)	$(451,817)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Asset and Liabilities are primarily due to the timing of recognizing distributions to shareholders, premium amortization and accretion of market discount.

At January 31, 2017, the Short-Term Municipal Bond Fund and the Intermediate-Term Municipal Bond Fund had net capital losses of $3,486,116 and $4,600,290, respectively, attributable to security transactions incurred after October 31, 2016 that the Funds have elected to defer. These net capital losses are treated as arising on the first day of the Funds’ taxable years ending January 31, 2018.

The cost and unrealized appreciation (depreciation) of investments of each Fund at January 31, 2017, as determined on a federal income tax basis, were as follows:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Aggregate cost	$461,533,235	$479,259,737

Gross unrealized appreciation	$8,788,005	$12,816,050
Gross unrealized depreciation	(1,119,362)	(2,892,053)

Net unrealized appreciation	$7,668,643	$9,923,997

34

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Notes to Financial Statements — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to each Fund. The fee is based upon a percentage of average daily net assets as presented in the following table and is payable monthly.

	Annual Asset Rate
Daily Net Assets	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Up to $500 million	0.55%	0.60%
$500 million up to $1 billion	0.54%	0.60%

On average daily net assets of $1 billion or more, the rates are reduced. For the year ended January 31, 2017, investment adviser and administration fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Investment Adviser and Administration Fee	$2,883,480	$3,076,873
Effective Annual Rate	0.55%	0.60%

For Intermediate-Term Municipal Bond Fund, EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.90%, 1.65% and 0.65% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after May 31, 2017. Pursuant to this agreement, EVM was allocated $357,136 of Intermediate-Term Municipal Bond Fund’s operating expenses for the year ended January 31, 2017.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charges on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended January 31, 2017 were as follows:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

EVM’s Sub-Transfer Agent Fees	$3,543	$1,738
EVD’s Class A Sales Charges	$4,865	$7,020

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Funds out of the investment adviser and administration fee. Trustees of the Funds who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution

35

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Notes to Financial Statements — continued

services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2017 for Class A shares amounted to the following:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Class A Distribution and Service Fees	$554,646	$155,042

Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. For the year ended January 31, 2017, the Funds paid or accrued to EVD the following distribution fees:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Class C Distribution Fees	$595,246	$291,524

Pursuant to the Class C Plan, the Funds also make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2017 amounted to the following:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Class C Service Fees	$198,415	$97,175

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares of Intermediate-Term Municipal Bond Fund may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Prior to September 30, 2015, Class A shares of Short-Term Municipal Bond Fund may have been subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares of Short-Term Municipal Bond Fund was eliminated for new share purchases. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2017, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A and Class C shareholders:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Class A	$16,000	$1,000
Class C	$4,000	$1,000

36

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Notes to Financial Statements — continued

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended January 31, 2017 were as follows:

Short-Term Municipal Bond Fund
	Purchases	Sales

Investments (non-U.S. Government)	$311,114,831	$295,953,216
U.S. Government and Agency Securities	10,627,846	31,280,451

	$321,742,677	$327,233,667

Intermediate-Term Municipal Bond Fund
	Purchases	Sales

Investments (non-U.S. Government)	$411,310,198	$321,542,176
U.S. Government and Agency Securities	—	1,710,902

	$411,310,198	$323,253,078

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

Short-Term Municipal Bond Fund
	Year Ended January 31, 2017
	Class A	Class C	Class I

Sales	7,428,502	622,062	9,112,978
Issued to shareholders electing to receive payments of distributions in Fund shares	335,864	69,669	319,899
Redemptions	(9,744,107)	(1,936,250)	(10,125,748)

Net decrease	(1,979,741)	(1,244,519)	(692,871)

	Year Ended January 31, 2016
	Class A	Class C	Class I

Sales	3,692,417	614,437	5,474,879
Issued to shareholders electing to receive payments of distributions in Fund shares	331,352	77,003	290,986
Redemptions	(5,469,970)	(2,630,812)	(7,901,448)

Net decrease	(1,446,201)	(1,939,372)	(2,135,583)

37

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Notes to Financial Statements — continued

Intermediate-Term Municipal Bond Fund
	Year Ended January 31, 2017
	Class A	Class C	Class I

Sales	1,157,142	632,346	22,352,733
Issued to shareholders electing to receive payments of distributions in Fund shares	55,691	13,336	201,602
Redemptions	(1,391,306)	(867,156)	(14,475,311)

Net increase (decrease)	(178,473)	(221,474)	8,079,024

	Year Ended January 31, 2016
	Class A	Class C	Class I

Sales	1,504,143	794,505	13,865,982
Issued to shareholders electing to receive payments of distributions in Fund shares	54,287	12,677	126,241
Redemptions	(1,392,567)	(730,661)	(8,210,542)

Net increase	165,863	76,521	5,781,681

8  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. At January 31, 2017, Short-Term Municipal Bond Fund had a balance outstanding pursuant to this line of credit of $500,000 at an interest rate of 1.66%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at January 31, 2017. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 9) at January 31, 2017. Short-Term Municipal Bond Fund’s average borrowings or allocated fees during the year ended January 31, 2017 were not significant. Intermediate-Term Municipal Bond Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2017.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

38

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Notes to Financial Statements — continued

At January 31, 2017, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Short-Term Municipal Bond Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$462,685,172	$—	$462,685,172
Taxable Municipal Securities	—	6,516,706	—	6,516,706

Total Investments	$—	$469,201,878	$—	$469,201,878

Intermediate-Term Municipal Bond Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$487,929,140	$—	$487,929,140
Taxable Municipal Securities	—	1,254,594	—	1,254,594

Total Investments	$—	$489,183,734	$—	$489,183,734

The Funds held no investments or other financial instruments as of January 31, 2016 whose fair value was determined using Level 3 inputs. At January 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

39

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance TABS Short-Term Municipal Bond Fund and Eaton Vance TABS Intermediate-Term Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance TABS Short-Term Municipal Bond Fund and Eaton Vance TABS Intermediate-Term Municipal Bond Fund (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust II), including the portfolios of investments, as of January 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance TABS Short-Term Municipal Bond Fund and Eaton Vance TABS Intermediate-Term Municipal Bond Fund as of January 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 21, 2017

40

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2017, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

TABS Short-Term Municipal Bond Fund	91.64%
TABS Intermediate-Term Municipal Bond Fund	99.06%

Capital Gains Dividends.  The Funds hereby designate the following as a capital gain dividend with respect to the taxable year ended January 31, 2017, or, if subsequently determined to be different, the net capital gains of such year:

TABS Short-Term Municipal Bond Fund	$739,451
TABS Intermediate-Term Municipal Bond Fund	$348,533

41

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. EVMI is an indirect, wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

42

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

43

Eaton Vance

TABS Municipal Bond Funds

January 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

44

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

45

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Offices of the Funds

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

6096 1.31.17

Eaton Vance

TABS Laddered Municipal Bond Funds

Annual Report

January 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2017

Eaton Vance

TABS Laddered Municipal Bond Funds

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

TABS 1-to-10 Year Laddered Municipal Bond Fund	4
TABS 10-to-20 Year Laddered Municipal Bond Fund	6

Endnotes and Additional Disclosures	8

Fund Expenses	9

Financial Statements	11

Report of Independent Registered Public Accounting Firm	37

Federal Tax Information	38

Management and Organization	39

Important Notices	42

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the period opened on February 1, 2016, U.S. Treasurys, along with municipal bonds, were several months into a rally that would continue through the first half of the period. Falling government interest rates around the world, driven by actions such as quantitative easing in Japan and the European Union, put many sovereign rates into negative territory and made U.S. Treasurys and municipal bonds look attractive by comparison.

Great Britain’s June 2016 vote to leave the European Union, ongoing Federal Reserve Board (the Fed) caution, and mixed U.S. economic reports continued to fuel the municipal rally in the summer of 2016. Even the Commonwealth of Puerto Rico’s July 1, 2016 default on over $1 billion in municipal bond and debt service payments — its second default in 2016 and its largest to date — failed to put a dent in the municipal rally, as the market had expected the defaults for some time. In early fall, however, remarks by the European Central Bank, the Bank of Japan and the Fed seemed to indicate that rates might begin to rise sooner than markets had anticipated. As a result, municipal rates crept upward in September and October of 2016. In November, Donald Trump’s surprise win in the U.S. presidential election precipitated one of the largest municipal market declines in at least two decades. Rates rose and prices fell as markets anticipated that decreasing regulation and lower tax rates under a Trump administration could lead to higher economic growth and inflation.

In December, the Fed announced its only rate hike of 2016, a move that was widely anticipated by investors. Despite the hike, municipal bonds rallied modestly in December, making back some of the losses they had suffered the previous month. During January 2017, municipal bonds continued to stabilize. Interest rates were nearly unchanged in the final month of the period, as markets awaited the presidential inauguration to see what changes the new administration would actually bring. In general, municipal market returns were virtually flat for the one-year period, with coupon yields and price appreciation earlier in the fiscal year balanced by price declines from September through November 2016.

For the one-year period as a whole, the yield curve for municipal AAA-rated6 issues experienced a “bear flattening.” Rates rose throughout the curve, but the greatest increases occurred in the middle of the curve, causing the curve to flatten. Across the yield curve, municipal bonds, which had outperformed U.S. Treasurys from the beginning of the period until the election, underperformed U.S. Treasurys for the period as a whole.

Fund Performance

For the fiscal year ended January 31, 2017, Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund Class A shares at net asset value (NAV) had a total return of -0.99%. By comparison, the Fund’s benchmark, the Bloomberg Barclays Short-Intermediate 1-10 Year Municipal Bond Index,2 returned -0.36% for the same period. In addition, Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund Class A shares at NAV had a total return of -0.82% for the 12-month period ended January 31, 2017, compared with a -0.67% return during the same period for the Fund’s benchmark, the Bloomberg Barclays 15 Year Municipal Bond Index. The Indexes are unmanaged and their returns do not reflect the effect of any applicable sales charges, commissions, or expenses.

Each of the TABS Laddered Municipal Bond Funds provides rules-based, approximately equal-weighted exposure across its respective portion of the yield curve, with the objective of seeking current income exempt from regular federal income tax.

During the fiscal year ended January 31, 2017, security selection was the largest contributor to performance versus their respective benchmarks for both of the TABS Laddered Municipal Bond Funds.

Credit quality also contributed to performance versus their respective benchmarks for both Funds. During a period when lower-rated securities outperformed higher-rated issues, each Fund was overweight versus its benchmark in stronger-performing A- and BBB-rated bonds and underweight versus its benchmark in weaker-performing AA- and AAA-rated securities.

In contrast, duration,7 or interest rate sensitivity, detracted from performance of both Funds versus their respective benchmarks. Each Fund had a higher duration than its benchmark during a period when interest rates rose and prices, which move in the opposite direction of interest rates, declined.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2017

Management’s Discussion of Fund Performance1—continued

Fund-specific Results

For the Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund, duration, as noted above, detracted from performance versus its benchmark during the period. Yield curve positioning detracted from performance relative to the benchmark as well. While the Fund was approximately equally weighted across the maturity ranges from 1 through 10 years, the benchmark had more than half of its holdings in the 1-4 year area of the curve, and a correspondingly lighter weighting across the 5-10 year area. As the 6-10 year part of the curve delivered weaker performance during the period than shorter maturities, and the Fund was effectively overweight versus the benchmark in the 6-10 year area, yield curve positioning detracted from performance relative to the benchmark. In contrast, security selection contributed to Fund performance versus the benchmark; in particular, the A-rated bonds held by the Fund outperformed the A-rated bonds represented in the benchmark. As noted above, credit quality contributed to performance relative to the benchmark as well.

For the Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund, duration was the principal detractor from performance versus its benchmark during the period. In contrast, security selection contributed to performance versus the benchmark; in particular, the AA-rated bonds held by the Fund outperformed the AA-rated bonds represented in the benchmark. The other notable contributors to performance relative to the benchmark were credit quality, as noted above, and yield curve positioning. In the 10-20 year part of the yield curve during the period, performance improved as maturities lengthened. As the Fund was approximately equally weighted throughout the 10-20 year part of the curve, while the benchmark held only bonds with maturities between 12 and 17 years, the Fund was effectively overweight versus the benchmark in the longer-maturity, better performing area of the curve. While the Fund was also overweight versus the benchmark in the weaker-performing area of the curve below 12 years, yield curve positioning as a whole aided Fund performance versus the benchmark during the one-year period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2017

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Devin J. Cooch, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	05/04/2015	05/04/2015	–0.99%	—	1.76%
Class A with 4.75% Maximum Sales Charge	—	—	–5.73	—	–1.04
Class C at NAV	05/04/2015	05/04/2015	–1.73	—	1.00
Class C with 1% Maximum Sales Charge	—	—	–2.71	—	1.00
Class I at NAV	05/04/2015	05/04/2015	–0.74	—	2.07
Bloomberg Barclays Short-Intermediate 1-10 Year Municipal Bond Index	—	—	–0.36%	1.77%	1.31%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			2.10%	2.85%	1.85%
Net			0.65	1.40	0.40

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			1.01%	0.22%	1.26%
SEC 30-day Yield – Subsidized			1.00	0.22	1.29
SEC 30-day Yield – Unsubsidized			0.58	–0.29	0.80

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	05/04/2015	$10,176	N.A.
Class I	$250,000	05/04/2015	$259,128	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2017

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2017

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	05/04/2015	05/04/2015	–0.82%	—	4.07%
Class A with 4.75% Maximum Sales Charge	—	—	–5.54	—	1.20
Class C at NAV	05/04/2015	05/04/2015	–1.56	—	3.34
Class C with 1% Maximum Sales Charge	—	—	–2.53	—	3.34
Class I at NAV	05/04/2015	05/04/2015	–0.47	—	4.40
Bloomberg Barclays 15 Year Municipal Bond Index	—	—	–0.67%	3.52%	2.78%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			4.00%	4.75%	3.75%
Net			0.65	1.40	0.40

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			2.55%	1.80%	2.80%
SEC 30-day Yield – Subsidized			2.46	1.84	2.83
SEC 30-day Yield – Unsubsidized			1.33	0.58	1.91

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	05/04/2015	$10,591	N.A.
Class I	$250,000	05/04/2015	$269,554	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

6

Eaton Vance

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2017

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Short-Intermediate 1-10 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 1-10 years. Bloomberg Barclays 15 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 12-17 years. Prior to August 24, 2016, Bloomberg Barclays Short-Intermediate 1-10 Municipal Bond Year Index and Bloomberg Barclays 15 Year Municipal Bond Index were named Barclays Short-Intermediate 1-10 Year Municipal Bond Index and Barclays 15 Year Municipal Bond Index, respectively. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charges reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 5/31/17. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

8

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2016 – January 31, 2017).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund

	Beginning Account Value (8/1/16)	Ending Account Value (1/31/17)	Expenses Paid During Period* (8/1/16 – 1/31/17)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$973.00	$3.22	**	0.65%
Class C	$1,000.00	$970.10	$6.93	**	1.40%
Class I	$1,000.00	$974.20	$1.98	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.90	$3.30	**	0.65%
Class C	$1,000.00	$1,018.10	$7.10	**	1.40%
Class I	$1,000.00	$1,023.10	$2.03	**	0.40%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2016.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

9

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2017

Fund Expenses — continued

Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund

	Beginning Account Value (8/1/16)	Ending Account Value (1/31/17)	Expenses Paid During Period* (8/1/16 – 1/31/17)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$945.40	$3.18	**	0.65%
Class C	$1,000.00	$941.90	$6.83	**	1.40%
Class I	$1,000.00	$947.50	$1.96	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.90	$3.30	**	0.65%
Class C	$1,000.00	$1,018.10	$7.10	**	1.40%
Class I	$1,000.00	$1,023.10	$2.03	**	0.40%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2016.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

10

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2017

Portfolio of Investments

Tax-Exempt Investments — 86.5%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.2%
Carmel Local Public Improvement Bond Bank, IN, 5.00%, 6/1/23	$200	$230,000
Carmel Local Public Improvement Bond Bank, IN, 5.00%, 6/1/24	200	231,456
Maine Municipal Bond Bank, (TransCap Program), 5.00%, 9/1/17	50	51,212
North Dakota Public Finance Authority, 5.00%, 10/1/19	35	38,499
Oklahoma Water Resources Board, 5.00%, 4/1/19	25	27,065

		$578,232

Education — 8.1%
Cumberland County Municipal Authority, PA, (Dickinson College), 4.00%, 11/1/17	$30	$30,698
Kershaw County Public Schools Foundation, SC, 5.00%, 12/1/18	50	53,096
Kershaw County Public Schools Foundation, SC, 5.00%, 12/1/19	100	108,754
Kershaw County Public Schools Foundation, SC, 5.00%, 12/1/23	250	287,852
New Hope Cultural Education Facilities Finance Corp., TX, (Texas A&M University - Cain Hall Redevelopment), 5.00%, 4/1/26	200	237,890
New York Dormitory Authority, (Icahn School of Medicine at Mount Sinai), 5.00%, 7/1/23	60	69,169
Ohio Higher Educational Facility Commission, (Case Western Reserve University), 6.25%, 10/1/17	65	67,261
Red River Education Financing Corp., TX, (Texas Christian University), 4.00%, 3/15/18	145	149,876
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/19	145	156,439
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/22	165	190,425
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/25	120	143,896
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/26	150	180,632
Southcentral Pennsylvania General Authority, (York College of Pennsylvania), 5.00%, 11/1/18	200	212,290
Southcentral Pennsylvania General Authority, (York College of Pennsylvania), 5.00%, 11/1/24	250	291,600
UCF Stadium Corp., FL, 5.00%, 3/1/20	150	164,192
UCF Stadium Corp., FL, 5.00%, 3/1/21	150	167,208
UCF Stadium Corp., FL, 5.00%, 3/1/22	250	282,637
UCF Stadium Corp., FL, 5.00%, 3/1/23	250	285,502
Vestavia Hills City Board of Education, AL, 5.00%, 2/1/23	200	233,260

Security	Principal Amount (000’s omitted)	Value

Education (continued)
Vestavia Hills City Board of Education, AL, 5.00%, 2/1/24	$200	$234,892
West Clark 2000 School Building Corp., IN, 5.00%, 7/15/21	100	113,018
West Clark 2000 School Building Corp., IN, 5.00%, 1/15/23	100	115,156

		$3,775,743

Electric Utilities — 3.5%
Lower Colorado River Authority, TX, 5.00%, 5/15/17	$25	$25,295
North Carolina Municipal Power Agency Number 1, (Catawba), 4.00%, 1/1/18	75	76,992
Redding Joint Powers Financing Authority, CA, Electric System Revenue, 4.00%, 6/1/23	175	191,898
San Antonio, TX, Electric and Gas Systems, 3.00%, Variable to 12/1/19 (Put Date), 12/1/45(1)	225	232,909
San Antonio, TX, Electric and Gas Systems, 3.00%, Variable to 12/1/20 (Put Date), 12/1/45(1)	250	261,658
San Antonio, TX, Electric and Gas Systems, 5.00%, 2/1/17	35	35,000
Springfield, IL, Electric System Revenue, 5.00%, 3/1/19	250	267,650
Springfield, IL, Electric System Revenue, 5.00%, 3/1/20	50	54,820
Springfield, IL, Electric System Revenue, 5.00%, 3/1/21	200	223,444
Springfield, IL, Electric System Revenue, 5.00%, 3/1/25	250	291,772

		$1,661,438

General Obligations — 26.3%
Campton Township, IL, 5.00%, 12/15/19	$75	$82,148
Campton Township, IL, 5.00%, 12/15/22	200	229,442
Campton Township, IL, 5.00%, 12/15/23	105	121,591
Cedar Hill Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/22	100	89,271
Chandler Unified School District No. 80, AZ, 4.00%, 7/1/17	45	45,609
Collin County, TX, 4.50%, 2/15/17	35	35,053
Connecticut, 1.43%, 5/15/17(1)	75	75,061
Conroe Independent School District, TX, (PSF Guaranteed), 3.00%, 2/15/18	75	76,633
Cook and DuPage Counties Township High School District No. 210, IL, 4.00%, 1/1/20	100	106,752
Cook and DuPage Counties Township High School District No. 210, IL, 4.00%, 1/1/21	250	270,312
Coppell Independent School District, TX, (PSF Guaranteed), 1.50%, 8/15/17	200	200,840
Decatur City Board of Education, AL, 4.00%, 2/1/18	50	51,382
Decatur City Board of Education, AL, 5.00%, 2/1/24	50	58,231
Decatur City Board of Education, AL, 5.00%, 2/1/25	50	58,784
Decatur, IL, 5.00%, 3/1/20	100	108,282
Delaware Valley Regional Finance Authority, PA, 5.75%, 7/1/17	110	112,193

11	See Notes to Financial Statements.

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Dorchester County, SC, 3.00%, 4/1/17	$35	$35,135
Dublin City School District, OH, 4.00%, 12/1/17	60	61,579
Eaton Community City School District, OH, 4.00%, 12/1/21	100	109,716
Eaton Community City School District, OH, 4.00%, 12/1/22	100	110,556
Eaton Community City School District, OH, 5.00%, 12/1/26	250	293,167
Erie County, PA, 4.00%, 9/1/17	25	25,442
Frisco Independent School District, TX, (PSF Guaranteed), 2.00%, 8/15/17	30	30,194
Grosse Pointe Public School System, MI, 5.00%, 5/1/22(2)	500	572,080
Grosse Pointe Public School System, MI, 5.00%, 5/1/23(2)	500	578,605
Harris County Improvement District No. 18, TX, 4.00%, 9/1/21	165	178,126
Houston Independent School District, TX, 4.00%, 2/15/17	75	75,098
Illinois, 5.00%, 1/1/18	150	153,636
Illinois, 5.00%, 7/1/22	70	73,761
Illinois, 5.00%, 8/1/24	100	103,603
Illinois, 5.00%, 3/1/25	100	103,042
Illinois, 5.00%, 8/1/25	300	309,177
Johnson County Unified School District No. 233, KS, 4.00%, 9/1/22	250	278,525
Johnson County Unified School District No. 233, KS, 5.00%, 9/1/20	250	281,122
Johnson County Unified School District No. 233, KS, 5.00%, 9/1/21	250	286,972
Joshua Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/24	55	61,915
Karnes City Independent School District, TX, (PSF Guaranteed), 3.50%, 8/15/25	200	205,088
Katy Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/17	40	40,053
Lake County Community College District No. 532, IL, 4.00%, 6/1/19	35	37,184
Lake County Community Consolidated School District No. 50, IL, 4.00%, 1/1/18	150	153,830
Lake County Community Consolidated School District No. 50, IL, 5.00%, 1/1/21	250	278,715
Lake County Forest Preserve District, IL, 3.00%, 12/15/19	55	57,451
Lake County Forest Preserve District, IL, 3.00%, 12/15/26	100	101,448
Lake County Forest Preserve District, IL, 5.00%, 12/15/23	100	117,040
Lakeland, FL, 5.00%, 10/1/19	50	54,324
Lakeland, FL, 5.00%, 10/1/21	50	56,341
Lakeland, FL, 5.00%, 10/1/22	100	114,222
Lakeland, FL, 5.00%, 10/1/24	50	58,159
Little Rock School District, AR, 3.00%, 2/1/23	100	102,419
Little Rock School District, AR, 3.00%, 2/1/24	250	255,127
Little Rock School District, AR, 3.00%, 2/1/25	250	253,892

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Macomb County, MI, 4.00%, 5/1/23	$50	$55,527
Maryland, 5.50%, 3/1/17	40	40,162
McLean County Public Building Commission, IL, 5.00%, 12/1/22	250	289,440
Mesquite Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/18	50	49,251
Mesquite Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/19	50	48,097
Mesquite Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/20	50	47,106
Miami-Dade County School District, FL, 5.00%, 3/15/18	150	156,485
Miami-Dade County School District, FL, 5.00%, 3/15/19	150	161,453
Mobile, AL, 5.00%, 2/15/20(2)	500	551,655
New York, NY, 1.31%, 2/15/19(1)	100	99,910
New York, NY, 1.36%, 2/15/20(1)	100	99,864
Novi Community School District, MI, 5.00%, 5/1/19(2)	250	269,467
Novi Community School District, MI, 5.00%, 5/1/20(2)	250	276,315
Novi Community School District, MI, 5.00%, 5/1/21(2)	250	281,797
Palisades School District, PA, 4.00%, 9/1/18	30	31,315
Pendergast Elementary School District No. 92, AZ, 3.00%, 7/1/21	50	52,211
Port Arthur Independent School District, TX, 5.00%, 2/15/22	250	285,845
Princeton City School District, OH, 5.00%, 12/1/26	100	117,882
Ramsey County, MN, 4.00%, 2/1/17	25	25,000
Schaumburg, IL, 4.00%, 12/1/19	40	42,874
Schertz-Cibolo-Universal City Independent School District, TX, (PSF Guaranteed), 4.00%, 2/1/26	250	275,180
Seattle, WA, 4.00%, 3/1/17	40	40,112
Somerset County, NJ, 2.00%, 7/15/19	150	152,687
Toms River, NJ, 4.00%, 12/1/20	100	108,724
Toms River, NJ, 4.00%, 12/1/21	200	219,690
Toms River, NJ, 4.00%, 12/1/22	325	359,495
Vistancia Community Facilities District, AZ, 4.00%, 7/15/18	30	31,085
Vistancia Community Facilities District, AZ, 5.00%, 7/15/19	30	32,364
Vistancia Community Facilities District, AZ, 5.00%, 7/15/20	30	33,152
Vistancia Community Facilities District, AZ, 5.00%, 7/15/21	65	72,111
Vistancia Community Facilities District, AZ, 5.00%, 7/15/26	35	38,645
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/23	400	350,676
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/24	135	114,152
Will County, IL, 4.00%, 11/15/19	30	32,036
Winnebago County, IL, 5.00%, 12/30/20	100	111,528

		$12,281,621

12	See Notes to Financial Statements.

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital — 6.7%
Colorado Health Facilities Authority, (Parkview Medical Center), 3.00%, 9/1/21	$100	$103,437
Colorado Health Facilities Authority, (Vail Valley Medical Center), 4.00%, 1/15/22	30	32,559
Colorado Health Facilities Authority, (Vail Valley Medical Center), 4.00%, 1/15/25	25	27,175
Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.00%, 1/15/23	25	28,594
Illinois Finance Authority, (Hospital Sisters Services, Inc.), 5.00%, 8/15/17	30	30,622
Indiana Finance Authority, (Community Foundation of Northwest Indiana Obligated Group), 5.00%, 9/1/27	250	283,420
Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 3.00%, 7/1/17	50	50,364
Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 3.00%, 7/1/18	100	102,023
Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 4.00%, 7/1/19	25	26,289
Massachusetts Health and Educational Facilities Authority, (Partners HealthCare System), 5.00%, 7/1/17	50	50,875
Monroeville Finance Authority, PA, (UPMC), 4.00%, 2/15/17	50	50,065
Monroeville Finance Authority, PA, (UPMC), 5.00%, 2/15/21	50	56,351
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/26	250	293,440
New Jersey Health Care Facilities Financing Authority, (Robert Wood Johnson University Hospital), 4.00%, 7/1/17	50	50,621
Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network), 5.00%, 8/15/23	60	68,411
Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network), 5.00%, 8/15/24	85	97,553
Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network), 5.00%, 8/15/25	30	34,509
Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network), 5.00%, 8/15/26	85	98,174
Ohio, (Cleveland Clinic Health System), Series 2009B, 5.00%, 1/1/18	40	41,445
Ohio, (Cleveland Clinic Health System), Series 2011A, 5.00%, 1/1/18	25	25,903
Oregon Facilities Authority, (Legacy Health), 4.125%, 5/1/19	30	31,738
Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/23	35	40,128
San Diego County, CA, (Sanford Burnham Prebys Medical Discovery Institute), 4.00%, 11/1/17	50	51,092
San Diego County, CA, (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/24	65	75,027
San Diego County, CA, (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/25	35	40,486

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 4.00%, 12/1/18	$180	$187,742
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 4.00%, 12/1/19	100	105,830
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/20	235	259,266
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/21	150	166,918
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/22	200	224,894
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 4.00%, 12/1/19	200	212,744
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/21	150	170,134

		$3,117,829

Housing — 0.4%
Virginia Housing Development Authority, 2.40%, 5/1/26	$200	$193,414

		$193,414

Insured – Education — 0.1%
Oil City Area School District, PA, (BAM), 4.00%, 11/15/18	$25	$26,170
Oil City Area School District, PA, (BAM), 5.00%, 11/15/19	25	27,334

		$53,504

Insured – Escrowed / Prerefunded — 0.3%
Glendale, AZ, Water and Sewer Revenue, (AGM), Prerefunded to 1/1/18, 5.00%, 7/1/21	$25	$25,924
Rhode Island Economic Development Corp., (Department of Transportation), (AGC), Escrowed to Maturity, 5.25%, 6/15/19	100	109,413

		$135,337

Insured – General Obligations — 9.1%
Burlington, VT, (BAM), 2.00%, 11/1/19	$200	$201,870
Burlington, VT, (BAM), 2.00%, 11/1/20	200	201,004
Burlington, VT, (BAM), 2.00%, 11/1/21	100	99,592
Burlington, VT, (BAM), 5.00%, 11/1/23	100	115,973
Burlington, VT, (BAM), 5.00%, 11/1/24	100	116,946
Burlington, VT, (BAM), 5.00%, 11/1/25	100	117,613
Cave Creek Unified School District No. 93, Maricopa County, AZ, (BAM), 5.25%, 7/1/23	50	59,228
Central Greene School District, PA, (BAM), 5.00%, 2/15/17	200	200,316

13	See Notes to Financial Statements.

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)
Central Greene School District, PA, (BAM), 5.00%, 2/15/18	$25	$25,956
Central Greene School District, PA, (BAM), 5.00%, 2/15/19	200	213,670
Community College District No. 511, IL, (Rock Valley College), (AGM), 5.00%, 1/1/21(2)	500	556,285
Community College District No. 511, IL, (Rock Valley College), (AGM), 5.00%, 1/1/22(2)	500	563,910
Iredell County, NC, (AGM), 5.00%, 6/1/18	30	31,479
New Britain, CT, (BAM), 5.00%, 3/1/23	150	171,666
New Britain, CT, (BAM), 5.00%, 3/1/24	150	172,245
New Britain, CT, (BAM), 5.00%, 3/1/25	150	173,197
Peoria Unified School District No. 11, Maricopa County, AZ, (AGM), 5.00%, 7/1/24	85	100,502
Pine-Richland School District, PA, (AGM), 5.00%, 9/1/19	220	239,824
Pocono Mountain School District, PA, (AGM), 4.00%, 9/1/25	250	274,812
Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 3.00%, 9/1/18	50	51,200
Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 3.00%, 9/1/19	50	51,674
Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 3.00%, 9/1/20	50	51,884
Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 3.00%, 9/1/21	50	52,022
Tunkhannock Area School District, PA, (BAM), 2.00%, 1/15/19	100	100,793
Tunkhannock Area School District, PA, (BAM), 2.00%, 1/15/20	100	100,502
Tunkhannock Area School District, PA, (BAM), 2.00%, 1/15/21	100	99,932
Tunkhannock Area School District, PA, (BAM), 2.00%, 1/15/23	100	97,928

		$4,242,023

Insured – Hospital — 0.7%
Allegheny County Hospital Development Authority, PA, (UPMC Health System), (NPFG), 6.00%, 7/1/26	$250	$316,053

		$316,053

Insured – Lease Revenue / Certificates of Participation — 1.4%
Highlands County School Board, FL, (BAM), 5.00%, 3/1/20	$250	$274,072
Highlands County School Board, FL, (BAM), 5.00%, 3/1/21	70	78,294
Highlands County School Board, FL, (BAM), 5.00%, 3/1/22	100	112,987
Highlands County School Board, FL, (BAM), 5.00%, 3/1/26	180	205,992

		$671,345

Security	Principal Amount (000’s omitted)	Value

Insured – Other Revenue — 0.1%
Schertz/Seguin Local Government Corp., TX, (BAM), 3.00%, 2/1/17	$25	$25,000

		$25,000

Insured – Special Tax Revenue — 0.1%
Successor Agency to Riverside County Redevelopment Agency, CA, (AGM), 5.00%, 10/1/24	$50	$59,303

		$59,303

Insured – Water and Sewer — 1.5%
Beaumont, TX, Waterworks and Sewer System Revenue, (BAM), 2.00%, 9/1/18	$25	$25,263
Beaumont, TX, Waterworks and Sewer System Revenue, (BAM), 3.00%, 9/1/22	25	26,009
Central Weber Sewer Improvement District, UT, (AGC), 4.00%, 3/1/17	35	35,088
Fort Bend County Municipal Utility District No. 35, TX, (AGM), 3.00%, 9/1/17	150	151,640
Fort Bend County Municipal Utility District No. 35, TX, (AGM), 3.00%, 9/1/18	150	153,719
Fort Bend County Municipal Utility District No. 35, TX, (AGM), 3.00%, 9/1/20	150	155,809
Fort Bend County Municipal Utility District No. 35, TX, (AGM), 3.00%, 9/1/22	150	155,656

		$703,184

Lease Revenue / Certificates of Participation — 4.2%
Highlands County School Board, FL, 5.00%, 3/1/18	$50	$51,950
Highlands County School Board, FL, 5.00%, 3/1/19	150	160,270
Miami-Dade County School Board, FL, 5.00%, 2/1/20	200	219,252
Miami-Dade County School Board, FL, 5.00%, 2/1/24	300	346,860
Miami-Dade County School Board, FL, 5.00%, 2/1/25	200	232,454
New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 9/1/23	100	103,742
Ohio Department of Administrative Services, (State Taxation Accounting and Revenue System), 5.00%, 3/1/25	100	115,225
Palm Beach County School Board, FL, 5.00%, 8/1/21	125	141,964
South Dakota Building Authority, 5.00%, 6/1/25	85	100,183
St. Charles County Public Water Supply District No. 2, MO, 3.00%, 12/1/24	150	153,865
St. Charles County Public Water Supply District No. 2, MO, 3.00%, 12/1/25	250	253,195
Thompson School District No. R2-J, Larimer, Weld and Boulder Counties, CO, 5.00%, 12/1/19	25	27,305
Washington, (State Board for Community and Technical Colleges), 4.00%, 7/1/17	30	30,396
Wisconsin, 5.00%, 9/1/17	25	25,590

		$1,962,251

14	See Notes to Financial Statements.

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue — 2.3%
Citizens Property Insurance Corp., FL, 5.00%, 6/1/22	$100	$113,915
CIVICVentures, AK, (Anchorage Convention Center), 4.00%, 9/1/20	200	213,830
Fulton County Development Authority, GA, (Robert W. Woodruff Arts Center, Inc.), 5.00%, 3/15/24	150	172,778
West Virginia School Building Authority, Lottery Revenue, 3.00%, 7/1/17	85	85,797
West Virginia School Building Authority, Lottery Revenue, 5.00%, 7/1/22	100	116,445
West Virginia School Building Authority, Lottery Revenue, 5.00%, 7/1/23	100	117,752
West Virginia School Building Authority, Lottery Revenue, 5.00%, 7/1/24	100	119,064
West Virginia School Building Authority, Lottery Revenue, 5.00%, 7/1/25	100	119,919

		$1,059,500

Senior Living / Life Care — 3.1%
Alexandria Industrial Development Authority, VA, (Goodwin House, Inc.), 3.00%, 10/1/17	$50	$50,565
Alexandria Industrial Development Authority, VA, (Goodwin House, Inc.), 4.00%, 10/1/19	50	52,729
Alexandria Industrial Development Authority, VA, (Goodwin House, Inc.), 4.00%, 10/1/20	50	53,334
Alexandria Industrial Development Authority, VA, (Goodwin House, Inc.), 5.00%, 10/1/22	50	56,621
Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/24	60	66,964
Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/25	60	66,625
California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/21	50	55,751
California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/23	100	113,567
Multnomah County Hospital Facilities Authority, OR, (Terwilliger Plaza, Inc.), 4.00%, 12/1/23	55	59,186
Multnomah County Hospital Facilities Authority, OR, (Terwilliger Plaza, Inc.), 5.00%, 12/1/24	100	114,227
Multnomah County Hospital Facilities Authority, OR, (Terwilliger Plaza, Inc.), 5.00%, 12/1/26	25	28,626
New Hope Cultural Education Facilities Finance Corp., TX, (Westminster), 3.00%, 11/1/19	50	51,231
New Hope Cultural Education Facilities Finance Corp., TX, (Westminster), 5.00%, 11/1/23	75	83,816
New Hope Cultural Education Facilities Finance Corp., TX, (Westminster), 5.00%, 11/1/26	50	55,023
Orange County, FL, Health Facilities Authority, (Presbyterian Retirement Communities), 4.00%, 8/1/24	50	53,011

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Sarasota County Health Facilities Authority, FL, (Village on the Isle), 4.00%, 1/1/19	$100	$104,395
Sarasota County Health Facilities Authority, FL, (Village on the Isle), 4.00%, 1/1/20	100	105,521
Wisconsin Health and Educational Facilities Authority, (Saint John’s Communities, Inc.), 3.00%, 9/15/18	30	30,533
Wisconsin Health and Educational Facilities Authority, (Saint John’s Communities, Inc.), 4.00%, 9/15/19	100	104,604
Wisconsin Health and Educational Facilities Authority, (Saint John’s Communities, Inc.), 4.00%, 9/15/21	50	52,798
Wisconsin Health and Educational Facilities Authority, (Saint John’s Communities, Inc.), 4.00%, 9/15/23	25	26,124
Wisconsin Health and Educational Facilities Authority, (Saint John’s Communities, Inc.), 4.00%, 9/15/24	50	51,832

		$1,437,083

Special Tax Revenue — 6.3%
Baltimore, MD, Special Tax Obligation, 4.00%, 6/15/18	$50	$51,583
Cuyahoga County, OH, Excise Tax Revenue, 5.00%, 12/1/18	200	213,164
Cuyahoga County, OH, Excise Tax Revenue, 5.00%, 12/1/21	200	227,158
Cuyahoga County, OH, Excise Tax Revenue, 5.00%, 12/1/23	175	203,761
Ernest N. Morial-New Orleans Exhibition Hall Authority, LA, 5.00%, 7/15/20	25	27,752
Fort Smith, AR, Sales and Use Tax Revenue, 4.00%, 5/1/21	50	54,453
Garland, TX, Tax and Electric Utility System Revenue, 5.00%, 2/15/19	30	32,327
Hollywood Community Redevelopment Agency, FL, 5.00%, 3/1/17	50	50,170
Hollywood Community Redevelopment Agency, FL, 5.00%, 3/1/18	45	46,720
Hollywood Community Redevelopment Agency, FL, 5.00%, 3/1/19	70	74,624
Hollywood Community Redevelopment Agency, FL, 5.00%, 3/1/22	35	39,129
Houston Convention & Entertainment Facilities Department, TX, 4.00%, 9/1/17	75	76,291
New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/17	50	50,261
New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/26	100	116,839
Port St. Lucie, FL, Public Service Tax Revenue, 5.00%, 9/1/27	250	285,137
Southlake Parks Development Corp., TX, 3.00%, 2/15/18	25	25,489
Thornton Development Authority, CO, 2.00%, 12/1/19	200	200,738
Thornton Development Authority, CO, 3.00%, 12/1/21	125	129,345
Thornton Development Authority, CO, 3.00%, 12/1/22	100	103,131
Thornton Development Authority, CO, 4.00%, 12/1/18	245	255,621

15	See Notes to Financial Statements.

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Thornton Development Authority, CO, 4.00%, 12/1/20	$100	$107,310
Thornton Development Authority, CO, 5.00%, 12/1/23	150	172,509
Thornton Development Authority, CO, 5.00%, 12/1/25	75	86,974
West Palm Beach Community Redevelopment Agency, FL, 5.00%, 3/1/18	100	103,893
West Palm Beach Community Redevelopment Agency, FL, 5.00%, 3/1/20	100	109,241
West Palm Beach Community Redevelopment Agency, FL, 5.00%, 3/1/22	50	56,195
West Palm Beach Community Redevelopment Agency, FL, 5.00%, 3/1/23	60	68,236

		$2,968,051

Transportation — 4.6%
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/20	$45	$49,343
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/21	50	56,044
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/25	25	29,209
Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/26	100	116,564
Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/18	65	68,458
Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/21	50	56,439
Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	100	117,998
North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/20	100	110,454
North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/22	100	114,850
North Texas Tollway Authority, 5.00%, 1/1/26	200	230,612
Port of Everett, WA, 3.00%, 12/1/18	200	205,984
Port of Everett, WA, 4.00%, 12/1/20	200	215,644
Rhode Island Commerce Corp., 5.00%, 6/15/25	250	294,352
Rhode Island Commerce Corp., 5.00%, 6/15/26	350	413,052
Southeastern Pennsylvania Transportation Authority, 5.00%, 6/1/17	60	60,809

		$2,139,812

Water and Sewer — 6.5%
Arizona Water Infrastructure Finance Authority, 5.00%, 10/1/25	$55	$65,776
Buffalo, NY, Municipal Water Finance Authority, 5.00%, 7/1/21	50	56,468
Buffalo, NY, Municipal Water Finance Authority, 5.00%, 7/1/24	100	116,680
Clear Lake City Water Authority, TX, 3.00%, 3/1/17	25	25,047
Clear Lake City Water Authority, TX, 4.00%, 3/1/18	95	97,972

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)
DeKalb County, GA, Water and Sewerage Revenue, 5.00%, 10/1/18	$100	$106,447
DeKalb County, GA, Water and Sewerage Revenue, 5.00%, 10/1/19	75	82,114
DeKalb County, GA, Water and Sewerage Revenue, 5.00%, 10/1/24	335	399,658
District of Columbia Water and Sewer Authority, 5.00%, 10/1/17	150	154,179
Fort Worth, TX, Water and Sewer System, 4.00%, 2/15/17	25	25,033
Indianapolis, IN, Water System Revenue, 5.00%, 10/1/22	210	242,067
Indianapolis, IN, Water System Revenue, 5.00%, 10/1/25	100	118,470
Indianapolis, IN, Water System Revenue, 5.00%, 10/1/26	125	148,990
Miami-Dade County, FL, Water and Sewer System Revenue, 5.00%, 10/1/20	100	112,210
Port St. Lucie, FL, Utility System Revenue, 4.00%, 9/1/21	200	218,714
Port St. Lucie, FL, Utility System Revenue, 5.00%, 9/1/22	200	230,592
Travis County Water Control and Improvement District No. 17, TX, 4.00%, 11/1/24	130	142,601
Travis County Water Control and Improvement District No. 17, TX, 4.00%, 11/1/25	185	200,653
Travis County Water Control and Improvement District No. 17, TX, 4.00%, 11/1/26	220	236,335
Washington Suburban Sanitary District, MD, 5.00%, 6/1/21	250	286,610

		$3,066,616

Total Tax-Exempt Investments — 86.5% (identified cost $40,764,683)		$40,447,339

Short-Term Investments — 20.6%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.90%(3)	9,640,534	$9,641,498

Total Short-Term Investments (identified cost $9,642,220)		$9,641,498

Total Investments — 107.1% (identified cost $50,406,903)		$50,088,837

Other Assets, Less Liabilities — (7.1)%		$(3,322,187)

Net Assets — 100.0%		$46,766,650

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

16	See Notes to Financial Statements.

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2017

Portfolio of Investments — continued

At January 31, 2017, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	13.0%
Florida	10.9%
Illinois	10.7%
Others, representing less than 10% individually	51.9%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2017, 12.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.3% to 6.1% of total investments.

(1)	Floating-rate security. The stated interest rate represents the rate in effect at January 31, 2017.

(2)	When-issued security.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2017.

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
BAM	–	Build America Mutual Assurance Co.
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund

17	See Notes to Financial Statements.

Eaton Vance

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2017

Portfolio of Investments

Tax-Exempt Investments — 91.5%

Security	Principal Amount (000’s omitted)	Value

Education — 3.6%
Clemson University, SC, 4.00%, 5/1/32	$45	$47,524
Madison County Capital Resource Corp., NY, (Colgate University), 5.00%, 7/1/31	100	114,616
Massachusetts Development Finance Agency, (Boston University), 4.00%, 10/1/32	50	52,033
Massachusetts Development Finance Agency, (Boston University), 4.00%, 10/1/33	50	51,743

		$265,916

Electric Utilities — 4.4%
Missouri Joint Municipal Electric Utility Commission, (Prairie State Energy Campus), 4.00%, 12/1/35	$50	$51,054
South Carolina Public Service Authority, 5.00%, 12/1/36	250	279,628

		$330,682

General Obligations — 34.2%
Austin Community College District, TX, 4.00%, 8/1/29	$100	$108,947
Burleson Independent School District, TX, (PSF Guaranteed), 4.00%, 8/1/35	125	130,379
Burleson Independent School District, TX, (PSF Guaranteed), 4.00%, 8/1/36	200	207,978
Cascade School District No. 228, Chelan County, WA, 4.00%, 12/1/26	100	110,708
Clark County, NV, 4.00%, 7/1/30	75	80,107
Cook County School District No. 25, (Arlington Heights), IL, 5.00%, 12/15/29(1)	125	145,364
Cook County School District No. 25, (Arlington Heights), IL, 5.00%, 12/15/30(1)	165	190,950
Decatur City Board of Education, AL, 4.00%, 2/1/35	100	102,689
Duplin County, NC, Limited Obligation Bonds, 5.00%, 4/1/27	50	58,982
Grand Ledge Public Schools, MI, 5.00%, 5/1/32	50	56,683
Grand Ledge Public Schools, MI, 5.00%, 5/1/33	40	45,244
Guilford County, NC, 5.00%, 2/1/28	50	60,264
Illinois, 5.00%, 3/1/25	100	103,042
Illinois, 5.00%, 2/1/26	50	51,651
Illinois, 5.50%, 7/1/26	50	52,830
Lakeland, FL, 5.00%, 10/1/29	100	112,804
Lakeland, FL, 5.00%, 10/1/31	100	111,851
Rowland Unified School District, CA, (Election of 2012), 0.00%, 8/1/34	400	181,976
Virginia Resources Authority, (Pooled Financing Program), 4.00%, 11/1/30	50	54,441
Virginia Resources Authority, (Pooled Financing Program), 4.00%, 11/1/31	50	54,154

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Virginia Resources Authority, (Pooled Financing Program), 4.00%, 11/1/32	$50	$53,716
Virginia Resources Authority, (Pooled Financing Program), 4.00%, 11/1/34	50	53,110
Williamson County, TX, 4.00%, 2/15/29	150	163,921
Williamson County, TX, 4.00%, 2/15/30	100	108,331
Williamson County, TX, 4.50%, 2/15/32	125	141,227

		$2,541,349

Hospital — 6.1%
Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 5.00%, 7/1/25	$50	$57,437
Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 5.00%, 7/1/31	50	55,310
New Mexico Hospital Equipment Loan Council, (Presbyterian Healthcare Services), 5.00%, 8/1/25	100	118,547
North Carolina Medical Care Commission, (Rex Healthcare, Inc.), 5.00%, 7/1/32	100	112,715
North Carolina Medical Care Commission, (Rex Healthcare, Inc.), 5.00%, 7/1/33	100	112,324

		$456,333

Insured – General Obligations — 12.6%
Cave Creek Unified School District No. 93, Maricopa County, AZ, (BAM), 4.00%, 7/1/29	$100	$106,089
Grandville, MI, Public Schools, (AGM), 5.00%, 5/1/27	150	172,566
Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/33	150	71,271
Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/34	150	67,661
Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/35	300	128,313
Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 4.00%, 9/1/31	150	156,706
Zeeland Public Schools, MI, (AGM), 5.00%, 5/1/26	100	115,652
Zeeland Public Schools, MI, (AGM), 5.00%, 5/1/28	100	113,838

		$932,096

Insured – Special Tax Revenue — 2.5%
Garden State Preservation Trust, NJ, (AGM), 5.75%, 11/1/28	$150	$182,532

		$182,532

18	See Notes to Financial Statements.

Eaton Vance

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation — 5.2%
New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 6/15/33	$150	$150,726
Riverside County Public Financing Authority, CA, 5.00%, 11/1/27	150	174,958
Riverside County Public Financing Authority, CA, 5.00%, 11/1/28	50	57,900

		$383,584

Senior Living / Life Care — 14.0%
Alexandria Industrial Development Authority, VA, (Goodwin House, Inc.), 5.00%, 10/1/30	$250	$276,730
California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/26	100	113,769
California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/27	100	112,779
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/28	150	163,671
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/31	100	105,944
Orange County Health Facilities Authority, FL, (Presbyterian Retirement Communities), 5.00%, 8/1/35	150	157,627
Westchester County Local Development Corp., NY, (Kendal on Hudson), 5.00%, 1/1/34	100	106,356

		$1,036,876

Special Tax Revenue — 5.7%
Atlanta Development Authority, GA, (New Downtown Atlanta Stadium), 5.00%, 7/1/34	$225	$253,609
Baltimore, MD, Special Tax Obligation, 5.00%, 6/15/29	50	54,825
New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/31	100	116,636

		$425,070

Water and Sewer — 3.2%
Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/29	$50	$57,189
Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/30	50	56,830
Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/31	50	56,515
Tucson, AZ, Water System Revenue, 5.00%, 7/1/32	60	69,059

		$239,593

Total Tax-Exempt Investments — 91.5% (identified cost $6,793,942)		$6,794,031

Short-Term Investments — 10.5%

Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.90%(2)	775,928	$776,006

Total Short-Term Investments (identified cost $776,006)		$776,006

Total Investments — 102.0% (identified cost $7,569,948)		$7,570,037

Other Assets, Less Liabilities — (2.0)%		$(145,248)

Net Assets — 100.0%		$7,424,789

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2017, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	13.7%
California	12.2%
Others, representing less than 10% individually	65.6%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2017, 14.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.4% to 13.3% of total investments.

(1)	When-issued security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2017.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.
BAM	–	Build America Mutual Assurance Co.
PSF	–	Permanent School Fund

19	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2017

Statements of Assets and Liabilities

	January 31, 2017
Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund
Unaffiliated investments, at value (identified cost, $40,764,683 and $6,793,942, respectively)	$40,447,339	$6,794,031
Affiliated investment, at value (identified cost, $9,642,220 and $776,006, respectively)	9,641,498	776,006
Interest receivable	405,918	70,014
Dividends receivable from affiliated investment	6,536	204
Receivable for investments sold	—	188,464
Receivable for Fund shares sold	29,489	—
Receivable from affiliate	18,031	6,455
Total assets	$50,548,811	$7,835,174

Liabilities
Payable for when-issued securities	$3,638,600	$340,170
Payable for Fund shares redeemed	81,708	24,627
Distributions payable	516	—
Payable to affiliates:
Investment adviser and administration fee	12,668	2,020
Distribution and service fees	3,311	449
Accrued expenses	45,358	43,119
Total liabilities	$3,782,161	$410,385
Net Assets	$46,766,650	$7,424,789

Sources of Net Assets
Paid-in capital	$47,084,860	$7,421,655
Accumulated net realized gain	372	1,066
Accumulated undistributed (distributions in excess of) net investment income	(516)	1,979
Net unrealized appreciation (depreciation)	(318,066)	89
Net Assets	$46,766,650	$7,424,789

Class A Shares
Net Assets	$5,031,064	$574,386
Shares Outstanding	497,146	55,970
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.12	$10.26
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.62	$10.77

Class C Shares
Net Assets	$2,665,461	$385,229
Shares Outstanding	263,408	37,509
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.12	$10.27

Class I Shares
Net Assets	$39,070,125	$6,465,174
Shares Outstanding	3,855,894	629,736
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.13	$10.27

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

20	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2017

Statements of Operations

	Year Ended January 31, 2017
Investment Income	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund
Interest	$619,741	$219,483
Interest allocated from/dividends from affiliated investment	20,320	4,456
Expenses allocated from affiliated investment	(177)	(91)
Total investment income	$639,884	$223,848

Expenses
Investment adviser and administration fee	$113,937	$23,774
Distribution and service fees
Class A	7,543	1,348
Class C	9,385	3,619
Trustees’ fees and expenses	2,723	913
Custodian fee	24,192	17,506
Transfer and dividend disbursing agent fees	3,721	1,660
Legal and accounting services	34,428	33,833
Printing and postage	7,565	4,523
Registration fees	55,302	48,526
Miscellaneous	11,640	10,657
Total expenses	$270,436	$146,359
Deduct —
Allocation of expenses to affiliate	$111,178	$111,749
Total expense reductions	$111,178	$111,749

Net expenses	$159,258	$34,610

Net investment income	$480,626	$189,238

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(13,777)	$12,674
Investment transactions in/allocated from affiliated investment	910	225
Net realized gain (loss)	$(12,867)	$12,899
Change in unrealized appreciation (depreciation) —
Investments	$(880,933)	$(319,871)
Investments — affiliated investment	(722)	—
Net change in unrealized appreciation (depreciation)	$(881,655)	$(319,871)

Net realized and unrealized loss	$(894,522)	$(306,972)

Net decrease in net assets from operations	$(413,896)	$(117,734)

21	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2017

Statements of Changes in Net Assets

	Year Ended January 31, 2017
Increase (Decrease) in Net Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund
From operations —
Net investment income	$480,626	$189,238
Net realized gain (loss) from investment transactions	(12,867)	12,899
Net change in unrealized appreciation (depreciation) from investments	(881,655)	(319,871)
Net decrease in net assets from operations	$(413,896)	$(117,734)
Distributions to shareholders —
From net investment income
Class A	$(34,528)	$(12,672)
Class C	(3,234)	(5,775)
Class I	(442,515)	(170,772)
From net realized gain
Class A	—	(798)
Class C	—	(551)
Class I	—	(9,413)
Total distributions to shareholders	$(480,277)	$(199,981)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$5,059,721	$799,712
Class C	2,699,496	324,245
Class I	15,539,046	1,739,943
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	27,896	13,371
Class C	3,234	6,326
Class I	442,143	180,182
Cost of shares redeemed
Class A	(1,812,325)	(549,296)
Class C	(23,736)	(119,005)
Class I	(3,596,039)	(729,209)
Net increase in net assets from Fund share transactions	$18,339,436	$1,666,269

Net increase in net assets	$17,445,263	$1,348,554

Net Assets
At beginning of year	$29,321,387	$6,076,235
At end of year	$46,766,650	$7,424,789

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(516)	$1,979

22	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2017

Statements of Changes in Net Assets — continued

	Period Ended January 31, 2016
Increase (Decrease) in Net Assets	1-to-10 Year Laddered Fund(1)	10-to-20 Year Laddered Fund(1)
From operations —
Net investment income	$104,198	$109,007
Net change in unrealized appreciation (depreciation) from investments	563,589	319,960
Net increase in net assets from operations	$667,787	$428,967
Distributions to shareholders —
From net investment income
Class A	$(3,224)	$(570)
Class C	(18)	(512)
Class I	(100,894)	(107,925)
Total distributions to shareholders	$(104,136)	$(109,007)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$1,901,066	$343,198
Class C	26,700	186,600
Class I	27,569,077	5,120,002
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,574	570
Class C	18	512
Class I	100,894	107,925
Cost of shares redeemed
Class A	(91,337)	(2,532)
Class I	(751,256)	—
Net increase in net assets from Fund share transactions	$28,757,736	$5,756,275

Net increase in net assets	$29,321,387	$6,076,235

Net Assets
At beginning of period	$—	$—
At end of period	$29,321,387	$6,076,235

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of period	$(470)	$1,671

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

23	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2017

Financial Highlights

	1-to-10 Year Laddered Fund — Class A
	Year Ended January 31, 2017	Period Ended January 31, 2016(1)
Net asset value — Beginning of period	$10.340	$10.000

Income (Loss) From Operations
Net investment income	$0.120	$0.070
Net realized and unrealized gain (loss)	(0.220)	0.340

Total income (loss) from operations	$(0.100)	$0.410

Less Distributions
From net investment income	$(0.120)	$(0.070)

Total distributions	$(0.120)	$(0.070)

Net asset value — End of period	$10.120	$10.340

Total Return(2)(3)	(0.99)%	4.12	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,031	$1,838
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.65%	0.65	%(5)
Net investment income	1.14%	0.89	%(5)
Portfolio Turnover	4%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.31% and 1.45% of average daily net assets for the year ended January 31, 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

24	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2017

Financial Highlights — continued

	1-to-10 Year Laddered Fund — Class C
	Year Ended January 31, 2017	Period Ended January 31, 2016(1)
Net asset value — Beginning of period	$10.340	$10.000

Income (Loss) From Operations
Net investment income	$0.041	$0.015
Net realized and unrealized gain (loss)	(0.220)	0.340

Total income (loss) from operations	$(0.179)	$0.355

Less Distributions
From net investment income	$(0.041)	$(0.015)

Total distributions	$(0.041)	$(0.015)

Net asset value — End of period	$10.120	$10.340

Total Return(2)(3)	(1.73)%	3.55	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,665	$27
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.40%	1.40	%(5)
Net investment income	0.34%	0.19	%(5)
Portfolio Turnover	4%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.31% and 1.45% of average daily net assets for the year ended January 31, 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

25	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2017

Financial Highlights — continued

	1-to-10 Year Laddered Fund — Class I
	Year Ended January 31, 2017	Period Ended January 31, 2016(1)
Net asset value — Beginning of period	$10.350	$10.000

Income (Loss) From Operations
Net investment income	$0.146	$0.090
Net realized and unrealized gain (loss)	(0.220)	0.350

Total income (loss) from operations	$(0.074)	$0.440

Less Distributions
From net investment income	$(0.146)	$(0.090)

Total distributions	$(0.146)	$(0.090)

Net asset value — End of period	$10.130	$10.350

Total Return(2)(3)	(0.74)%	4.42	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,070	$27,456
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.40%	0.40	%(5)
Net investment income	1.40%	1.14	%(5)
Portfolio Turnover	4%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.31% and 1.45% of average daily net assets for the year ended January 31, 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

26	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2017

Financial Highlights — continued

	10-to-20 Year Laddered Fund — Class A
	Year Ended January 31, 2017	Period Ended January 31, 2016(1)
Net asset value — Beginning of period	$10.610	$10.000

Income (Loss) From Operations
Net investment income	$0.255	$0.192
Net realized and unrealized gain (loss)	(0.336)	0.610

Total income (loss) from operations	$(0.081)	$0.802

Less Distributions
From net investment income	$(0.254)	$(0.192)
From net realized gain	(0.015)	—

Total distributions	$(0.269)	$(0.192)

Net asset value — End of period	$10.260	$10.610

Total Return(2)(3)	(0.82)%	8.11	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$574	$345
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.65%	0.65	%(5)
Net investment income	2.35%	2.28	%(5)
Portfolio Turnover	16%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 1.50% and 3.35% of average daily net assets for the year ended January 31, 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

27	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2017

Financial Highlights — continued

	10-to-20 Year Laddered Fund — Class C
	Year Ended January 31, 2017	Period Ended January 31, 2016(1)
Net asset value — Beginning of period	$10.620	$10.000

Income (Loss) From Operations
Net investment income	$0.174	$0.134
Net realized and unrealized gain (loss)	(0.335)	0.619

Total income (loss) from operations	$(0.161)	$0.753

Less Distributions
From net investment income	$(0.174)	$(0.133)
From net realized gain	(0.015)	—

Total distributions	$(0.189)	$(0.133)

Net asset value — End of period	$10.270	$10.620

Total Return(2)(3)	(1.56)%	7.58	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$385	$192
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.40%	1.40	%(5)
Net investment income	1.59%	1.59	%(5)
Portfolio Turnover	16%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 1.50% and 3.35% of average daily net assets for the year ended January 31, 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

28	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2017

Financial Highlights — continued

	10-to-20 Year Laddered Fund — Class I
	Year Ended January 31, 2017	Period Ended January 31, 2016(1)
Net asset value — Beginning of period	$10.610	$10.000

Income (Loss) From Operations
Net investment income	$0.281	$0.217
Net realized and unrealized gain (loss)	(0.325)	0.607

Total income (loss) from operations	$(0.044)	$0.824

Less Distributions
From net investment income	$(0.281)	$(0.214)
From net realized gain	(0.015)	—

Total distributions	$(0.296)	$(0.214)

Net asset value — End of period	$10.270	$10.610

Total Return(2)(3)	(0.47)%	8.33	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,465	$5,540
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.40%	0.40	%(5)
Net investment income	2.61%	2.81	%(5)
Portfolio Turnover	16%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 1.50% and 3.35% of average daily net assets for the year ended January 31, 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

29	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of six funds, two of which, each diversified, are included in these financial statements. They include Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund (1-to-10 Year Laddered Fund) and Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund (10-to-20 Year Laddered Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds’ investment objective is to provide current income exempt from regular federal income tax. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Affiliated Fund. The Funds may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Funds’ investment in Cash Reserves Fund reflected the Funds’ proportionate interest in its net assets and the Funds recorded their pro-rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2017, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

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Notes to Financial Statements — continued

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the year ended January 31, 2017 and the period ended January 31, 2016 was as follows:

	Year Ended January 31, 2017
	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Distributions declared from:
Tax-exempt income	$469,110	$184,565
Ordinary income	$11,167	$3,730
Long-term capital gains	$—	$11,686

	Period Ended January 31, 2016
	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Distributions declared from:
Tax-exempt income	$103,092	$108,409
Ordinary income	$1,044	$598

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January 31, 2017

Notes to Financial Statements — continued

During the year ended January 31, 2017, the following amounts were reclassified due to differences between book and tax accounting, primarily for accretion of market discount, investments in partnerships, dividend redesignations and for the 10-to-20 Year Laddered Fund, its use of equalization accounting.

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Change in:
Paid-in capital	$(8,767)	$1,019
Accumulated net realized gain	$9,162	$(1,308)
Accumulated undistributed (distributions in excess of) net investment income	$(395)	$289

Tax equalization accounting allows the Funds to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of January 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Undistributed tax-exempt income	$—	$1,979
Deferred capital losses	$(13,694)	$—
Net unrealized appreciation (depreciation)	$(304,000)	$1,155
Other temporary differences	$(516)	$—

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Asset and Liabilities are primarily due to wash sales, investments in partnerships, the timing of recognizing distributions to shareholders and accretion of market discount.

At January 31, 2017, the 1-to-10 Year Laddered Fund, for federal income tax purposes, had deferred capital losses of $13,694 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2017, $10,034 are short-term and $3,660 are long-term.

The cost and unrealized appreciation (depreciation) of investments of each Fund at January 31, 2017, as determined on a federal income tax basis, were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Aggregate cost	$50,392,837	$7,568,882

Gross unrealized appreciation	$121,159	$118,137
Gross unrealized depreciation	(425,159)	(116,982)

Net unrealized appreciation (depreciation)	$(304,000)	$1,155

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TABS Laddered Municipal Bond Funds

January 31, 2017

Notes to Financial Statements — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to each Fund. The fee is based upon a percentage of average daily net assets as presented in the following table and is payable monthly.

	Annual Asset Rate
Daily Net Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Up to $1 billion	0.32%	0.32%

On average daily net assets of $1 billion or more, the rates are reduced. The Funds invest their cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended January 31, 2017, investment adviser and administration fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Investment Adviser and Administration Fee	$113,937	$23,774
Effective Annual Rate	0.32%	0.32%

EVM has agreed to reimburse each Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.65%, 1.40% and 0.40% of each Fund’s average daily net assets for Class A, Class C and Class I, respectively. These agreements may be changed or terminated after May 31, 2017. Pursuant to these agreements, EVM was allocated $111,178 and $111,749 of operating expenses of the 1-to-10 Year Laddered Fund and the 10-to-20 Year Laddered Fund, respectively, for the year ended January 31, 2017.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A and Class C shares (see Note 4). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended January 31, 2017 were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

EVM’s Sub-Transfer Agent Fees	$308	$309
EVD’s Class A Sales Charges	$2,551	$1,217

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Funds out of the investment adviser and administration fee. Trustees of the Funds who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2017 for Class A shares amounted to the following:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Class A Distribution and Service Fees	$7,543	$1,348

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Notes to Financial Statements — continued

Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. For the year ended January 31, 2017, the Funds paid or accrued to EVD the following distribution fees:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Class C Distribution Fees	$7,039	$2,715

Pursuant to the Class C Plan, the Funds also make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2017 amounted to the following:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Class C Service Fees	$2,346	$904

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2017, the Funds were informed that EVD received no CDSCs paid by Class A and Class C shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended January 31, 2017 were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Purchases	$16,226,081	$2,861,234
Sales	$1,291,186	$1,107,998

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

1-to-10 Year Laddered Fund
	Year Ended January 31, 2017
	Class A	Class C	Class I

Sales	494,557	262,779	1,512,667
Issued to shareholders electing to receive payments of distributions in Fund shares	2,712	316	42,889
Redemptions	(177,995)	(2,326)	(353,106)

Net increase	319,274	260,769	1,202,450

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TABS Laddered Municipal Bond Funds

January 31, 2017

Notes to Financial Statements — continued

	Period Ended January 31, 2016(1)
	Class A	Class C	Class I

Sales	186,590	2,637	2,718,110
Issued to shareholders electing to receive payments of distributions in Fund shares	251	2	9,870
Redemptions	(8,969)	—	(74,536)

Net increase	177,872	2,639	2,653,444

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

10-to-20 Year Laddered Fund
	Year Ended January 31, 2017
	Class A	Class C	Class I

Sales	73,877	29,984	159,927
Issued to shareholders electing to receive payments of distributions in Fund shares	1,263	597	16,964
Redemptions	(51,637)	(11,130)	(69,133)

Net increase	23,503	19,451	107,758

	Period Ended January 31, 2016(1)
	Class A	Class C	Class I

Sales	32,658	18,009	511,455
Issued to shareholders electing to receive payments of distributions in Fund shares	54	49	10,523
Redemptions	(245)	—	—

Net increase	32,467	18,058	521,978

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

At January 31, 2017, EVM owned 50.1% and 72.6% of the value of the outstanding shares of the 1-to-10 Year Laddered Fund and the 10-to-20 Year Laddered Fund, respectively.

8  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the year ended January 31, 2017.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

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Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2017, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

1-to-10 Year Laddered Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$40,447,339	$—	$40,447,339
Short-Term Investments	—	9,641,498	—	9,641,498

Total Investments	$—	$50,088,837	$—	$50,088,837

10-to-20 Year Laddered Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$6,794,031	$—	$6,794,031
Short-Term Investments	—	776,006	—	776,006

Total Investments	$—	$7,570,037	$—	$7,570,037

The Funds held no investments or other financial instruments as of January 31, 2016 whose fair value was determined using Level 3 inputs. At January 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

36

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund and Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund and Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust II), including the portfolios of investments, as of January 31, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended January 31, 2017 and for the period from the start of business, May 4, 2015 to January 31, 2016. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund and Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund as of January 31, 2017, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year ended January 31, 2017 and for the period from the start of business, May 4, 2015 to January 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 21, 2017

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Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2017, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

TABS 1-to-10 Year Laddered Municipal Bond Fund	97.67%
TABS 10-to-20 Year Laddered Municipal Bond Fund	98.03%

Capital Gains Dividends.  The TABS 10-to-20 Year Laddered Municipal Bond Fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2017, $12,705 or, if subsequently determined to be different, the net capital gain of such year.

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Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. EVMI is an indirect, wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm)
(1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

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Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm)
(2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly,
Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products)
(2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research
(1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

40

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and
Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

41

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management,
Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at
1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

42

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This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

21124    1.31.17

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

Annual Report

January 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2017

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 41

Federal Tax Information	18

Management and Organization	42

Important Notices	45

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the period opened on February 1, 2016, U.S. Treasurys, along with municipal bonds, were several months into a rally that would continue through the first half of the period. Falling government interest rates around the world, driven by actions such as quantitative easing in Japan and the European Union, put many sovereign rates into negative territory and made U.S. Treasurys and municipal bonds look attractive by comparison.

Great Britain’s June 2016 vote to leave the European Union, ongoing Federal Reserve Board (the Fed) caution, and mixed U.S. economic reports continued to fuel the municipal rally in the summer of 2016. Even the Commonwealth of Puerto Rico’s July 1, 2016 default on over $1 billion in municipal bond and debt service payments — its second default in 2016 and its largest to date — failed to put a dent in the municipal rally, as the market had expected the defaults for some time.

In early fall, however, remarks by the European Central Bank, the Bank of Japan and the Fed seemed to indicate that rates might begin to rise sooner than markets had anticipated. As a result, municipal rates crept upward in September and October of 2016. In November, Donald Trump’s surprise win in the U.S. presidential election precipitated one of the largest municipal market declines in at least two decades. Rates rose and prices fell as markets anticipated that decreasing regulation and lower tax rates under a Trump administration could lead to higher economic growth and inflation.

In December, the Fed announced its only rate hike of 2016, a move that was widely anticipated by investors. Despite the hike, municipal bonds rallied modestly in December, making back some of the losses they had suffered the previous month. During January 2017, municipal bonds continued to stabilize. Interest rates were nearly unchanged in the final month of the period, as markets awaited the presidential inauguration to see what changes the new administration would actually bring. In general, municipal market returns were virtually flat for the one-year period, with coupon yields and price appreciation earlier in the fiscal year balanced by price declines from September through November 2016.

For the one-year period as a whole, the yield curve for municipal AAA-rated7 issues experienced a “bear flattening.” Rates rose throughout the curve, but the greatest increases occurred in the middle of the curve, causing the curve to flatten. Across the yield curve, municipal bonds, which had outperformed U.S. Treasurys from the beginning of the period until the election, underperformed U.S. Treasurys for the period as a whole.

Fund Performance

For the fiscal year ended January 31, 2017, Class A shares of the Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund returned -1.21% at net asset value (NAV), compared with a -0.87% return for the Fund’s primary benchmark, the Bloomberg Barclays 10 Year Municipal Bond Index (the Index),2 during the same period. The Index is unmanaged and its returns do not reflect the effect of any applicable sales charges, commissions, or expenses.

The Fund provides rules-based, approximately equal-weighted exposure in each year across the 5-to-15 year maturity portion of the yield curve, with the objective of seeking current income exempt from regular federal income tax.

During the fiscal year ended January 31, 2017, duration,8 or interest rate sensitivity, detracted from performance of the Fund versus the Index. The Fund had a higher duration than the Index during a period when interest rates rose and prices, which move in the opposite direction of interest rates, declined.

In contrast, security selection contributed to Fund performance relative to the Index. Most notably, the AA-rated bonds held by the Fund outperformed the AA-rated bonds represented in the Index. Credit quality contributed to performance versus the Index as well. Management sought to diversify the credit quality of each maturity bucket or rung of the ladder, and consequently the Fund as a whole, by striking a balance between income and liquidity. Management sought to achieve this balance by positioning bonds from each rating category within the investment grade spectrum, from BBB to AAA. During the period when lower-rated securities outperformed higher-rated issues, the Fund was overweight versus the Index in stronger-performing A- and BBB-rated bonds and underweight versus the Index in weaker-performing AA- and AAA-rated securities.

Yield curve positioning was also a contributor to Fund performance versus the Index. While the Fund was approximately equally weighted across the yield curve from 5 through 15 years, the Index was entirely positioned in the 8-11 year area of the curve. As the 6-10 year part of the curve delivered weaker performance than both shorter and longer maturities, the Fund’s out-of-Index holdings in the 6-7 year part of the curve detracted from performance versus the Index; however, the Fund’s out-of-Index holdings in the 5 year and the 12-15 year parts of the curve aided relative performance and, as a whole, yield curve positioning helped performance versus the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2017

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	02/01/2010	02/01/2010	–1.21%	4.24%	6.52%
Class A with 4.75% Maximum Sales Charge	—	—	–5.91	3.24	5.78
Class C at NAV	02/01/2010	02/01/2010	–1.96	3.47	5.72
Class C with 1% Maximum Sales Charge	—	—	–2.94	3.47	5.72
Class I at NAV	02/01/2010	02/01/2010	–0.97	4.51	6.77
Bloomberg Barclays 10 Year Municipal Bond Index	—	—	–0.87%	2.90%	4.50%
Bloomberg Barclays 15 Year Municipal Bond Index	—	—	–0.67	3.52	5.02

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.84%	1.59%	0.59%
Net			0.65	1.40	0.40

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			1.68%	0.93%	1.94%
SEC 30-day Yield – Subsidized			1.91	1.26	2.26
SEC 30-day Yield – Unsubsidized			1.73	1.07	2.06

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	02/01/2010	$14,769	N.A.
Class I	$250,000	02/01/2010	$395,809	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2017

Fund Profile6

Credit Quality (% of total investments)7

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays 10 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 8-12 years. Bloomberg Barclays 15 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 12-17 years. Prior to August 24, 2016, Bloomberg Barclays 10 Year Municipal Bond Index and Bloomberg Barclays 15 Year Municipal Bond Index were named Barclays 10 Year Municipal Bond Index and Barclays 15 Year Municipal Bond Index, respectively. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charges reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

Effective April 15, 2015, the Fund changed its investment objective and investment strategy. Performance prior to April 15, 2015 reflects the Fund’s performance under its former investment objective and policies.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 5/31/17. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year- end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

[6]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[8]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2016 – January 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/16)	Ending Account Value (1/31/17)	Expenses Paid During Period* (8/1/16 – 1/31/17)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$953.70	$3.19	**	0.65%
Class C	$1,000.00	$950.00	$6.86	**	1.40%
Class I	$1,000.00	$954.90	$1.97	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.90	$3.30	**	0.65%
Class C	$1,000.00	$1,018.10	$7.10	**	1.40%
Class I	$1,000.00	$1,023.10	$2.03	**	0.40%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2016. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2017

Statement of Assets and Liabilities

Assets	January 31, 2017
Investment in 5-to-15 Year Laddered Municipal Bond Portfolio, at value (identified cost, $489,062,430)	$480,042,829
Receivable for Fund shares sold	4,727,288
Receivable from affiliate	58,399
Total assets	$484,828,516

Liabilities
Payable for Fund shares redeemed	$2,254,788
Distributions payable	110,521
Payable to affiliates:
Distribution and service fees	76,257
Accrued expenses	80,036
Total liabilities	$2,521,602
Net Assets	$482,306,914

Sources of Net Assets
Paid-in capital	$497,329,646
Accumulated net realized loss	(6,006,805)
Accumulated undistributed net investment income	3,674
Net unrealized depreciation from Portfolio	(9,019,601)
Total	$482,306,914

Class A Shares
Net Assets	$144,983,551
Shares Outstanding	12,184,700
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.90
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$12.49

Class C Shares
Net Assets	$53,320,587
Shares Outstanding	4,482,959
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.89

Class I Shares
Net Assets	$284,002,776
Shares Outstanding	23,889,609
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.89

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2017

Statement of Operations

Investment Income	Year Ended January 31, 2017
Interest	$697,948
Interest allocated from Portfolio	7,748,157
Expenses allocated from Portfolio	(1,316,244)
Total investment income	$7,129,861

Expenses
Investment adviser and administration fee	$100,346
Distribution and service fees
Class A	313,726
Class C	451,335
Trustees’ fees and expenses	500
Custodian fee	38,296
Transfer and dividend disbursing agent fees	174,616
Legal and accounting services	29,882
Printing and postage	34,848
Registration fees	143,750
Miscellaneous	17,301
Total expenses	$1,304,600
Deduct —
Allocation of expenses to affiliate	$216,587
Total expense reductions	$216,587

Net expenses	$1,088,013

Net investment income	$6,041,848

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(363,178)
Net realized gain (loss) allocated from Portfolio —
Investment transactions	(5,644,796)
Net realized loss	$(6,007,974)
Change in unrealized appreciation (depreciation) —
Investments	$(561,144)
Change in unrealized appreciation (depreciation) allocated from Portfolio —
Investments	(13,609,115)
Net change in unrealized appreciation (depreciation)	$(14,170,259)

Net realized and unrealized loss	$(20,178,233)

Net decrease in net assets from operations	$(14,136,385)

8	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2017

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$6,041,848	$1,390,139
Net realized gain (loss) from investment transactions	(6,007,974)	242,678
Net change in unrealized appreciation (depreciation) from investments	(14,170,259)	3,039,964
Net increase (decrease) in net assets from operations	$(14,136,385)	$4,672,781
Distributions to shareholders —
From net investment income
Class A	$(1,779,787)	$(329,422)
Class C	(298,853)	(66,229)
Class I	(3,961,804)	(991,001)
Total distributions to shareholders	$(6,040,444)	$(1,386,652)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$157,170,043	$47,284,535
Class C	48,021,203	16,087,672
Class I	350,732,286	110,427,907
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,677,831	291,754
Class C	226,624	51,405
Class I	3,269,229	555,234
Cost of shares redeemed
Class A	(59,449,705)	(4,689,559)
Class C	(11,393,519)	(278,363)
Class I	(152,930,282)	(33,511,271)
Net increase in net assets from Fund share transactions	$337,323,710	$136,219,314
Other capital —
Portfolio transaction fee contributed to Portfolio	$(642,954)	$—
Portfolio transaction fee allocated from Portfolio	655,213	—
Net increase in net assets from other capital	$12,259	$—

Net increase in net assets	$317,159,140	$139,505,443

Net Assets
At beginning of year	$165,147,774	$25,642,331
At end of year	$482,306,914	$165,147,774

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$3,674	$(593)

9	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2017

Financial Highlights

	Class A
	Year Ended January 31,
	2017		2016		2015		2014		2013
Net asset value — Beginning of year	$12.220		$12.080		$10.800		$11.560		$11.710

Income (Loss) From Operations
Net investment income	$0.175		$0.240		$0.293		$0.235		$0.182
Net realized and unrealized gain (loss)	(0.320)		0.140		1.280		(0.407)		0.582

Total income (loss) from operations	$(0.145)		$0.380		$1.573		$(0.172)		$0.764

Less Distributions
From net investment income	$(0.175)		$(0.240)		$(0.293)		$(0.235)		$(0.182)
From net realized gain	—		—		—		(0.353)		(0.732)

Total distributions	$(0.175)		$(0.240)		$(0.293)		$(0.588)		$(0.914)

Net asset value — End of year	$11.900		$12.220		$12.080		$10.800		$11.560

Total Return(1)(2)	(1.21)%		3.23%		14.75%		(1.25)%		6.55%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$144,984		$51,806		$7,909		$5,362		$14,340
Ratios (as a percentage of average daily net assets):(3)
Expenses(2)	0.65%		0.67	%(4)	0.92	%(4)	0.96	%(5)	0.96	%(5)
Net investment income	1.41%		1.93%		2.59%		1.89%		1.53%
Portfolio Turnover of the Portfolio(6)	30	%(7)	—		—		—		—
Portfolio Turnover of the Fund	6	%(7)(8)	41%		122%		280%		211%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.07%, 0.18%, 0.56%, 0.49% and 0.35% of average daily net assets for the years ended January 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Expenses after custodian fee reduction were 0.95% and 0.95% for the years ended January 31, 2014 and 2013, respectively.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from February 1, 2016 through March 27, 2016 when the Fund was making investments directly in securities.

10	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2017

Financial Highlights — continued

	Class C
	Year Ended January 31,
	2017		2016		2015		2014		2013
Net asset value — Beginning of year	$12.210		$12.070		$10.790		$11.550		$11.710

Income (Loss) From Operations
Net investment income	$0.082		$0.152		$0.208		$0.152		$0.093
Net realized and unrealized gain (loss)	(0.320)		0.138		1.280		(0.406)		0.573

Total income (loss) from operations	$(0.238)		$0.290		$1.488		$(0.254)		$0.666

Less Distributions
From net investment income	$(0.082)		$(0.150)		$(0.208)		$(0.153)		$(0.094)
From net realized gain	—		—		—		(0.353)		(0.732)

Total distributions	$(0.082)		$(0.150)		$(0.208)		$(0.506)		$(0.826)

Net asset value — End of year	$11.890		$12.210		$12.070		$10.790		$11.550

Total Return(1)(2)	(1.96)%		2.45%		13.92%		(1.99)%		5.76%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$53,321		$18,594		$2,390		$2,132		$4,764
Ratios (as a percentage of average daily net assets):(3)
Expenses(2)	1.40%		1.42	%(4)	1.67	%(4)	1.71	%(5)	1.71	%(5)
Net investment income	0.66%		1.17%		1.85%		1.22%		0.66%
Portfolio Turnover of the Portfolio(6)	30	%(7)	—		—		—		—
Portfolio Turnover of the Fund	6	%(7)(8)	41%		122%		280%		211%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.07%, 0.18%, 0.56%, 0.49% and 0.36% of average daily net assets for the years ended January 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Expenses after custodian fee reduction were 1.70% and 1.70% for the years ended January 31, 2014 and 2013, respectively.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from February 1, 2016 through March 27, 2016 when the Fund was making investments directly in securities.

11	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2017

Financial Highlights — continued

	Class I
	Year Ended January 31,
	2017		2016		2015		2014		2013
Net asset value — Beginning of year	$12.210		$12.070		$10.790		$11.550		$11.710

Income (Loss) From Operations
Net investment income	$0.206		$0.270		$0.322		$0.262		$0.212
Net realized and unrealized gain (loss)	(0.320)		0.140		1.280		(0.407)		0.572

Total income (loss) from operations	$(0.114)		$0.410		$1.602		$(0.145)		$0.784

Less Distributions
From net investment income	$(0.206)		$(0.270)		$(0.322)		$(0.262)		$(0.212)
From net realized gain	—		—		—		(0.353)		(0.732)

Total distributions	$(0.206)		$(0.270)		$(0.322)		$(0.615)		$(0.944)

Net asset value — End of year	$11.890		$12.210		$12.070		$10.790		$11.550

Total Return(1)(2)	(0.97)%		3.49%		15.05%		(1.02)%		6.82%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$284,003		$94,748		$15,344		$9,690		$10,347
Ratios (as a percentage of average daily net assets):(3)
Expenses(2)	0.40%		0.42	%(4)	0.67	%(4)	0.71	%(5)	0.71	%(5)
Net investment income	1.66%		2.21%		2.83%		2.41%		1.83%
Portfolio Turnover of the Portfolio(6)	30	%(7)	—		—		—		—
Portfolio Turnover of the Fund	6	%(7)(8)	41%		122%		280%		211%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.07%, 0.18%, 0.56%, 0.49% and 0.34% of average daily net assets for the years ended January 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Expenses after custodian fee reduction were 0.70% and 0.70% for the years ended January 31, 2014 and 2013, respectively.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from February 1, 2016 through March 27, 2016 when the Fund was making investments directly in securities.

12	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. Effective March 28, 2016, the Fund began investing all of its investable assets in interests in 5-to-15 Year Laddered Municipal Bond Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (95.6% at January 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946. Prior to March 28, 2016, the Fund invested directly in securities. The accounting policies followed by the Fund were consistent with the Portfolio’s accounting policies.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund. Interest income on direct investments prior to March 28, 2016 was recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of January 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Prior to March 28, 2016, realized gains and losses on investments sold were determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

13

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2017

Notes to Financial Statements — continued

Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2017 and January 31, 2016 was as follows:

	Year Ended January 31,
	2017	2016

Distributions declared from:
Tax-exempt income	$6,040,444	$1,386,652

During the year ended January 31, 2017, accumulated net realized loss was increased by $6,142, accumulated undistributed net investment income was increased by $2,863 and paid-in capital was increased by $3,279 due to differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of January 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$114,195
Deferred capital losses	$(5,888,433)
Net unrealized depreciation	$(9,137,973)
Other temporary differences	$(110,521)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolio and the timing of recognizing distributions to shareholders.

At January 31, 2017, the Fund, for federal income tax purposes, had deferred capital losses of $5,888,433 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2017, $5,888,433 are short-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.32% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee (“Direct Assets”) up to $1 billion and is payable monthly. On Direct Assets of $1 billion and over, the annual fee is reduced. For the period from March 28, 2016 through January 31, 2017, the Fund incurred no investment adviser fee on Direct Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

Prior to the Fund’s investment in the Portfolio on March 28, 2016, the investment adviser and administration fee was earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee was computed at an annual rate of 0.32% of the Fund’s average daily net assets up to $1 billion, and was payable monthly. On net assets of $1 billion and over, the annual fee was reduced. For the period from February 1, 2016 through March 28, 2016, the Fund’s investment adviser and administration fee amounted to $100,346 or 0.32% (annualized) of the Fund’s average daily net assets.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.65%, 1.40% and 0.40% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after May 31, 2017. Pursuant to this agreement, EVM was allocated $216,587 of the Fund’s operating expenses for the year ended January 31, 2017.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2017, EVM earned $2,122 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter,

14

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2017

Notes to Financial Statements — continued

received $121,920 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2017. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2017 amounted to $313,726 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended January 31, 2017, the Fund paid or accrued to EVD $338,738 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2017 amounted to $112,597 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2017, the Fund was informed that EVD received approximately $4,000 and $7,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $70,756,772 and $10,616,505, respectively, for the period from February 1, 2016 through March 27, 2016 when the Fund was making investments directly in securities.

7  Investment Transactions

As of the opening of business on March 28, 2016, the Fund transferred all of its investable assets, with a value of $233,676,903, including unrealized appreciation of $4,589,514, to the Portfolio in exchange for an interest in the Portfolio. Additional increases and decreases in the Fund’s investment in the Portfolio aggregated $342,823,101 and $83,647,436, respectively, for the period from March 28, 2016 to January 31, 2017. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1H of the Portfolio’s Notes to Financial Statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as other capital on the Statements of Changes in Net Assets.

15

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2017

Notes to Financial Statements — continued

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2017	2016

Sales	12,740,940	3,956,094
Issued to shareholders electing to receive payments of distributions in Fund shares	137,317	24,501
Redemptions	(4,933,018)	(396,079)

Net increase	7,945,239	3,584,516

	Year Ended January 31,
Class C	2017	2016

Sales	3,895,068	1,343,893
Issued to shareholders electing to receive payments of distributions in Fund shares	18,614	4,331
Redemptions	(953,318)	(23,618)

Net increase	2,960,364	1,324,606

	Year Ended January 31,
Class I	2017	2016

Sales	28,596,918	9,264,169
Issued to shareholders electing to receive payments of distributions in Fund shares	267,417	46,646
Redemptions	(12,733,028)	(2,823,714)

Net increase	16,131,307	6,487,101

16

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust II), as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 21, 2017

17

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2017, the Fund designates 100.00% of distributions from net investment income as an exempt-interest dividend.

18

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Portfolio of Investments

Tax-Exempt Investments — 95.5%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.1%
New York Environmental Facilities Corp., (New York City Municipal Water Finance Authority), 5.00%, 6/15/28	$300	$364,623
New York Environmental Facilities Corp., Revolving Fund Revenue, 5.00%, 6/15/29	50	54,215

		$418,838

Education — 6.2%
Alabama Public School and College Authority, 5.00%, 5/1/23	$500	$589,540
Alabama Public School and College Authority, 5.00%, 5/1/24	500	596,540
Brier Creek School Building Corp., IN, 5.00%, 7/15/27	1,000	1,170,410
Brier Creek School Building Corp., IN, 5.00%, 7/15/28	1,000	1,159,250
Brownsburg 1999 School Building Corp., IN, 4.00%, 8/5/26	350	385,248
Brownsburg 1999 School Building Corp., IN, 5.00%, 2/5/24	500	584,495
Brownsburg 1999 School Building Corp., IN, 5.00%, 2/5/25	200	235,640
Brownsburg 1999 School Building Corp., IN, 5.00%, 2/5/26	565	668,485
Concord Community Schools Building Corp., IN, 3.00%, 7/15/21	100	105,088
Concord Community Schools Building Corp., IN, 3.00%, 7/15/25	100	102,110
Concord Community Schools Building Corp., IN, 4.00%, 1/15/22	500	547,065
Concord Community Schools Building Corp., IN, 5.00%, 7/15/21	535	607,830
Concord Community Schools Building Corp., IN, 5.00%, 7/15/22	500	575,065
Concord Community Schools Building Corp., IN, 5.00%, 1/15/26	910	1,072,062
Florida Higher Educational Facilities Financing Authority, (Nova Southeastern University), 5.00%, 4/1/28	400	449,940
Florida Higher Educational Facilities Financing Authority, (Nova Southeastern University), 5.00%, 4/1/29	1,000	1,113,200
Florida Higher Educational Facilities Financing Authority, (Nova Southeastern University), 5.00%, 4/1/30	750	829,170
Florida Higher Educational Facilities Financing Authority, (Nova Southeastern University), 5.00%, 4/1/31	250	275,058
Harris County Cultural Education Facilities Finance Corp., TX, (Baylor College of Medicine), 5.00%, 11/15/21	1,000	1,138,040
Harris County Cultural Education Facilities Finance Corp., TX, (Baylor College of Medicine), 5.00%, 11/15/22	650	749,359

Security	Principal Amount (000’s omitted)	Value

Education (continued)
Kokomo-Center Schools Building Corp., IN, 5.00%, 1/15/23	$430	$491,821
Kokomo-Center Schools Building Corp., IN, 5.00%, 7/15/23	235	270,431
Kokomo-Center Schools Building Corp., IN, 5.00%, 1/15/24	450	518,188
Kokomo-Center Schools Building Corp., IN, 5.00%, 7/15/24	385	445,734
Kokomo-Center Schools Building Corp., IN, 5.00%, 7/15/25	540	627,404
Kokomo-Center Schools Building Corp., IN, 5.00%, 1/15/26	555	646,248
Kokomo-Center Schools Building Corp., IN, 5.00%, 7/15/26	680	795,702
Lawrence Township School Building Corp., IN, 4.00%, 1/15/28	690	748,664
Louisiana Public Facilities Authority, (Tulane University), 5.00%, 12/15/27	1,105	1,281,590
Lycoming County Authority, PA, (Pennsylvania College of Technology), 5.00%, 10/1/21	250	282,295
Lycoming County Authority, PA, (Pennsylvania College of Technology), 5.00%, 10/1/22	630	722,213
Lycoming County Authority, PA, (Pennsylvania College of Technology), 5.00%, 10/1/23	300	346,380
Lycoming County Authority, PA, (Pennsylvania College of Technology), 5.00%, 10/1/24	250	290,368
Massachusetts Development Finance Agency, (Boston University), 5.00%, 10/1/28	500	601,355
Metropolitan State University of Denver, CO, (Aerospace and Engineering Sciences Building), 4.00%, 12/1/28	715	776,747
Metropolitan State University of Denver, CO, (Aerospace and Engineering Sciences Building), 4.00%, 12/1/29	500	535,920
Metropolitan State University of Denver, CO, (Aerospace and Engineering Sciences Building), 4.00%, 12/1/30	300	318,330
Metropolitan State University of Denver, CO, (Aerospace and Engineering Sciences Building), 4.00%, 12/1/31	300	315,498
Metropolitan State University of Denver, CO, (Aerospace and Engineering Sciences Building), 5.00%, 12/1/27	625	740,781
New Hope Cultural Education Facilities Finance Corp., TX, (Texas A&M University - Cain Hall Redevelopment), 5.00%, 4/1/22	175	200,555
New Hope Cultural Education Facilities Finance Corp., TX, (Texas A&M University - Cain Hall Redevelopment), 5.00%, 4/1/24	220	258,003
North Carolina Capital Facilities Finance Agency, (Davidson College), 5.00%, 3/1/29	200	226,518
Oregon Facilities Authority, (Linfield College), 5.00%, 10/1/23	100	112,659

19	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Education (continued)
Oregon Facilities Authority, (Linfield College), 5.00%, 10/1/26	$150	$169,199
Oregon Facilities Authority, (Linfield College), 5.00%, 10/1/27	425	476,926
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/23	120	140,599
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/24	100	118,796
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/31	375	432,514
S. M. Educational Building Corp., MS, 5.00%, 9/1/25	250	296,377
Saginaw Valley State University, MI, 5.00%, 7/1/26	750	875,265
Saginaw Valley State University, MI, 5.00%, 7/1/27	750	869,917
Saginaw Valley State University, MI, 5.00%, 7/1/28	1,000	1,151,040
SCAGO Educational Facilities Corp. for Pickens School District, SC, 5.00%, 12/1/29	700	795,606
Tarrant County Cultural Education Facilities Finance Corp., TX, (Hendrick Medical Center), 5.00%, 9/1/22	520	593,159
Tarrant County Cultural Education Facilities Finance Corp., TX, (Hendrick Medical Center), 5.00%, 9/1/23	250	288,098
Western Michigan University, 5.00%, 11/15/24	500	588,830

		$31,303,325

Electric Utilities — 3.1%
Brownsville, TX, Utilities System Revenue, 5.00%, 9/1/29	$1,000	$1,129,330
Energy Northwest, WA, Wind Project Revenue, 5.00%, 7/1/25	500	584,425
Energy Northwest, WA, Wind Project Revenue, 5.00%, 7/1/26	1,000	1,158,660
Fayetteville Public Works Commission, NC, 5.00%, 3/1/25	1,000	1,204,280
Garland, TX, Electric Utility System Revenue, 5.00%, 3/1/32	250	281,443
Lower Colorado River Authority, TX, (LCRA Transmission Services Corp.), 5.00%, 5/15/24	100	117,310
Marquette Board of Light and Power, MI, 5.00%, 7/1/22	230	263,474
Marquette Board of Light and Power, MI, 5.00%, 7/1/23	450	519,196
Marquette Board of Light and Power, MI, 5.00%, 7/1/24	475	552,833
Marquette Board of Light and Power, MI, 5.00%, 7/1/25	345	403,819
Marquette Board of Light and Power, MI, 5.00%, 7/1/26	775	911,764
Marquette Board of Light and Power, MI, 5.00%, 7/1/27	735	855,466
Minnesota Municipal Power Agency, 5.00%, 10/1/23	230	268,520
North Carolina Municipal Power Agency No. 1, (Catawba), 5.00%, 1/1/29	500	590,035
North Carolina Municipal Power Agency No. 1, (Catawba), 5.00%, 1/1/30	1,000	1,167,450

Security	Principal Amount (000’s omitted)	Value

Electric Utilities (continued)
Public Power Generation Agency, NE, (Whelan Energy Center Unit 2), 5.00%, 1/1/22	$500	$563,650
Public Power Generation Agency, NE, (Whelan Energy Center Unit 2), 5.00%, 1/1/23	500	569,820
Public Power Generation Agency, NE, (Whelan Energy Center Unit 2), 5.00%, 1/1/25	500	579,150
Redding Joint Powers Financing Authority, CA, Electric System Revenue, 4.00%, 6/1/23	125	137,070
Redding Joint Powers Financing Authority, CA, Electric System Revenue, 5.00%, 6/1/24	300	349,833
Redding Joint Powers Financing Authority, CA, Electric System Revenue, 5.00%, 6/1/26	250	294,198
South Carolina Public Service Authority, 5.00%, 12/1/26	1,000	1,186,400
Springfield Electric System Revenue, IL, 5.00%, 3/1/22	500	567,585
Springfield Electric System Revenue, IL, 5.00%, 3/1/27	250	286,750
Springfield Electric System Revenue, IL, 5.00%, 3/1/28	250	284,688
Springfield Electric System Revenue, IL, 5.00%, 3/1/29	250	282,398
Walnut Energy Center Authority, CA, 5.00%, 1/1/33	250	285,880

		$15,395,427

Escrowed / Prerefunded — 0.1%
Wisconsin Health and Educational Facilities Authority, (Ministry Health Care), Prerefunded to 8/15/22, 5.00%, 8/15/32	$500	$582,995

		$582,995

General Obligations — 31.4%
Adams 12 Five Star Schools, CO, 5.00%, 12/15/32	$2,500	$2,933,750
Addison, TX, 5.00%, 2/15/26	270	311,294
Agua Fria Union High School District No. 216, AZ, 3.00%, 7/1/27	330	329,855
Agua Fria Union High School District No. 216, AZ, 4.00%, 7/1/28	450	487,827
Agua Fria Union High School District No. 216, AZ, 4.00%, 7/1/29	275	295,776
Anchorage, AK, 5.00%, 9/1/23	750	879,705
Anchorage, AK, 5.00%, 9/1/24	750	889,965
Anchorage, AK, 5.00%, 9/1/25	750	896,145
Anchorage, AK, 5.00%, 9/1/27	780	920,751
Arkansas, 4.00%, 6/1/28	500	548,375
Avon, OH, 4.00%, 12/1/31	590	629,323
Bayfield School District No. 10 JT-R, CO, 5.00%, 12/1/32	1,250	1,452,225
Belding Area Schools, MI, 5.00%, 5/1/28	250	290,338
Belding Area Schools, MI, 5.00%, 5/1/30	250	286,278
Birmingham Public Schools, MI, 4.00%, 11/1/22	300	335,367

20	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Birmingham Public Schools, MI, 4.00%, 11/1/23	$1,325	$1,488,969
Brookline, MA, 4.00%, 3/1/30	335	368,312
Brookline, MA, 4.00%, 3/1/31	250	273,070
Burlington, VT, 5.00%, 11/1/22	450	514,202
Burlington, VT, 5.00%, 11/1/23	450	518,900
Burlington, VT, 5.00%, 11/1/24	400	464,988
Burlington, VT, 5.00%, 11/1/25	400	466,388
Burlington, VT, 5.00%, 11/1/26	250	293,563
Burlington, VT, 5.00%, 11/1/27	225	264,067
Burlington, VT, 5.00%, 11/1/28	370	431,168
California, 4.00%, 9/1/26	750	841,702
California, 4.00%, 9/1/27	740	818,980
California, 4.00%, 9/1/28	750	819,232
California, 4.00%, 9/1/31	1,000	1,057,090
California, 5.25%, 9/1/23	500	579,855
Central Dauphin School District, PA, 5.00%, 2/1/29	500	589,595
Clark County School District, NV, 5.00%, 6/15/22	500	577,290
Clark County School District, NV, 5.00%, 6/15/23	500	584,460
Clark County School District, NV, 5.00%, 6/15/24	500	589,735
Clark County School District, NV, 5.00%, 6/15/25	500	594,305
Clark County School District, NV, 5.00%, 6/15/29	250	291,075
Clark County School District, NV, Series C, 4.00%, 6/15/31	1,000	1,047,940
Clark County School District, NV, Series D, 4.00%, 6/15/31	750	785,955
Cook County School District No. 25, (Arlington Heights), IL, 5.00%, 12/15/29(1)	1,000	1,162,910
Cook County School District No. 25, (Arlington Heights), IL, 5.00%, 12/15/30(1)	2,000	2,314,540
Cook County School District No. 25, (Arlington Heights), IL, 5.00%, 12/15/31(1)	1,000	1,151,660
Cook County School District No. 25, (Arlington Heights), IL, 5.00%, 12/15/32(1)	630	720,972
Crowley Independent School District, TX, (PSF Guaranteed), 4.00%, 8/1/28	100	109,061
Cuyahoga Community College District, OH, 4.00%, 2/1/27	1,000	1,084,510
Cuyahoga Community College District, OH, 4.00%, 2/1/28	750	805,447
Dare County, NC, Limited Obligation Bonds, 4.00%, 6/1/31	125	131,053
Deer Valley Unified School District No. 97, AZ, 5.00%, 7/1/23	250	294,380
Delaware County, OH, 1.50%, 12/1/21	130	128,189
Delaware County, OH, 1.50%, 12/1/22	110	107,104
Delaware County, OH, 4.00%, 12/1/27	150	165,912

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Delaware County, OH, 4.00%, 12/1/28	$255	$277,644
Delaware County, OH, 4.00%, 12/1/29	175	188,697
Dowagiac Union School District, MI, 4.00%, 5/1/22	325	356,730
Dowagiac Union School District, MI, 4.00%, 5/1/23	350	385,886
Dowagiac Union School District, MI, 4.00%, 5/1/24	250	275,478
Dowagiac Union School District, MI, 4.00%, 5/1/25	630	692,168
Dowagiac Union School District, MI, 4.00%, 5/1/26	350	383,219
DuPage County Community Unit School District No. 200, IL, 4.00%, 11/1/21	2,000	2,182,840
DuPage County Community Unit School District No. 200, IL, 4.00%, 11/1/22	1,500	1,652,985
Eaton Community City School District, OH, 4.00%, 12/1/29	300	315,546
Edgewood City School District, OH, 5.25%, 12/1/33	500	574,690
Edinburg Consolidated Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/31	1,075	1,253,353
Edinburg, TX, 5.00%, 3/1/22	1,215	1,388,259
Edinburg, TX, 5.00%, 3/1/23	1,235	1,428,500
Edinburg, TX, 5.00%, 3/1/24	815	951,887
Edinburg, TX, 5.00%, 3/1/25	310	363,518
Elgin, IL, 3.00%, 12/15/22	1,410	1,472,223
Elgin, IL, 3.00%, 12/15/23	1,645	1,705,651
Elgin, IL, 3.00%, 12/15/24	1,770	1,824,463
Ennis Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/22	500	584,250
Flower Mound, TX, 4.00%, 3/1/27	1,000	1,100,710
Gladstone School District No. 115, Clackamas County, OR, 0.00%, 6/15/27	1,500	1,146,315
Glen Rock Board of Education, NJ, 5.00%, 9/1/30	500	589,430
Glen Rock Board of Education, NJ, 5.00%, 9/1/31	750	876,922
Granville Exempted Village School District, OH, 5.00%, 12/1/26	500	597,885
Harlandale Independent School District, TX, 5.00%, 8/1/29(1)	845	983,174
Healdsburg Unified School District, CA, (Election of 2012), 0.00%, 8/1/26	100	73,162
Homewood, AL, 5.00%, 9/1/26	1,810	2,176,344
Homewood, AL, 5.00%, 9/1/28	2,000	2,374,920
Homewood, AL, 5.00%, 9/1/29	2,000	2,360,160
Huber Heights City School District, OH, 5.00%, 12/1/26	840	995,677
Illinois, 5.00%, 2/1/23	500	525,320
Illinois, 5.00%, 3/1/24	200	207,096
Illinois, 5.00%, 2/1/26	950	981,369
Illinois, 5.50%, 7/1/26	200	211,318
Johnson County Unified School District No. 233, KS, 5.00%, 9/1/22	1,600	1,867,072

21	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Jourdanton Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/22	$155	$171,938
Jourdanton Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/23	340	380,426
Jourdanton Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/24	340	382,276
Jourdanton Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/25	555	627,311
Jourdanton Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/26	500	564,660
Kane and DeKalb Counties Community Unit School District No. 301, IL, 3.00%, 1/1/22	195	201,217
Kane and DeKalb Counties Community Unit School District No. 301, IL, 3.00%, 1/1/23	200	205,132
Kane and DeKalb Counties Community Unit School District No. 301, IL, 3.00%, 1/1/24	100	101,816
Kane and DeKalb Counties Community Unit School District No. 302, IL, 3.00%, 2/1/27	625	611,937
Kane and DeKalb Counties Community Unit School District No. 302, IL, 5.00%, 2/1/26	390	454,221
Kent, WA, 4.00%, 12/1/29	1,000	1,071,160
Kent, WA, 4.00%, 12/1/30	1,000	1,063,240
Kyle, TX, 4.00%, 8/15/30	500	529,880
La Porte Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/22	1,025	1,186,273
Lake County Community High School District No. 115, IL, 4.00%, 11/1/24	1,695	1,897,552
Lake County, FL, 5.00%, 6/1/28	650	749,599
Lakeland, FL, 5.00%, 10/1/25	635	737,083
Lakeland, FL, 5.00%, 10/1/28	1,500	1,702,140
Lakeland, FL, 5.00%, 10/1/30	1,000	1,123,450
Lakewood, OH, 4.00%, 12/1/29	500	537,650
Lakewood, OH, 4.00%, 12/1/30	400	428,252
Lansing School District, MI, 5.00%, 5/1/24	1,485	1,734,391
Laredo Community College District, TX, 4.00%, 8/1/22	240	262,764
Laredo Community College District, TX, 5.00%, 8/1/23	165	191,369
Laredo Community College District, TX, 5.00%, 8/1/24	140	163,506
Laredo Community College District, TX, 5.00%, 8/1/25	110	129,262
Laredo Community College District, TX, 5.00%, 8/1/26	320	376,301
Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/31	1,050	614,460
Little Rock School District, AR, 3.00%, 2/1/23	400	409,676
Little Rock School District, AR, 3.00%, 2/1/24	250	255,128
Little Rock School District, AR, 3.00%, 2/1/25	250	253,893
Massachusetts, 5.00%, 7/1/25	1,000	1,211,920
McLean County Public Building Commission, IL, 5.00%, 12/1/28	200	228,268

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Miami-Dade County School District, FL, 5.00%, 3/15/28	$300	$346,509
Miami-Dade County, FL, 5.00%, 7/1/32	1,000	1,161,210
Miami-Dade County, FL, (Building Better Communities Program), 5.00%, 7/1/22	1,000	1,159,410
Miami-Dade County, FL, (Building Better Communities Program), 5.00%, 7/1/23	1,000	1,176,200
Midpeninsula Regional Open Space District, CA, 4.00%, 9/1/31	260	280,387
Milpitas Unified School District, CA, (Election of 2012), 4.00%, 8/1/32	860	912,623
Minneapolis Special School District No. 1, MN, 3.00%, 2/1/23	250	261,455
Monroe, NC, Limited Obligation Bonds, 3.00%, 3/1/23	500	524,660
Monroe, NC, Limited Obligation Bonds, 5.00%, 3/1/22	350	401,975
Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/27	375	272,029
Newton, MA, 4.00%, 2/1/29(1)	1,265	1,397,142
Northwest Local School District Board of Education, OH, 4.00%, 12/1/30	300	315,558
Oakland Schools Intermediate School District, MI, 5.00%, 5/1/25	920	1,104,156
Olentangy Local School District, OH, 4.00%, 12/1/27	415	461,223
Olentangy Local School District, OH, 4.00%, 12/1/30	630	679,335
Owen J. Roberts School District, PA, 4.00%, 5/15/29	750	794,340
Pasadena, TX, 4.00%, 2/15/28	500	544,895
Pasadena, TX, 4.00%, 2/15/29	250	270,013
Pasadena, TX, 4.00%, 2/15/30	500	534,370
Pasadena, TX, 4.00%, 2/15/31	750	796,050
Pendleton School District No. 16R, Umatilla County, OR, 0.00%, 6/15/27	1,060	769,115
Penn Hills, PA, 5.00%, 12/1/27	1,000	1,171,420
Pennsylvania, 4.00%, 6/15/31	785	808,228
Pennsylvania, 5.00%, 7/1/24	650	755,560
Peoria, IL, 5.00%, 1/1/27	500	573,085
Port Arthur Independent School District, TX, 5.00%, 2/15/22	500	571,690
Prosper Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/24(1)	1,020	1,210,230
Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/22	430	498,920
Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/23	445	524,041
Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/24	465	552,857
Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/25	485	581,273

22	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/26	$505	$609,636
Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/27	530	631,506
Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/28	555	654,456
Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/29	575	673,342
Romeo Community Schools, MI, 5.00%, 5/1/22	575	659,634
Romeo Community Schools, MI, 5.00%, 5/1/24	850	992,749
Romeo Community Schools, MI, 5.00%, 5/1/25	1,000	1,174,740
Romeo Community Schools, MI, 5.00%, 5/1/26	1,270	1,497,787
Romeo Community Schools, MI, 5.00%, 5/1/28	1,000	1,161,350
Romeo Community Schools, MI, 5.00%, 5/1/29	1,000	1,152,620
Romeo Community Schools, MI, 5.00%, 5/1/30	800	916,088
Romeo Community Schools, MI, 5.00%, 5/1/31	1,000	1,138,790
SCAGO Educational Facilities Corp. for Cherokee School District, SC, 5.00%, 12/1/21	300	339,384
SCAGO Educational Facilities Corp. for Cherokee School District, SC, 5.00%, 12/1/22	500	571,545
SCAGO Educational Facilities Corp. for Cherokee School District, SC, 5.00%, 12/1/23	500	576,385
School District 27J, Adams and Weld Counties and City and County of Broomfield, CO, 4.00%, 12/1/30	750	801,787
School District 27J, Adams and Weld Counties and City and County of Broomfield, CO, 4.00%, 12/1/31	250	265,275
Seguin Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/29	400	432,208
Seguin Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/30	300	321,279
Seguin Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/31	200	212,638
South Texas College District, 5.00%, 8/15/30	1,295	1,501,022
Southfield Public Schools, MI, 5.00%, 5/1/25(1)	1,100	1,291,741
Southfield Public Schools, MI, 5.00%, 5/1/27(1)	1,000	1,187,290
Spring Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/24	500	597,445
Spring Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/25	1,000	1,207,280
Spring Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/26	735	892,187
Springfield, MO, (Sewer System Improvements), 5.00%, 4/1/22	500	573,740
St. Vrain Valley School District RE-1J, CO, 5.00%, 12/15/28	1,700	2,040,493
St. Vrain Valley School District RE-1J, CO, 5.00%, 12/15/29	1,000	1,192,640

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Stamford, CT, 4.00%, 8/1/27	$750	$836,227
Sugar Land, TX, 5.00%, 2/15/26	555	667,193
Torrance Unified School District, CA, (Election of 2014), 5.00%, 8/1/30	515	609,327
Torrance Unified School District, CA, (Election of 2014), 5.00%, 8/1/31	450	527,981
Trussville, AL, 5.00%, 10/1/31	250	281,608
Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/27	510	562,005
Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/28	530	578,113
Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/29	545	588,883
Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/30	570	610,430
Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/31	590	627,282
Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/22	395	460,534
Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/23	415	490,933
Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/24	435	519,777
Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/25	460	555,349
Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/26	485	578,954
Vestavia Hills, AL, 4.00%, 2/1/23	1,320	1,459,036
Vestavia Hills, AL, 4.00%, 2/1/24	1,235	1,370,998
Vestavia Hills, AL, 4.00%, 2/1/25	550	609,549
Virginia Resources Authority, (Pooled Financing Program), 4.00%, 11/1/31	560	606,525
Washington, 5.00%, 8/1/23	1,000	1,180,960
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/22	400	361,836
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/23	150	131,504
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/24	150	126,836
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/25	750	609,878
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/28	250	179,100
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/29	250	171,415
West Chester Township, OH, 4.00%, 12/1/26	1,140	1,269,561
West Chester Township, OH, 4.00%, 12/1/27	400	442,432

23	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Will County Community Unit School District No. 365-U, IL, 4.00%, 1/1/30	$750	$779,077
Will County Community Unit School District No. 365-U, IL, 4.00%, 1/1/31	750	775,582
Will County, IL, 4.00%, 11/15/30	1,000	1,059,450
Williamson County, TX, 5.00%, 2/15/28	300	352,416
York County, PA, 5.00%, 6/1/27	1,225	1,442,094

		$157,906,406

Hospital — 11.5%
Buffalo and Erie County Industrial Land Development Corp., NY, (Catholic Health System, Inc.), 5.00%, 7/1/21	$250	$277,855
Buffalo and Erie County Industrial Land Development Corp., NY, (Catholic Health System, Inc.), 5.00%, 7/1/25	250	284,952
California Health Facilities Financing Authority, (Adventist Health System/West), 4.00%, 3/1/27	100	106,891
Carroll City-County Hospital Authority, GA, (Tanner Medical Center, Inc.), 4.00%, 7/1/30	500	527,710
Carroll City-County Hospital Authority, GA, (Tanner Medical Center, Inc.), 4.00%, 7/1/31	450	471,222
Charlotte-Mecklenburg Hospital Authority, NC, 5.125%, 1/15/37	40	43,584
Harris County Hospital District, TX, 5.00%, 2/15/27	700	823,599
Harris County Hospital District, TX, 5.00%, 2/15/30	1,000	1,148,770
Idaho Health Facilities Authority, (Trinity Health Credit Group), 5.00%, 12/1/30	750	842,317
Illinois Finance Authority, (Riverside Health System), 5.00%, 11/15/24	1,070	1,232,255
Illinois Finance Authority, (Riverside Health System), 5.00%, 11/15/25	400	461,140
Illinois Finance Authority, (Riverside Health System), 5.00%, 11/15/26	500	576,925
Illinois Finance Authority, (Riverside Health System), 5.00%, 11/15/27	500	570,985
Illinois Finance Authority, (Riverside Health System), 5.00%, 11/15/29	1,000	1,121,390
Illinois Finance Authority, (Rush University Medical Center), 5.00%, 11/15/31	2,000	2,203,540
Illinois Finance Authority, (Rush University Medical Center), 5.00%, 11/15/32	1,000	1,097,260
Indiana Finance Authority, (Community Foundation of Northwest Indiana Obligated Group), 5.00%, 9/1/24	500	572,585
Knox County Health, Educational and Housing Facility Board, TN, (University Health System, Inc.), 5.00%, 9/1/24	500	562,065

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Knox County Health, Educational and Housing Facility Board, TN, (University Health System, Inc.), 5.00%, 9/1/30	$1,000	$1,098,690
Lehigh County General Purpose Authority, PA, (Lehigh Valley Health Network), 4.00%, 7/1/23	400	438,976
Lehigh County General Purpose Authority, PA, (Lehigh Valley Health Network), 4.00%, 7/1/28	1,890	2,005,744
Lehigh County General Purpose Authority, PA, (Lehigh Valley Health Network), 5.00%, 7/1/21	770	869,261
Lehigh County General Purpose Authority, PA, (Lehigh Valley Health Network), 5.00%, 7/1/22	350	401,520
Lehigh County General Purpose Authority, PA, (Lehigh Valley Health Network), 5.00%, 7/1/25	1,200	1,400,652
Lehigh County General Purpose Authority, PA, (Lehigh Valley Health Network), 5.00%, 7/1/27	450	520,353
Lehigh County General Purpose Authority, PA, (Lehigh Valley Health Network), 5.00%, 7/1/30	650	732,628
Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/21	100	111,922
Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/23	150	171,807
Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/25	250	289,485
Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/26	250	287,045
Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/27	250	284,363
Louisville/Jefferson County Metro Government, KY, (Norton Healthcare, Inc.), 5.00%, 10/1/31	1,500	1,663,620
Louisville/Jefferson County Metro Government, KY, (Norton Healthcare, Inc.), 5.00%, 10/1/32	2,000	2,207,880
Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 5.00%, 7/1/25	595	683,506
Massachusetts Development Finance Agency, (Children’s Hospital), 5.00%, 10/1/34	250	284,743
Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/24	550	636,102
Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/26	500	585,080
Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/27	500	579,060
Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/28	500	575,300
Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/29	210	239,421
Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/30	500	566,145
Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/31	250	280,710

24	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Michigan Finance Authority, (Henry Ford Health System), 5.00%, 11/15/24	$1,000	$1,150,140
Michigan Finance Authority, (Sparrow Obligated Group), 5.00%, 11/15/24	500	584,200
Michigan Finance Authority, (Sparrow Obligated Group), 5.00%, 11/15/25	500	583,370
Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/35	500	561,650
Missouri Health and Educational Facilities Authority, (CoxHealth), 5.00%, 11/15/31	490	551,485
Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/23	500	573,525
Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/24	500	576,095
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/22	800	912,480
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/25	1,000	1,171,310
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/26	550	645,568
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/27	700	815,668
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/28	700	807,268
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/30	520	590,138
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/31	700	790,188
New Mexico Hospital Equipment Loan Council, (Presbyterian Healthcare Services), 5.00%, 8/1/24	100	117,774
Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network), 5.00%, 8/15/27	115	131,865
Ohio, (University Hospitals Health System, Inc.), 5.00%, 1/15/27	535	611,130
Ohio, (University Hospitals Health System, Inc.), 5.00%, 1/15/28	1,000	1,134,830
Ohio, (University Hospitals Health System, Inc.), 5.00%, 1/15/29	1,000	1,128,200
Ohio, (University Hospitals Health System, Inc.), 5.00%, 1/15/30	1,000	1,119,280
Ohio, (University Hospitals Health System, Inc.), 5.00%, 1/15/31	1,000	1,110,390
Orange County Health Facilities Authority, FL, (Orlando Health, Inc.), 5.00%, 10/1/31	1,000	1,127,320
Richmond County Hospital Authority, GA, (University Health Services, Inc.), 5.00%, 1/1/22	775	882,957

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Richmond County Hospital Authority, GA, (University Health Services, Inc.), 5.00%, 1/1/24	$630	$730,756
Richmond County Hospital Authority, GA, (University Health Services, Inc.), 5.00%, 1/1/27	600	701,010
Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/29	250	276,920
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 4.00%, 12/1/30	150	151,347
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/21	245	272,634
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/22	225	253,006
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/24	300	340,884
St. Paul Housing and Redevelopment Authority, MN, (HealthPartners Obligated Group), 5.00%, 7/1/30	625	707,419
Stafford County Economic Development Authority, VA, (Mary Washington Healthcare Obligated Group), 5.00%, 6/15/21	100	112,128
Stafford County Economic Development Authority, VA, (Mary Washington Healthcare Obligated Group), 5.00%, 6/15/22	200	226,982
Stafford County Economic Development Authority, VA, (Mary Washington Healthcare Obligated Group), 5.00%, 6/15/23	300	343,179
Stafford County Economic Development Authority, VA, (Mary Washington Healthcare Obligated Group), 5.00%, 6/15/24	500	573,320
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/21	200	226,846
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/23	55	63,738
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/24	350	408,856
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/25	335	392,258
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/26	400	467,760
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/27	305	352,867
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/28	500	572,750

25	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/30	$400	$450,172
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/31	400	446,728
West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), 4.00%, 6/1/31	1,300	1,340,859
Wisconsin Health and Educational Facilities Authority, (Ascension Health Senior Credit Group), 5.00%, 11/15/33	650	705,224

		$57,633,532

Housing — 2.0%
Connecticut Housing Finance Authority, 3.60%, 11/15/30	$400	$407,136
Maine Housing Authority, 2.30%, 11/15/25	190	180,817
New York City Housing Development Corp., NY, 1.95%, 11/1/23	1,170	1,134,607
New York Mortgage Agency, 1.75%, 4/1/24	500	475,690
New York Mortgage Agency, 1.95%, 10/1/25	750	701,505
New York Mortgage Agency, 2.30%, 10/1/27	750	699,585
New York Mortgage Agency, 2.40%, 10/1/28	750	693,683
New York Mortgage Agency, 2.45%, 4/1/29	750	689,738
Virginia Housing Development Authority, 1.70%, 5/1/22	895	876,429
Virginia Housing Development Authority, 1.85%, 5/1/23	920	895,344
Virginia Housing Development Authority, 1.95%, 11/1/23	295	288,239
Virginia Housing Development Authority, 2.05%, 5/1/24	340	330,721
Virginia Housing Development Authority, 2.25%, 5/1/25	470	455,703
Virginia Housing Development Authority, 2.40%, 5/1/26	520	502,876
Virginia Housing Development Authority, 2.55%, 5/1/27	930	901,849
Washington Housing Finance Commission, 2.05%, 6/1/24	310	307,244
Washington Housing Finance Commission, 2.25%, 6/1/25	455	451,178
Washington Housing Finance Commission, 2.30%, 12/1/25	130	128,848
Washington Housing Finance Commission, 2.40%, 6/1/26	105	103,240

		$10,224,432

Insured – Education — 0.1%
Kershaw County Public Schools Foundation, SC, (BAM), 3.00%, 12/1/26	$250	$246,445

		$246,445

Security	Principal Amount (000’s omitted)	Value

Insured – Electric Utilities — 0.1%
Sienna Plantation Municipal Utility District No. 3, TX, (AGM), 5.00%, 3/1/30	$500	$551,855

		$551,855

Insured – General Obligations — 1.9%
Bellwood, IL, (AGM), 5.00%, 12/1/22	$500	$561,280
Bellwood, IL, (AGM), 5.00%, 12/1/23	1,000	1,129,280
Lancaster School District, PA, (AGM), 5.00%, 6/1/26	1,000	1,171,950
New Britain, CT, (BAM), 5.00%, 3/1/23	550	629,442
New Britain, CT, (BAM), 5.00%, 3/1/24	550	631,565
New Britain, CT, (BAM), 5.00%, 3/1/25	400	461,860
Northern Palm Beach County Improvement District, FL, (AGM), 5.00%, 8/1/23	250	287,512
Ogle and Winnebago Counties Community Unit School District No. 223, IL, (BAM), 4.00%, 12/1/25	470	502,858
Ogle and Winnebago Counties Community Unit School District No. 223, IL, (BAM), 5.00%, 12/1/21	190	214,383
Ogle and Winnebago Counties Community Unit School District No. 223, IL, (BAM), 5.00%, 12/1/22	320	365,603
Ogle and Winnebago Counties Community Unit School District No. 223, IL, (BAM), 5.00%, 12/1/23	400	460,564
Ogle and Winnebago Counties Community Unit School District No. 223, IL, (BAM), 5.00%, 12/1/24	325	377,153
Pocono Mountain School District, PA, (AGM), 4.00%, 9/1/25	1,720	1,890,710
Pocono Mountain School District, PA, (AGM), 4.00%, 9/1/27	690	749,678

		$9,433,838

Insured – Hospital — 0.1%
Allegheny County Hospital Development Authority, PA, (UPMC Health System), (NPFG), 6.00%, 7/1/26	$500	$632,105

		$632,105

Insured – Lease Revenue / Certificates of Participation — 3.3%
Biloxi Public School District, MS, (BAM), 4.00%, 4/1/30	$500	$520,440
Biloxi Public School District, MS, (BAM), 4.00%, 4/1/31	500	518,945
Biloxi Public School District, MS, (BAM), 5.00%, 4/1/22	500	569,525
Biloxi Public School District, MS, (BAM), 5.00%, 4/1/23	1,000	1,153,000
Biloxi Public School District, MS, (BAM), 5.00%, 4/1/24	250	290,145
Biloxi Public School District, MS, (BAM), 5.00%, 4/1/25	1,500	1,751,910
Biloxi Public School District, MS, (BAM), 5.00%, 4/1/26	1,250	1,458,562
Biloxi Public School District, MS, (BAM), 5.00%, 4/1/28	500	577,765
Biloxi Public School District, MS, (BAM), 5.00%, 4/1/29	1,235	1,415,125

26	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Lease Revenue / Certificates of Participation (continued)
Clermont County Port Authority, OH, (West Clermont Local School District), (BAM), 5.00%, 12/1/26	$250	$289,885
Clermont County Port Authority, OH, (West Clermont Local School District), (BAM), 5.00%, 12/1/29	100	113,709
Clermont County Port Authority, OH, (West Clermont Local School District), (BAM), 5.00%, 12/1/31	250	282,120
El Paso County, CO, (Terry R. Harris Judicial Complex), (AGM), 2.00%, 12/1/22	870	867,173
El Paso County, CO, (Terry R. Harris Judicial Complex), (AGM), 2.00%, 12/1/23	1,640	1,618,319
Highlands County School Board, FL, (BAM), 5.00%, 3/1/22	225	254,221
Highlands County School Board, FL, (BAM), 5.00%, 3/1/23	500	570,395
Highlands County School Board, FL, (BAM), 5.00%, 3/1/26	400	457,760
Highlands County School Board, FL, (BAM), 5.00%, 3/1/27	300	340,440
Pasco County School Board, FL, (BAM), 5.00%, 8/1/22	300	344,271
Pasco County School Board, FL, (BAM), 5.00%, 8/1/23	255	295,752
Pasco County School Board, FL, (BAM), 5.00%, 8/1/24	410	480,057
Pasco County School Board, FL, (BAM), 5.00%, 8/1/25	305	360,037
Pasco County School Board, FL, (BAM), 5.00%, 8/1/26	355	421,626
Pasco County School Board, FL, (BAM), 5.00%, 8/1/27	605	713,652
Pasco County School Board, FL, (BAM), 5.00%, 8/1/28	410	480,118
Pasco County School Board, FL, (BAM), 5.00%, 8/1/29	510	593,548

		$16,738,500

Insured – Special Tax Revenue — 0.1%
Successor Agency to Yuba City Redevelopment Agency, CA, (AGM), 5.00%, 9/1/24	$115	$136,256
Successor Agency to Yuba City Redevelopment Agency, CA, (AGM), 5.00%, 9/1/25	420	501,484

		$637,740

Insured – Transportation — 0.7%
New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/22	$840	$957,550
New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/23	440	507,338
New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/24	350	406,766
New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/25	500	583,120
New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/26	320	373,107

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation (continued)
New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/27	$375	$434,861

		$3,262,742

Insured – Water and Sewer — 0.2%
Gulf Coast Waste Disposal Authority, TX, (AGM), 5.00%, 10/1/22	$250	$286,128
Gulf Coast Waste Disposal Authority, TX, (AGM), 5.00%, 10/1/24	250	291,357
Gulf Coast Waste Disposal Authority, TX, (AGM), 5.00%, 10/1/30	250	287,590
Weatherford, TX, Utility System Revenue, (AGM), 5.00%, 9/1/22	100	114,652

		$979,727

Lease Revenue / Certificates of Participation — 6.8%
Broward County School Board, FL, 5.00%, 7/1/22	$1,500	$1,722,855
Broward County School Board, FL, 5.00%, 7/1/23	500	581,570
Broward County School Board, FL, 5.00%, 7/1/24	1,250	1,465,425
Broward County School Board, FL, 5.00%, 7/1/25	500	586,885
Broward County School Board, FL, 5.00%, 7/1/27	500	587,555
Broward County School Board, FL, 5.00%, 7/1/28	1,250	1,458,775
Broward County School Board, FL, 5.00%, 7/1/29	500	579,720
Broward County School Board, FL, 5.00%, 7/1/30	500	575,960
Broward County School Board, FL, 5.00%, 7/1/31	600	688,248
California Public Works Board, 4.00%, 12/1/31	1,000	1,049,370
California Public Works Board, 5.00%, 11/1/26	1,000	1,207,060
California Public Works Board, 5.00%, 11/1/27	1,000	1,195,480
California Public Works Board, 5.00%, 11/1/28	1,000	1,187,460
California Public Works Board, 5.00%, 11/1/29	1,000	1,179,050
California Public Works Board, 5.00%, 11/1/31	1,000	1,165,330
Colorado Department of Transportation, 5.00%, 6/15/30	350	402,826
Colorado Department of Transportation, 5.00%, 6/15/31	410	469,335
Cuyahoga County, OH, (Convention Hotel), 5.00%, 12/1/26	250	286,490
Eagle County, CO, Certificates of Participation, 5.00%, 12/1/26	200	235,540
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/22	515	574,472
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/23	135	151,813
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/24	550	621,280
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/25	570	646,220

27	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation (continued)
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/26	$595	$667,316
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/27	620	689,223
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/28	645	708,397
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/29	675	734,549
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/30	700	753,410
Lee County School Board, FL, Certificates of Participation, 5.00%, 8/1/32	1,495	1,703,433
Medina City School District, OH, 5.00%, 12/1/23	350	405,846
Medina City School District, OH, 5.00%, 12/1/24	400	464,804
Oklahoma Development Finance Authority, (State System of Higher Education), 4.00%, 6/1/29	1,220	1,297,677
Orange County School Board, FL, 5.00%, 8/1/32	1,935	2,201,682
Public Finance Authority, WI, (KU Campus Development Corp.), 5.00%, 3/1/29	500	569,185
Riverside County Public Financing Authority, CA, 5.00%, 11/1/27	850	991,432
Riverside County Public Financing Authority, CA, 5.00%, 11/1/28	950	1,100,100
South Dakota Building Authority, 5.00%, 6/1/27	635	735,260
South Dakota Building Authority, 5.00%, 6/1/28	210	242,852
South Dakota Building Authority, 5.00%, 6/1/30	200	229,002
St. Charles County Public Water Supply District No. 2, MO, 3.00%, 12/1/24	850	871,905
St. Charles County Public Water Supply District No. 2, MO, 3.00%, 12/1/25	750	759,585
Tulsa County Industrial Authority, OK, (Broken Arrow Public Schools), 5.00%, 9/1/23	500	580,810

		$34,325,187

Other Revenue — 1.4%
Citizens Property Insurance Corp., FL, 5.00%, 6/1/22	$300	$341,745
District of Columbia, (National Public Radio, Inc.), 5.00%, 4/1/28	1,000	1,159,860
District of Columbia, (National Public Radio, Inc.), 5.00%, 4/1/29	1,000	1,153,590
District of Columbia, (National Public Radio, Inc.), 5.00%, 4/1/30	1,000	1,145,840
Fulton County Development Authority, GA, (Robert W. Woodruff Arts Center, Inc.), 5.00%, 3/15/24	600	691,110
Hyland Hills Park & Recreation District, CO, 5.00%, 12/15/24	150	173,895

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)
Hyland Hills Park & Recreation District, CO, 5.00%, 12/15/25	$155	$180,487
Hyland Hills Park & Recreation District, CO, 5.00%, 12/15/26	150	175,915
Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish), 5.00%, 4/1/22	675	769,480
Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish), 5.00%, 4/1/27	500	587,165
Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish), 5.00%, 4/1/29	500	579,395

		$6,958,482

Senior Living / Life Care — 5.2%
Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/28	$50	$54,202
Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/30	100	106,684
California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/20	250	274,750
California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/21	250	278,758
California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/22	250	282,400
California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/25	100	114,708
Cumberland County Municipal Authority, PA, (Diakon Lutheran Social Ministries), 2.50%, 1/1/26	640	613,178
Cumberland County Municipal Authority, PA, (Diakon Lutheran Social Ministries), 5.00%, 1/1/21	555	614,318
Cumberland County Municipal Authority, PA, (Diakon Lutheran Social Ministries), 5.00%, 1/1/25	1,175	1,334,165
Cumberland County Municipal Authority, PA, (Diakon Lutheran Social Ministries), 5.00%, 1/1/27	1,035	1,166,517
Cumberland County Municipal Authority, PA, (Diakon Lutheran Social Ministries), 5.00%, 1/1/29	1,455	1,610,321
Cumberland County Municipal Authority, PA, (Diakon Lutheran Social Ministries), 5.00%, 1/1/30	645	707,655
Cumberland County Municipal Authority, PA, (Diakon Lutheran Social Ministries), 5.00%, 1/1/31	500	543,820

28	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
East Hempfield Township Industrial Development Authority, PA, (Willow Valley Communities), 5.00%, 12/1/21	$250	$282,943
East Hempfield Township Industrial Development Authority, PA, (Willow Valley Communities), 5.00%, 12/1/31	250	277,870
Fulton County Residential Care Facilities for the Elderly Authority, GA, (Lenbrook Square Foundation, Inc.), 4.00%, 7/1/24	630	652,491
Fulton County Residential Care Facilities for the Elderly Authority, GA, (Lenbrook Square Foundation, Inc.), 4.00%, 7/1/26	500	511,825
Glendale Industrial Development Authority, AZ, (Royal Oaks Life Care Community), 4.00%, 5/15/24	675	730,505
Glendale Industrial Development Authority, AZ, (Royal Oaks Life Care Community), 4.00%, 5/15/25	500	538,840
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 5/1/21	325	363,356
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 5/1/22	225	254,642
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 5/1/23	225	257,452
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 5/1/24	480	550,085
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 11/1/24	200	229,650
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 11/1/27	250	281,433
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 11/1/28	250	277,898
Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 11/1/31	250	271,055
Iowa Finance Authority, (Lifespace Communities, Inc.), 5.00%, 5/15/32	1,580	1,706,574
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 3.00%, 2/1/27	1,000	939,860
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/22	400	446,924
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/23	600	675,222
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/24	440	495,827
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/26	385	430,619
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/28	250	272,785
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/29	600	648,504

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/30	$200	$213,718
Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/31	250	264,860
New Hope Cultural Education Facilities Finance Corp., TX, (Westminster), 4.00%, 11/1/21	200	212,856
New Hope Cultural Education Facilities Finance Corp., TX, (Westminster), 5.00%, 11/1/22	175	195,109
New Hope Cultural Education Facilities Finance Corp., TX, (Westminster), 5.00%, 11/1/23	200	223,510
New Hope Cultural Education Facilities Finance Corp., TX, (Westminster), 5.00%, 11/1/28	590	638,197
New Hope Cultural Education Facilities Finance Corp., TX, (Westminster), 5.00%, 11/1/31	410	434,645
North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/30	200	222,074
North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/31	425	469,536
Sarasota County Health Facilities Authority, FL, (Village on the Isle), 5.00%, 1/1/22	375	417,379
Sarasota County Health Facilities Authority, FL, (Village on the Isle), 5.00%, 1/1/23	865	969,077
Sarasota County Health Facilities Authority, FL, (Village on the Isle), 5.00%, 1/1/25	750	837,067
Warren County, OH, (Otterbein Homes Obligated Group), 5.00%, 7/1/21	305	341,569
Warren County, OH, (Otterbein Homes Obligated Group), 5.00%, 7/1/23	200	228,264
Warren County, OH, (Otterbein Homes Obligated Group), 5.00%, 7/1/27	250	286,445
Warren County, OH, (Otterbein Homes Obligated Group), 5.00%, 7/1/29	440	497,834
Warren County, OH, (Otterbein Homes Obligated Group), 5.00%, 7/1/30	475	528,504
Warren County, OH, (Otterbein Homes Obligated Group), 5.00%, 7/1/31	495	547,831

		$26,326,311

Special Tax Revenue — 3.9%
Arizona Transportation Board, Transportation Excise Tax Revenue, 5.00%, 7/1/22	$1,000	$1,166,700
Atlanta Development Authority, GA, (New Downtown Atlanta Stadium), 5.00%, 7/1/26	100	117,831
Atlanta, GA, Tax Allocation Increments, 5.00%, 1/1/22	275	311,240
Atlanta, GA, Tax Allocation Increments, 5.00%, 1/1/23	260	296,920
Atlanta, GA, Tax Allocation Increments, 5.00%, 1/1/24	315	361,280
Atlanta, GA, Tax Allocation Increments, 5.00%, 1/1/25	450	520,195

29	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Atlanta, GA, Tax Allocation Increments, 5.00%, 1/1/27	$300	$348,924
Atlanta, GA, Tax Allocation Increments, 5.00%, 1/1/28	300	346,629
Atlanta, GA, Tax Allocation Increments, 5.00%, 1/1/29	300	344,352
Atlanta, GA, Tax Allocation Increments, 5.00%, 1/1/30	300	341,346
Cape Coral, FL, Special Obligation Bonds, 5.00%, 10/1/22	500	577,290
Cape Coral, FL, Special Obligation Bonds, 5.00%, 10/1/23	500	584,415
Cuyahoga County, OH, Excise Tax Revenue, 5.00%, 12/1/21	500	567,895
Cuyahoga County, OH, Excise Tax Revenue, 5.00%, 12/1/22	500	575,985
Cuyahoga County, OH, Excise Tax Revenue, 5.00%, 12/1/23	500	582,175
Escambia County School Board, FL, Sales Tax Revenue, 5.00%, 9/1/26	450	539,955
Escambia County School Board, FL, Sales Tax Revenue, 5.00%, 9/1/27	650	773,662
Euless, TX, Tax and Waterworks and Sewer System Revenue, 5.00%, 2/15/22	140	161,088
Hamilton County, OH, Sales Tax Revenue, 5.00%, 12/1/22	600	700,782
Lafayette, LA, Sales Tax Revenue, 5.00%, 5/1/22	250	287,425
Los Angeles County Metropolitan Transportation Authority, CA, Sales Tax Revenue, 5.00%, 6/1/31	1,000	1,191,330
Los Angeles County Metropolitan Transportation Authority, CA, Sales Tax Revenue, 5.00%, 6/1/32	500	592,940
Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/25	500	589,590
Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/26	1,025	1,216,890
Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/29	900	1,053,135
Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/30	950	1,103,320
Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/31	895	1,033,609
Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/32	735	845,029
Successor Agency to San Mateo Redevelopment Agency, CA, 5.00%, 8/1/26	100	116,979
Successor Agency to San Mateo Redevelopment Agency, CA, 5.00%, 8/1/29	140	160,702
Tri-County Metropolitan Transportation District, OR, 4.00%, 9/1/31	1,000	1,085,340
Tustin Community Facilities District No. 06-1, CA, (Tustin Legacy/Columbus Villages), 5.00%, 9/1/28	250	282,465

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Tustin Community Facilities District No. 06-1, CA, (Tustin Legacy/Columbus Villages), 5.00%, 9/1/29	$250	$280,740
Tustin Community Facilities District No. 06-1, CA, (Tustin Legacy/Columbus Villages), 5.00%, 9/1/30	250	279,093
Tustin Community Facilities District No. 06-1, CA, (Tustin Legacy/Columbus Villages), 5.00%, 9/1/31	250	277,588

		$19,614,839

Transportation — 8.7%
Alameda Corridor Transportation Authority, CA, 4.00%, 10/1/23	$250	$271,728
Alameda Corridor Transportation Authority, CA, 5.00%, 10/1/24	250	289,663
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/22	150	170,895
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/26	1,000	1,171,650
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/28	150	170,544
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/29	150	169,194
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/31	1,000	1,108,740
Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/28	2,905	3,434,640
Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/29	3,060	3,583,688
Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/30	1,000	1,165,590
Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/31	1,000	1,159,160
Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/32	2,565	2,961,549
Chicago, IL, (O’Hare International Airport), Series B, 5.00%, 1/1/30	500	560,260
Chicago, IL, (O’Hare International Airport), Series D, 5.00%, 1/1/30	100	112,052
Chicago, IL, (O’Hare International Airport), Series 2015B, 5.00%, 1/1/24	200	232,262
Chicago, IL, (O’Hare International Airport), Series 2015B, 5.00%, 1/1/25	100	116,836
Chicago, IL, (O’Hare International Airport), Series 2016B, 5.00%, 1/1/24	500	580,655
Chicago, IL, (O’Hare International Airport), Series 2016B, 5.00%, 1/1/25	1,000	1,168,360
Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/23	1,000	1,167,160

30	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/24	$750	$883,822
Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/25	625	740,206
Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/31	1,700	1,972,391
Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/32	2,200	2,540,450
Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/22	100	114,572
Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/23	150	173,687
Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/24	195	228,168
Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/28	500	575,170
Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/29	1,000	1,144,150
Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/30	750	852,720
Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	650	766,987
Illinois Toll Highway Authority, 5.00%, 1/1/29	175	200,580
Illinois Toll Highway Authority, 5.00%, 12/1/32	350	394,187
Kentucky Asset/Liability Commission, 2015 Federal Highway Trust Fund, 5.00%, 9/1/24	250	293,362
Kentucky Turnpike Authority, Economic Development Road, (Revitalization Project), 5.00%, 7/1/33	500	565,125
Metropolitan Transportation Authority, NY, 5.00%, 11/15/22	500	581,750
Metropolitan Transportation Authority, NY, 5.00%, 11/15/23	500	588,045
Metropolitan Transportation Authority, NY, 5.00%, 11/15/24	500	593,500
Metropolitan Transportation Authority, NY, 5.00%, 11/15/25	500	597,740
Metropolitan Transportation Authority, NY, 5.00%, 11/15/26	1,000	1,199,640
Metropolitan Transportation Authority, NY, 5.00%, 11/15/41	750	829,972
Miami-Dade County, FL, Seaport Revenue, 5.00%, 10/1/23	130	148,808
New Brunswick Parking Authority, NJ, 5.00%, 9/1/22	500	567,910
North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/23	750	873,540
North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/24	165	194,241
North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/29	550	630,987
North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/30	400	455,496
North Texas Tollway Authority, 5.00%, 1/1/22	1,000	1,139,800
North Texas Tollway Authority, 5.00%, 1/1/23	1,500	1,735,395

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Oklahoma Capitol Improvement Authority, 5.00%, 7/1/25	$1,000	$1,195,820
Port of Seattle, WA, 5.00%, 3/1/24	250	294,305
Port of Seattle, WA, 5.00%, 3/1/25	150	176,819
Port of Seattle, WA, 5.00%, 3/1/27	250	291,240
Port of Seattle, WA, 5.00%, 3/1/29	250	288,080
Texas Transportation Commission, 5.00%, 4/1/33	50	57,027

		$43,480,318

Water and Sewer — 8.5%
Boston Water and Sewer Commission, MA, 5.00%, 11/1/31	$450	$519,462
Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/25	300	352,998
Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/29	165	188,724
Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/30	100	113,661
Cape Fear Public Utility Authority, NC, Water and Sewer System Revenue, 5.00%, 8/1/22	1,400	1,637,608
Cape Fear Public Utility Authority, NC, Water and Sewer System Revenue, 5.00%, 8/1/23	1,000	1,186,310
Cape Fear Public Utility Authority, NC, Water and Sewer System Revenue, 5.00%, 8/1/24	1,130	1,357,311
Chino Basin Desalter Authority, CA, 4.00%, 6/1/32	1,235	1,304,938
Jacksonville, NC, Enterprise Systems Revenue, 5.00%, 5/1/27	700	842,611
Jacksonville, NC, Enterprise Systems Revenue, 5.25%, 5/1/28	250	306,582
Jacksonville, NC, Enterprise Systems Revenue, 5.25%, 5/1/29	1,025	1,255,215
Jacksonville, NC, Enterprise Systems Revenue, 5.25%, 5/1/30	200	244,796
Jacksonville, NC, Enterprise Systems Revenue, 5.25%, 5/1/31	160	196,259
Kansas City, MO, Sanitary Sewer System Revenue, 4.00%, 1/1/31	500	530,285
Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue, 5.00%, 2/1/28	500	599,065
Lancaster, OH, Wastewater System Revenue, 4.00%, 12/1/21	100	109,425
Lancaster, OH, Wastewater System Revenue, 4.00%, 12/1/24	655	725,871
Lancaster, OH, Wastewater System Revenue, 4.00%, 12/1/25	405	448,412
Lancaster, OH, Wastewater System Revenue, 4.00%, 12/1/26	205	224,588

31	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)
Lancaster, OH, Wastewater System Revenue, 4.00%, 12/1/27	$250	$271,608
Lancaster, OH, Wastewater System Revenue, 4.00%, 12/1/28	670	717,061
Lancaster, OH, Wastewater System Revenue, 4.00%, 12/1/31	830	878,746
Marysville, OH, Water System Revenue, 4.00%, 12/1/25	250	276,798
Marysville, OH, Water System Revenue, 4.00%, 12/1/27	180	194,535
Mesa, AZ, Utility Systems Revenue, 5.00%, 7/1/27	600	717,648
Mesa, AZ, Utility Systems Revenue, 5.00%, 7/1/29	500	590,495
Mesa, AZ, Utility Systems Revenue, 5.00%, 7/1/30	600	703,710
New York City Municipal Water Finance Authority, NY, (Water and Sewer System), 5.00%, 6/15/37	500	506,635
Oklahoma City Water Utilities Trust, OK, 5.00%, 7/1/22	995	1,161,145
Oklahoma City Water Utilities Trust, OK, 5.00%, 7/1/23	855	1,012,995
Orange County Water District, CA, 5.00%, 8/15/32(1)	1,000	1,192,610
Port St. Lucie, FL, Utility System Revenue, 4.00%, 9/1/30	1,500	1,579,320
Port St. Lucie, FL, Utility System Revenue, 4.00%, 9/1/31	1,650	1,727,599
Port St. Lucie, FL, Utility System Revenue, 5.00%, 9/1/23	300	349,680
Port St. Lucie, FL, Utility System Revenue, 5.00%, 9/1/24	600	704,670
Port St. Lucie, FL, Utility System Revenue, 5.00%, 9/1/27	525	617,773
Rapid City, SD, Water Revenue, 4.00%, 11/1/28	750	807,907
Rapid City, SD, Water Revenue, 4.00%, 11/1/29	600	641,556
Rapid City, SD, Water Revenue, 4.00%, 11/1/30	670	713,409
Rapid City, SD, Water Revenue, 5.00%, 11/1/26	1,000	1,188,700
Rapid City, SD, Water Revenue, 5.00%, 11/1/27	515	609,822
Rhode Island Infrastructure Bank, Water Pollution Control Revenue, 5.00%, 10/1/23	1,600	1,897,328
Rhode Island Infrastructure Bank, Water Pollution Control Revenue, 5.00%, 10/1/30	940	1,097,929
Rock Hill, SC, Combined Utility System Revenue, 5.00%, 1/1/22	250	284,698
Rock Hill, SC, Combined Utility System Revenue, 5.00%, 1/1/23	300	345,996
Rock Hill, SC, Combined Utility System Revenue, 5.00%, 1/1/26	1,000	1,174,230
Santa Fe, NM, Water Utility System Revenue, 4.00%, 6/1/30	470	508,700
Santa Fe, NM, Water Utility System Revenue, 4.00%, 6/1/31	500	537,890
St. Joseph Industrial Development Authority, MO, (Sewerage System Improvements), 5.00%, 4/1/26	500	577,920

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)
Tacoma, WA, Solid Waste Revenue, 5.00%, 12/1/31	$1,050	$1,200,496
Texas Water Development Board, 5.00%, 4/15/28	1,000	1,188,670
Winston-Salem, NC, Water and Sewer System Revenue, 4.00%, 6/1/30	500	545,425
Winston-Salem, NC, Water and Sewer System Revenue, 4.00%, 6/1/31	1,250	1,355,300
Wyoming, MI, Water Supply System Revenue, 4.00%, 6/1/29	385	405,062
Wyoming, MI, Water Supply System Revenue, 4.00%, 6/1/30	305	319,314
Wyoming, MI, Water Supply System Revenue, 5.00%, 6/1/24	175	204,377
Wyoming, MI, Water Supply System Revenue, 5.00%, 6/1/25	210	246,824
Wyoming, MI, Water Supply System Revenue, 5.00%, 6/1/26	210	247,191
Wyoming, MI, Water Supply System Revenue, 5.00%, 6/1/27	505	588,689
Wyoming, MI, Water Supply System Revenue, 5.00%, 6/1/28	550	636,482

		$42,671,064

Water Revenue — 0.1%
South Dakota Conservancy District, (Revolving Fund Program), 5.00%, 8/1/27	$250	$288,750

		$288,750

Total Tax-Exempt Investments — 95.5% (identified cost $489,167,892)		$479,612,858

Other Assets, Less Liabilities — 4.5%		$22,491,438

Net Assets — 100.0%		$502,104,296

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2017, the concentration of the Portfolio’s investments in the various states, determined as a percentage of net assets, is as follows:

Illinois	11.2%
Others, representing less than 10% individually	84.3%

The Portfolio invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2017, 6.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or

32	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Portfolio of Investments — continued

financial guaranty assurance agency ranged from 0.1% to 4.5% of total investments.

(1)	When-issued security.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.
BAM	–	Build America Mutual Assurance Co.
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund

33	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Statement of Assets and Liabilities

Assets	January 31, 2017
Unaffiliated investments, at value (identified cost, $489,167,892)	$479,612,858
Cash	35,737,568
Interest receivable	4,554,008
Receivable for investments sold	4,099,104
Receivable from affiliate	13,347
Total assets	$524,016,885

Liabilities
Payable for investments purchased	$9,019,194
Payable for when-issued securities	12,695,669
Payable to affiliates:
Investment adviser fee	131,239
Accrued expenses	66,487
Total liabilities	$21,912,589
Net Assets applicable to investors’ interest in Portfolio	$502,104,296

Sources of Net Assets
Investors’ capital	$511,659,330
Net unrealized depreciation	(9,555,034)
Total	$502,104,296

34	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Statement of Operations

Investment Income	Period Ended January 31, 2017(1)
Interest	$7,955,230
Total investment income	$7,955,230

Expenses
Investment adviser fee	$1,231,568
Trustees’ fees and expenses	25,971
Custodian fee	106,365
Legal and accounting services	52,223
Miscellaneous	16,527
Total expenses	$1,432,654
Deduct —
Allocation of expenses to affiliate	$82,272
Total expense reductions	$82,272

Net expenses	$1,350,382

Net investment income	$6,604,848

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(5,856,593)
Net realized loss	$(5,856,593)
Change in unrealized appreciation (depreciation) —
Investments	$(14,144,548)
Net change in unrealized appreciation (depreciation)	$(14,144,548)

Net realized and unrealized loss	$(20,001,141)

Net decrease in net assets from operations	$(13,396,293)

(1)	For the period from the start of business, March 28, 2016, to January 31, 2017.

35	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended January 31, 2017(1)
From operations —
Net investment income	$6,604,848
Net realized loss from investment transactions	(5,856,593)
Net change in unrealized appreciation (depreciation) from investments	(14,144,548)
Net decrease in net assets from operations	$(13,396,293)
Capital transactions —
Contributions	$364,959,593
Withdrawals	(83,807,353)
Portfolio transaction fee	671,446
Assets contributed by Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund	233,676,903
Net increase in net assets from capital transactions	$515,500,589

Net increase in net assets	$502,104,296

Net Assets
At beginning of period	$—
At end of period	$502,104,296

(1)	For the period from the start of business, March 28, 2016, to January 31, 2017.

36	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Financial Highlights

Ratios/Supplemental Data	Period Ended January 31, 2017(1)
Ratios (as a percentage of average daily net assets):
Expenses	0.35	%(2)(3)
Net investment income	1.71	%(2)
Portfolio Turnover	30	%(4)

Total Return	(0.80	)%(3)(4)

Net assets, end of period (000’s omitted)	$502,104

(1)	For the period from the start of business, March 28, 2016, to January 31, 2017.

(2)	Annualized.

(3)	The investment adviser reimbursed certain operating expenses (equal to 0.02% of average daily net assets for the period ended January 31, 2017). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

37	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

5-to-15 Year Laddered Municipal Bond Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio commenced operations on March 28, 2016. The Portfolio’s investment objective is to seek current income exempt from regular federal income tax. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At January 31, 2017, Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund and Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares held an interest of 95.6% and 4.4%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of January 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

G  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will

38

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Notes to Financial Statements — continued

be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

H  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by Eaton Vance Management (EVM) to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statement of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.32% of the Portfolio’s average daily net assets up to $1 billion, and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. For the period ended January 31, 2017, the Portfolio’s investment adviser fee amounted to $1,231,568 or 0.32% (annualized) of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $82,272 of the Portfolio’s operating expenses for the period ended January 31, 2017.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended January 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Transfer of Assets

Investment operations began on March 28, 2016 with the transfer of investments and related assets by Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund of $233,676,903, including net unrealized appreciation of $4,589,514, in exchange for an interest in the Portfolio. The transaction was structured for tax purposes as a tax-free exchange under the Internal Revenue Code.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and investments acquired in the transfer of assets as described in Note 3, aggregated $411,756,071 and $125,884,609, respectively, for the period ended January 31, 2017.

5  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at January 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$489,164,396

Gross unrealized appreciation	$3,045,507
Gross unrealized depreciation	(12,597,045)

Net unrealized depreciation	$(9,551,538)

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the period ended January 31, 2017.

39

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Notes to Financial Statements — continued

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$479,612,858	$—	$479,612,858

Total Investments	$—	$479,612,858	$—	$479,612,858

40

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of 5-to-15 Year Laddered Municipal Bond Portfolio:

We have audited the accompanying statement of assets and liabilities of 5-to-15 Year Laddered Municipal Bond Portfolio (the “Portfolio”), including the portfolio of investments, as of January 31, 2017, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the start of business, March 28, 2016, to January 31, 2017. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 5-to-15 Year Laddered Municipal Bond Portfolio as of January 31, 2017, and the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, March 28, 2016, to January 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 21, 2017

41

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) and 5-to-15 Year Laddered Municipal Bond Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

42

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

43

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on
Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

44

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management,
Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

45

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Investment Adviser of 5-to-15 Year Laddered

Municipal Bond Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

22626    1.31.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make clarifying changes consistent with Rule 21F-17 of the Securities Exchange Act of 1934, as amended. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice

President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance High Yield Municipal Income Fund, Eaton Vance TABS Intermediate-Term Municipal Bond Fund, Eaton Vance TABS Short-Term Municipal Bond Fund, Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund, Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund and Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund (the “Fund(s)”) are series of Eaton Vance Municipals Trust II (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 6 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Trust’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended January 31, 2016 and January 31, 2017 by D&T for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance High Yield Municipal Income Fund

Fiscal Years Ended	1/31/16	1/31/17
Audit Fees	$78,370	$79,820
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,471	$15,626
All Other Fees(3)	$0	$0

Total	$93,841	$95,446

Eaton Vance TABS Intermediate-Term Municipal Bond Fund

Fiscal Years Ended	1/31/16	1/31/17
Audit Fees	$40,295	$41,020
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,219	$9,311
All Other Fees(3)	$0	$0

Total	$49,514	$50,331

Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund

Fiscal Years Ended	1/31/16	1/31/17
Audit Fees	$22,895	$15,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,219	$9,311
All Other Fees(3)	$0	$0

Total	$32,114	$24,311

Eaton Vance TABS Short-Term Municipal Bond Fund

Fiscal Years Ended	1/31/16	1/31/17
Audit Fees	$40,290	$40,040
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,469	$11,061
All Other Fees(3)	$0	$0

Total	$50,759	$51,101

Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund

Fiscal Periods Ended*	1/31/16	1/31/17
Audit Fees	$19,050	$24,250
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,400	$9,494
All Other Fees(3)	$0	$0

Total	$28,450	$33,744

*	Fund commenced operations on May 4, 2015.

Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund

Fiscal Periods Ended*	1/31/16	1/31/17
Audit Fees	$19,050	$24,250
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,400	$9,494
All Other Fees(3)	$0	$0

Total	$28,450	$33,744

*	Fund commenced operations on May 4, 2015.
(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Funds comprised all of the Series of the Trust at January 31, 2016, and have the same fiscal year end (January 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/16	1/31/17
Audit Fees	$219,950	$224,380
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$63,178	$64,297
All Other Fees(3)	$0	$0

Total	$283,128	$288,677

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/16	1/31/17
Registrant(1)	$63,178	$64,297
Eaton Vance(2)	$56,434	$46,000

(1)	Includes all of the Series of the Trust.
(2)	The investment adviser to the Series, as well as any of its affiliates that provide ongoing services to the Series, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrant

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipals Trust II

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	March 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	March 24, 2017

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	March 24, 2017